[COMPASS LOGO]


                                              PROFESSIONALLY MANAGED COMBINATION
                                                        FIXED/VARIABLE ANNUITIES
                                                    FOR PERSONAL INVESTMENTS AND
                                                     QUALIFIED RETIREMENT PLANS




SEMIANNUAL REPORT o June 30, 2000

Capital Appreciation Variable Account
Global Governments Variable Account
Government Securities Variable Account
High Yield Variable Account
Managed Sectors Variable Account
Money Market Variable Account
Total Return Variable Account




                                                                       Issued by
                                    Sun Life Assurance Company of Canada (U.S.),
                                                    A Wholly Owned Subsidiary of
                                        Sun Life of Canada (U.S.) Holdings, Inc.

MFS Original Research[RegTM]
Research has been central to investment management
at MFS since 1932, when we created       [MFS ORIGINAL RESEARCH LOGO]
one of the first in-house research
departments in the mutual fund
industry. Original Research(SM) at
MFS is more than just crunching
numbers and creating economic
models: it's getting to know each
security and each company personally.


--------------------------------------------------------------------------------
           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE
--------------------------------------------------------------------------------

Letter from the President

Dear Contract Owners,

I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. Volatility can be a good thing

We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. Invest for the long term

You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. Invest regularly

Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy units. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the unit cost fluctuates, you end up with an average unit cost to you that is lower than the average unit price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. Diversify

One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.


Respectfully,


/s/ C. James Prieur
-------------------

C. James Prieur
President of the Compass Accounts

July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s--12/31/79-12/31/89, '90s--12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. Past performance is no guarantee of future results.

Investments in variable annuities will fluctuate and may be worth more or less upon redemption.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

Management Review and Outlook

Capital Appreciation Variable Account
For the six months ended June 30, 2000, the account provided a total return of 6.33%, which compares to a -0.42% return for the account's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. The account's performance does not reflect any applicable contract or surrender charges.

During the period, technology continued to be our main focus. However, we significantly changed the make-up of our technology investments. We reduced our holdings in some of the mainframe software companies that had populated the account at the beginning of 2000, such as BMC Software, Microsoft, and Compuware. We also cut back or eliminated some of our larger technology positions, including Oracle and Cisco Systems, because we felt their stock prices had reached or approached full value. Fortunately, a good deal of this selling came before the market and the technology sector suffered from a serious correction in March and April. The pre-correction selling significantly decreased our technology exposure at that time. However, during the correction, we increased our positions in fiber-optic equipment firms Nortel Networks and Corning.

Much of our tech focus has been tied to the development of e-commerce, where a significant amount of corporate spending has been turning. VeriSign, for example, acts as the custodian for online transactions, taking care of payments and validations. Nortel Networks and Corning are benefiting from the explosive expansion of web communications, as more and more fiber capacity is needed to carry data. We also increased the account's holdings in two semiconductor manufacturers, Micron Technology and Intel, as we anticipate a fairly significant upturn in personal computer (PC) sales during the second half of 2000 for two reasons. First, we feel the holiday selling season typically is a good time of year for PC sales. Second, since we are now well beyond the year 2000 phenomenon and the computer bug fears it spawned, we think corporate spending on computers will increase. We also anticipate continued growth in the server market, an area where Intel, in particular, has made significant inroads. With these trends in place, demand for all types of semiconductors, high-speed processors, and memory chips should outpace very tight supply to help these companies' prospects.

We also found opportunities in the utilities and communications sector. It's important to point out that our largest investments here were dedicated to companies involved with cellular communications. This segment performed much better than the sector as a whole, based on the dynamic growth of wireless voice and data communications. For example, you can now access the Internet with a cellular phone. Two of our top holdings in this area were service providers Sprint PCS and Vodafone AirTouch. We also invested in companies like Metromedia, which are developing local fiber networks in metropolitan areas.

We also added to our energy weighting, particularly in the oil services segment, including drillers like Transocean Offshore and Global Marine. In our view, these companies have hit the sweet spot of their business cycle. With oil prices up, more and more oil companies have sought to increase their drilling activity. A limited supply of drilling rigs means the price for these companies' services has been driven higher.

Our financial services holdings were focused on brokerage stocks such as Merrill Lynch and Morgan Stanley Dean Witter. These companies have done well due to strong capital markets activity, and may be well positioned if interest rates start to trend downward. In the retail sector, we have found our best opportunities in supermarkets and drug stores, including Safeway, Wal-Mart, and CVS. At the same time, we have been looking to add to our health care investments in order to take advantage of the steady earnings growth that we believe pharmaceutical firms offer, and as a way to balance the account's large technology stake.

All in all, we've tended to concentrate the account more so than in the past. The market has been very choppy, with some sectors performing very well and others really struggling. Our research analysts have worked to identify global trends in industry and business, so we can try to either capitalize on them, or avoid them altogether.

On the down side, the account's leisure investments lagged somewhat, including its cable and radio holdings. The feeling in this sector was that -- with the Olympics and a U.S. presidential election coming up -- conditions for these companies could not improve over where they are in 2000. Revenue growth for a lot of these companies hit record levels, and many investors apparently believed any economic slowdown would spell nothing but bad news. However, we've remained positive about these companies' long-term prospects. We felt their struggles were a result of purely emotional market plays rather than any deterioration in their fundamentals. We believe that their continued strong fundamentals will help their stock prices rebound in the long run.

Global Governments Variable Account
For the six months ended June 30, 2000, the account provided a total return of -0.93%, which compares to a return of 0.03% for the account's benchmark, the Salomon Brothers World Government Bond Index (the Salomon Index), an unmanaged index consisting of complete universes of government bonds with remaining maturities of at least five years. The account's performance does not reflect any applicable contract or surrender charges.

Despite strong economic growth and tightening of monetary policy (raising interest rates), the U.S. bond market remained one of the strongest and best performing fixed-income markets year to date. The strength in the market reflects investor confidence that the U.S. Federal Reserve Board (the Fed) is effectively guiding the economy to a soft landing -- slowing growth enough to control inflationary pressure without sending the economy into recession. The market has also been supported by the reduced supply of government bonds as a result of the budget surplus and the Treasury buy back program. Almost all the European markets underperformed the United States as the weaker euro and growing inflation concerns unnerved potential investors. The market in Japan also underperformed due to concerns over the potential of their central bank abandoning the current zero interest-rate policy, since interest rates and bond prices move in opposite directions.

The account was helped by having overweighted positions in the U.S. bond market and being underweighted both in Europe and Japan relative to the Salomon Index. Recently, we started to purchase a number of sovereign Yankee bonds (dollar-denominated bonds issued in the United States by foreign governments). The yields on these bonds looked very attractive. In addition, given their relative safety and favorable outlook for price appreciation, we have overweighted the account relative to the index in these securities.

During the past six months, especially during the first quarter, the account's nominal and relative performance was hurt by the rapid depreciation of the euro. Longer term, we still believe that the euro will strengthen, partially due to signs that the European economies are beginning to grow more rapidly than the United States. This growth may cause the European Central Bank to raise interest rates further, while the Fed is expected to adopt a more neutral monetary policy. Consequently, higher interest rates in Europe could attract more investors and increase cash flows into the beleaguered euro.

If the Fed achieves a soft landing, which we believe is the likely scenario, U.S. Treasuries should outperform European and Japanese bonds. (The principal and interest on U.S. Treasury securities are guaranteed by the U.S. government if held to maturity.) As a result, we'll continue to position the portfolio defensively while also trying to take advantage of attractively priced international bonds and improving interest-rate conditions in the United States. In this environment, we'll begin to moderately increase the account's duration (sensitivity to interest rates) in U.S. government securities in an effort to achieve more price appreciation.

Government Securities Variable Account
For the six months ended June 30, 2000, the account provided a total return of 4.08% which compares to a return of 4.38% for the account's benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. The account's performance does not reflect any applicable contract or surrender charges.

The fixed-income markets were characterized by uncertainty during the first half of 2000, as investors tried to figure out how much the Federal Reserve Board (the Fed) would have to hike short-term interest rates in order to slow growth and head off inflation. U.S. economic growth continued to surpass expectations through the winter and spring. To dampen this growth, the Fed has raised the federal funds rate three more times thus far in 2000 -- bringing it from 5.50% to 6.50% -- after having raised it three times in 1999. More recently, there have been some signs that growth might be decelerating to a rate that the Fed may feel is more consistent with a sustainable but noninflationary pace. Meanwhile, core inflationary pressures increased only moderately through the period, despite being prodded upward by significant upswings in the price of oil. Questions surrounding how much oil price increases would affect other aspects of the economy exacerbated the market's uncertainty.

The other significant factor that affected fixed-income markets was how the U.S. government has dealt with its second full fiscal year of budget surplus, and the implications for the Treasury market. With the U.S. Treasury buying back more than $200 billion in debt this fiscal year and curtailing its auctions of new issues, the market has tried to come to terms with a dramatic decline in the supply of Treasury securities. Since all other sectors of the fixed-income market are priced relative to Treasuries, this situation has made it hard for bond investors to evaluate the relative values of fixed-income securities and has created some illiquidity in the market. The value of 30-year Treasuries rose sharply as buyers needed to compete with each other in order to own them.

At the same time, U.S. government agency securities confronted some difficulties during the first half of 2000. Specifically, some in Washington called into question the implicit government backing of agencies such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae). Concerns revolved around the expansion of agency activities beyond their original mission, and the potential liability to taxpayers. As a result of this added scrutiny, agency securities underperformed Treasuries.

The account has traditionally maintained an overweighted position in agency securities because these high-quality assets offer a performance advantage over Treasuries. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) During the past six months when Treasuries proved to be the market leaders, the performance of the account was impacted by its focus on agency securities. The account began the year with a neutral weighting in mortgage-backed securities, a position that helped its performance because their performance lagged Treasuries somewhat. However, as the period progressed we added to both the agency and mortgage-backed security positions because we believe opportunities there offered tremendous long-term value.

As far as maturity was concerned, we positioned the Treasury portion of the account to take advantage of increases in short-term rates and decreases in long-term rates. Specifically, we used a "barbell" strategy, investing the account in long-term Treasuries on the one hand and very short-term cash equivalents on the other, with very little in between. By doing so, the account was able to benefit on the short end as the Fed raised rates, realize the capital appreciation offered by long-term Treasuries as their yields fell and prices rose, and avoid the intermediate-term securities that underperformed. However, with more confidence that we are nearing the end of this current Fed tightening cycle, it's likely that we'll move away from the barbell structure, aiming instead to target specific maturities that we feel offer particular opportunity.

We also kept the account's duration -- a measure of its sensitivity to changes in interest rates -- somewhat long, or more sensitive, because of our positive outlook regarding inflation and the Treasury market.

Looking ahead, we, along with the rest of the market, will try to gauge the effects of the Fed's monetary policy. Generally, it takes 9 to 18 months to measure the impact on the economy of Fed rate moves. It could very well be that the inflationary impact of rising oil prices is behind us, and that inflation has been well contained by the Fed's policy actions. Overall, we feel it should be a good environment for fixed-income investing. If the Fed hasn't already reached the end of its rate-hike program, we think it appears to be close. If so, we think we should witness growth settling back into a range of around 3.0% to 3.5%, which the Fed feels is not inflationary. The government continues to run up sizable surpluses and pay down debt. The market seems to have nearly universal confidence in the Fed's ability to keep inflation from getting out of hand. In sum, the environment should prove to be very favorable for Treasuries. This steadier backdrop should also bode well for those sectors that are represented in the account, such as agencies and mortgage-backed securities.

High Yield Variable Account
For the six months ended June 30, 2000, the account provided a total return of 0.50%, which compares to a return of -1.21% for the account's benchmark, the Lehman Brothers High Yield Bond Index, an unmanaged index of noninvestment-grade corporate debt. The account's performance does not reflect any applicable contract or surrender charges.

The high-yield market remained plagued by a number of difficulties during most of the period. First, high-yield portfolios experienced approximately $6.5 billion in outflows this year, which hurt demand for high-yield securities. Second, while default rates have recently come down a bit, they remained relatively high during the period. Finally, concerns about inflation and unsustainable economic growth kept investors nervous about future interest-rate hikes. While we are starting to see signs that the economy is slowing and the Federal Reserve Board (the Fed) may be nearing the end of its rate hikes, we think the possibility of one or two more increases is not out of the question. On a more positive note, we've recently started to see money flowing back into the high-yield market as the interest-rate environment has improved and investors are being drawn to some extremely attractive yields relative to U.S. Treasury and investment-grade bonds. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

In a market where most high-yield bonds traded lower, the portfolio's performance compared to its benchmark benefited from favorable security selection and industry diversification. During the second quarter of 2000, many telecommunications and media securities experienced a dramatic sell-off along with the equity market. However, our holdings in these sectors, as well as holdings in industries such as gaming and industrial manufacturing, held up well during the period. We maintained our positions in telecommunications bonds, which remained the largest industry exposure in the portfolio. Companies such as Nextel, and Esat Holdings Ltd., are among the account's larger holdings and provided a positive contribution to performance. Our position in Nextel Communications provided steady gains due to persistent strength in wireless subscriber growth. Our holding in Esat Holdings Ltd., another telecommunications company, provided a nice boost to performance after it was bought out by British Telecom. We also weren't afraid to take some profits in energy-company bonds, as oil and natural gas prices reached historically high levels.

In addition to favorable security selection, our successful avoidance of the credit problems and bankruptcies that hurt a variety of industries helped the account's performance. The key to avoiding credit defaults is in-depth research, and we believe MFS' research capabilities are second to none in the industry. The High Yield Variable Account is backed by a large group of investment professionals dedicated exclusively to the high-income market. Our research analysts use a variety of models to analyze the credit risk and business prospects of the companies they cover. We carefully measure and manage the underlying financial stability of each company we hold in the portfolio. Similar to our equity research, it's an intensive, company-by-company, bottom-up approach. First, we look at a company's business risks, then we consider the financial risks. Finally, we look at all the different ways of investing in the company and how the market is pricing each one of the securities. From this analysis, we try to pick the bond that offers the best risk-adjusted return. Our holding in U.S. Can Corp., one of the world's largest aerosol can manufacturers, is a good example of a bond that met our stringent investment criteria and benefited the account's performance. The company's management instituted a number of cost-saving efficiencies in their plants, which improved profitability and cash flow. The company then began to buy back their bonds resulting in substantial price appreciation.

After telecommunications, our second largest exposure was in media. Core holdings included cable television and radio entities such as Charter Communications, one of the fastest-growing companies in the field. Controlled by Paul Allen, the co-founder of Microsoft, Charter's valuation has risen following the increased utilization of cable networks as a means of accessing the Internet.

In many ways, we view telecom and media as defensive industries that offer attractive growth and income opportunities. Most people are not going to turn off their cable or mobile phones if the economy slows down. On the other hand, some of the big-ticket capital items such as industrial machinery, building materials, and autos may experience a slow down in business and consumer spending due to higher interest rates. Given the current economic environment, we like the telecom and media sectors, and we've maintained our exposure to these industries since the beginning of the year. We've taken some money off the table in some of the more cyclical industries such as steel and paper packaging, as well as in general manufacturing. We increased holdings in gaming bonds, which we also view as a somewhat defensive industry. These securities have gained ground because there are fewer and fewer regions of the country that permit gaming, and we believe these companies will continue to produce exceptional earnings and cash flow growth.

Looking ahead, we're cautiously optimistic regarding a recovery in high-yield securities. While it's difficult to rule out further volatility given the uncertain interest-rate environment, the high-income market has been weak for quite some time now. Yield spreads, the yield difference between noninvestment-grade debt and Treasuries, have widened significantly during the past year, making the yields on high-income bonds very attractive relative to other fixed-income securities in our view. In addition, we believe the economy will remain healthy and corporate earnings will remain strong. And, ultimately, the high-yield market usually tracks corporate earnings.

Managed Sectors Variable Account
For the six months ended June 30, 2000, the account provided a total return of -7.22%, which compares to returns of -0.42% and -1.54%, respectively, for the account's benchmarks, the S&P 500 and the Lipper Capital Appreciation Portfolio Index (the Lipper Index). The Lipper Index is an unmanaged, net asset value-weighted measure of the largest qualifying portfolios with capital appreciation as their investment objective. The account's performance does not reflect any applicable contract or surrender charges.

A global correction in the high-growth segments of the market in which we invest hampered our short-term performance earlier this year. Fueled by investor concerns over further Federal Reserve Board (the Fed) interest rate increases, the correction in the valuations of technology, media, telecommunications, and biotechnology stocks began in the second week of March and continued through the first two months of the second quarter.

Recently, we have seen some signs that the Fed's six interest rate increases since last summer may have begun to slow the economy. Some key economic indicators in early June, including a modest rise in unemployment, a slowing in housing starts, and lower-than-expected wage gains, gave us hope that there will be fewer or no increases going forward. We have also seen more attractive valuations in the high-growth areas of the market and we believe we may have seen the lows in the NASDAQ Composite Index (an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system), following the correction earlier this year. While we could certainly see further market volatility as investors adjust to the latest news on the economy and interest rates, we believe we may be entering a more favorable investment environment.

During the six-month period, we upgraded the portfolio by adding to our positions in those companies that we believe will become the true long-term leaders in their industries and are capable of generating the strongest relative earnings growth. At the same time, in light of the rising interest-rate environment we had earlier this year, we reduced our positions in some of our more highly valued stocks that we felt had limited upside earnings potential, and added selectively to more defensive holdings such as generic drug and pharmaceutical companies, as well as food and drug retailers.

Our best investment ideas have continued to be in technology, telecommunications, and health care. We believe that these high-growth segments of the market could continue to deliver superior earnings growth, particularly in a low or stabilizing interest-rate environment.

Technology continues to be our core sector because we believe these companies offer the most attractive growth characteristics that we can identify across a range of industries. Although we have shifted our technology weightings from time to time, we are well positioned to take advantage of what we expect to be much narrower leadership than we've seen in the past. We think that certain core, high-quality technology companies will become dominant in their respective markets. Among them, those leaders first to market with new products and services are the companies we want to own.

Many of our technology holdings are companies that enable e-commerce, both business to business and business to consumer. We believe the most successful among them will be the companies with the scale to meet the demands of corporations eagerly buying the latest business technologies in order to stay competitive. Our technology holdings also include select Internet infrastructure and software companies such as VeriSign and Check Point, in addition to semiconductor companies such as Micron Technology and Intel.

In utilities and telecommunications, we owned a lot of emerging telecom service providers last year. We reduced our holdings this year due to changes taking place in the industry -- most notably, the cost of doing business, particularly in terms of licensing, and capital spending, is expected to go higher and make these companies less profitable. Currently, our largest utilities and telecommunications holdings are in telecom equipment companies such as Nortel Networks, Corning, CIENA, and ADC Telecom.

With respect to health care, we have targeted quality names like Sepracor, an emerging pharmaceutical company, and companies that make equipment used in genetics research, such as PE Biosystems. Among the thousands of health care companies available, we're focusing on the biotechnology and emerging pharmaceutical companies that we feel have the best intellectual property and product pipelines, both of which should help them to better meet shareholder expectations.

Based on the positive outlook for oil and gas prices, we have added to our holdings in the energy services area. We will, however, watch the supply and demand of oil, because the price of this commodity drives the prices of these energy stocks. Finally, we're somewhat cautious on retail because rising interest rates tend to dampen consumer confidence and slow the pace of consumer spending.

We are in a volatile period where we need to see how much further interest rates must rise in order to cool off the economy. Although we expect to see some interim volatility, for the long term, we are optimistic on growth stocks, especially in technology, telecommunications, and health care. Within these sectors, we are working to build positions in companies that can become leaders in their industries and deliver growth over long periods of time, thus creating value for shareholders.

Money Market Variable Account
Despite some signs of moderating economic growth in the second quarter of 2000, the U.S. economy continued to grow steadily and unemployment fell to 30-year lows. Historically, these conditions have caused inflation to accelerate, and the Federal Reserve Board (the Fed) moved to contain the inflationary pressures that usually accompany this backdrop.

While the Fed refrained from raising interest rates during its last meeting, we don't believe the possibility of future interest-rate hikes can be ruled out. As a result, we've structured the portfolio with a relatively short maturity and targeted 36 days for the average maturity of the account's holdings.

We continue to limit the account's investments to securities issued or guaranteed by the U.S. Treasury, agencies, or instrumentalities of the U.S. government, as well as to the highest-quality corporate and bank issues, in order to provide maximum security against credit risk. On June 30, 2000, approximately 80% of the portfolio was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues.

Investments in the account are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the account seeks to preserve the value at $1.00 per unit, it is possible to lose money by investing in the account.

Total Return Variable Account
For the six months ended June 30, 2000, the account provided a total return of 2.72%, which compares to returns of -0.42% and 4.18%, respectively, for the account's benchmarks, the S&P 500 and the Lehman Brothers Government/Corporate Bond Index, an unmanaged market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities) and investment-grade U.S. corporate debt. The account's performance does not reflect any applicable contract or surrender charges.

In our view, what makes this portfolio different from other balanced portfolios is the fact that we remain committed to our disciplined approach to asset allocation, unlike managers of many balanced portfolios, who often take on additional risks by increasing their exposure to aggressive growth stocks. We maintain a roughly 60% equity, 40% fixed-income and cash investment mix because we believe this is what investors expect from a balanced portfolio. We believe this strategy provides the right balance of growth and income potential.

Due to a steady rise in interest rates during the past year, it has been a difficult environment for bonds. However, the portfolio's bond holdings posted positive returns during the past six months and generally added stability to the portfolio in a period marked by highly volatile equity markets. At the same time, our equity stake was bolstered by our focus on value stocks and strong security selection in energy and insurance stocks, which contributed positively to the portfolio's total return.

Among energy stocks, oil services as well as exploration and production companies provided an impressive boost to performance. These stocks are typically very sensitive to oil and natural gas price changes and benefited immensely from rising prices. We've anticipated this favorable business environment for some time now, and it has worked very well in recent months. In the insurance sector, a few of the portfolio's holdings produced exceptional performance. Recently, the Dutch financial services company ING Groep agreed to buy ReliaStar Financial Corp., which caused our position in ReliaStar to nearly double. This news sparked a rally in the insurance industry, as investors began to recognize the strong fundamental business outlooks and the potential for further consolidation among insurance companies.

We also took advantage of some weakness in pharmaceutical stock prices in the early part of the year to increase our positions in high-quality companies with strong long-term track records.

Stocks such as Pharmacia and Abbott Laboratories came back strong in the second quarter, and we think they still offer attractive growth opportunities at compelling valuations.

While value stocks have rallied recently, it's difficult to predict whether this trend will continue. But our feeling is that there is plenty of upside for more reasonably priced stocks with good fundamental growth prospects, especially if interest rates and the economic backdrop remain uncertain. We think more defensive stocks in noncyclical sectors of the economy, such as consumer nondurables and health care stocks, have the potential to outperform aggressive growth stocks in this environment.

With regard to our bond holdings during this period, as corporate bonds and mortgage-backed securities recovered in the first quarter of 2000, we decided to secure some profits and decrease our positions in these sectors. At the same time, we shifted some assets into U.S. Treasuries as the outlook for government securities appeared to brighten. We felt this strategy worked well, especially following the government's announced plans to buy back nearly $30 billion of longer-maturity Treasuries during the year. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) With corporate bonds, we also found ourselves in the right areas of the market. Our positioning in various telecommunications and media issues proved particularly beneficial.

Looking forward, while certain pockets of the market remain overvalued in our view, we are still finding some quality companies at what we think are attractive prices. In addition, we feel there is potential for strong corporate earnings across a wide range of industries. However, we intend to proceed with some caution given the Fed's determination to slow down the economy. In light of the current economic uncertainty, the market is beginning to behave as we would expect -- defensive, value-oriented stocks have been rebounding, while growth stocks have suffered. Whether this current trend will persist is difficult to determine. As a result, we believe it makes sense for investors to maintain a well-diversified portfolio.

                      -----------------------------------

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

Investment Objectives and Policies

Capital Appreciation Variable Account (CAVA) seeks to maximize capital appreciation by investing in securities of all types, with a major emphasis on common stocks.

Global Governments Variable Account (GGVA) seeks moderate current income and preservation and growth of capital by investing in a portfolio of U.S. and foreign government and government-related securities. Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase unit price volatility. Government guarantees apply to individual securities only and not to price and yields of units in a managed portfolio. See the prospectus for details.

Government Securities Variable Account (GSVA) seeks current income and preservation of capital by investing in U.S. government and government-related securities. Government guarantees apply to individual securities only and not to prices and yields of units in a managed portfolio. See the prospectus for details.

High Yield Variable Account (HYVA) seeks current income and capital appreciation by investing primarily in fixed-income securities of U.S. and foreign issuers that may be in the lower-rated categories or unrated and may include equity features. Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase unit price volatility. See the prospectus for details.

Managed Sectors Variable Account (MSVA) seeks capital appreciation by varying the weighting of its portfolio of common stocks among 13 industry sectors. The account may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. See the prospectus for details.

Money Market Variable Account (MMVA) seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months. Investments in the account are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the account seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the account. See the prospectus for details.

Total Return Variable Account (TRVA) seeks primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income. Assets will be allocated and reallocated from time to time between money market, fixed-income, and equity securities. Under normal market conditions, at least 25% of the account's assets will be invested in fixed-income securities, and at least 40% and no more than 75% of its assets will be invested in equity securities.


Six-month performance through June 30, 2000


                                          Compass 2 (U.S.)   Compass 3 (U.S)
----------------------------------------------------------------------------
Capital Appreciation Variable Account          5.65%             5.59%
Global Governments Variable Account           (1.55)%           (1.63)%
Government Securities Variable Account         3.40%             3.34%
High Yield Variable Account                   (0.14)%           (0.19)%
Managed Sectors Variable Account              (7.80)%           (7.87)%
Money Market Variable Account                  2.09%             2.04%
Total Return Variable Account                  2.08%             2.00%

These performance results reflect any applicable contract or surrender charges. Past performance is no guarantee of future results. More recent returns may be more or less than those shown above.

Portfolio of Investments (Unaudited) -- June 30, 2000
Capital Appreciation Variable Account
Stocks -- 98.1%


Issuer                                                   Shares             Value
U.S. Stocks -- 85.0%
Aerospace -- 1.3%
Boeing Co. ......................................       262,400         $ 10,971,600
                                                                        ------------
Automotive -- 0.6%
Harley-Davidson, Inc. ...........................       139,200         $  5,359,200
                                                                        ------------
Banks and Credit Companies -- 0.2%
Wells Fargo Co. .................................        54,300         $  2,104,125
                                                                        ------------
Biotechnology -- 1.4%
Pharmacia Corp. .................................       127,804         $  6,605,869
Waters Corp.* ...................................        39,900            4,980,019
                                                                        ------------
                                                                        $ 11,585,888
                                                                        ------------
Business Machines -- 0.7%
Seagate Technology, Inc.* .......................        36,800         $  2,024,000
Sun Microsystems, Inc.* .........................        42,800            3,892,125
                                                                        ------------
                                                                        $  5,916,125
                                                                        ------------
Business Services -- 1.5%
Bea Systems, Inc.* ..............................        45,000         $  2,224,688
Computer Sciences Corp.* ........................        98,000            7,319,375
Nextel Partners, Inc. ...........................        37,840            1,232,165
Thermo Electron Corp.* ..........................       108,200            2,278,962
                                                                        ------------
                                                                        $ 13,055,190
                                                                        ------------
Cellular Telephones -- 1.8%
Sprint Corp. (PCS Group)* .......................       256,600         $ 15,267,700
                                                                        ------------
Computer Software -- Personal Computers -- 2.1%
Mercury Interactive Corp.* ......................        22,400         $  2,167,200
Microsoft Corp.* ................................       198,900           15,912,000
                                                                        ------------
                                                                        $ 18,079,200
                                                                        ------------
Computer Software -- Services -- 1.6%
EMC Corp.* ......................................       136,000         $ 10,463,500
Informatica Corp.* ..............................         1,600              131,100
TIBCO Software, Inc.* ...........................        28,700            3,077,627
                                                                        ------------
                                                                        $ 13,672,227
                                                                        ------------
Computer Software -- Systems -- 8.3%
Agile Software Corp.* ...........................         4,000         $    282,750
Ariba, Inc.* ....................................        16,800            1,647,188
BMC Software, Inc.* .............................       134,900            4,921,742
Cadence Design Systems, Inc.* ...................       259,800            5,293,425
Compuware Corp.* ................................       209,100            2,169,412
Comverse Technology, Inc.* ......................        47,800            4,445,400
Digex, Inc.* ....................................        44,900            3,050,394
E.piphany, Inc.* ................................        26,400            2,829,750
Foundry Networks, Inc.* .........................         1,750              192,500
I2 Technologies, Inc.* ..........................        18,100            1,887,208
MMC Networks, Inc.* .............................        15,200              812,250
Oracle Corp.* ...................................       335,624           28,213,392
Rational Software Corp.* ........................        31,700            2,946,119
Siebel Systems, Inc.* ...........................        16,200            2,649,712
StorageNetworks, Inc.* ..........................         1,070               96,568
VERITAS Software Corp.* .........................        73,850            8,346,204
Vitria Technology, Inc.* ........................        24,900            1,522,013
                                                                        ------------
                                                                        $ 71,306,027
                                                                        ------------
Conglomerates -- 1.5%
Tyco International Ltd. .........................       265,200         $ 12,563,850
                                                                        ------------
Consumer Goods and Services -- 0.6%
Colgate-Palmolive Co. ...........................        92,500         $  5,538,437
                                                                        ------------
Drugs & Health Care -- 0.1%
Celera Genomics Co.* ............................        12,200         $  1,140,700
                                                                        ------------
Electrical Equipment
Capstone Turbine Corp.* .........................           460         $     20,729
                                                                        ------------
Electronics -- 14.9%
Altera Corp.* ...................................        53,600         $  5,463,850
Analog Devices, Inc.* ...........................       125,800            9,560,800


Issuer                                                   Shares            Value
Electronics -- continued
DuPont Photomasks, Inc.* ........................        27,900         $  1,911,150
Fairchild Semiconductor
  International Co.* ............................        29,500            1,194,750
Flextronics International Ltd.* .................       122,400            8,407,350
Helix Technology Corp.* .........................        35,700            1,392,300
Intel Corp. .....................................       135,500           18,114,656
KLA-Tencor Corp.* ...............................        29,700            1,739,306
Lam Research Corp.* .............................       102,100            3,828,750
LSI Logic Corp.* ................................        75,100            4,064,788
Micron Technology, Inc.* ........................       434,700           38,280,769
Novellus Systems, Inc.* .........................       110,000            6,221,875
Photronics, Inc.* ...............................        50,200            1,424,425
Sanmina Corp.* ..................................        45,500            3,890,250
SCI Systems, Inc.* ..............................        10,300              403,631
Solectron Corp.* ................................        56,600            2,370,125
Tektronix, Inc. .................................        88,700            6,563,800
Teradyne, Inc.* .................................        42,700            3,138,450
Varian Semiconductor Equipment
  Associates, Inc.* .............................        83,000            5,213,437
Veeco Instruments, Inc.* ........................        71,000            5,200,750
                                                                        ------------
                                                                        $128,385,212
                                                                        ------------
Entertainment -- 4.5%
Clear Channel Communications, Inc.* .............       160,576         $ 12,043,200
Infinity Broadcasting Corp., "A"* ...............       355,500           12,953,531
Time Warner, Inc. ...............................        94,400            7,174,400
Viacom, Inc., "B"* ..............................        92,333            6,295,957
                                                                        ------------
                                                                        $ 38,467,088
                                                                        ------------
Financial Institutions -- 3.9%
Associates First Capital Corp., "A" .............        94,900         $  2,117,456
Citigroup, Inc. .................................       151,400            9,121,850
Donaldson, Lufkin & Jenrette, Inc. ..............        47,700            2,024,269
Federal National Mortgage Assn. .................        64,600            3,371,313
Financial Federal Corp. * .......................       111,550            1,938,181
Goldman Sachs Group, Inc. .......................        23,800            2,258,025
Merrill Lynch & Co., Inc. .......................        53,100            6,106,500
Morgan Stanley Dean Witter & Co. ................        81,000            6,743,250
                                                                        ------------
                                                                        $ 33,680,844
                                                                        ------------
Insurance -- 2.8%
American International Group, Inc. ..............        48,000         $  5,640,000
Gallagher (Arthur J.) & Co. .....................        93,700            3,935,400
Hartford Financial Services Group, Inc. .........       150,200            8,401,813
Marsh & McLennan Cos., Inc. .....................        56,700            5,921,606
                                                                        ------------
                                                                        $ 23,898,819
                                                                        ------------
Internet -- 3.1%
Allaire Corp.* ..................................        14,200         $    521,850
Interwoven, Inc.* ...............................         5,400              593,916
Selectica, Inc.* ................................        12,010              841,450
VeriSign, Inc.* .................................       139,280           24,582,920
                                                                        ------------
                                                                        $ 26,540,136
                                                                        ------------
Machinery -- 0.6%
Deere & Co., Inc. ...............................       130,500         $  4,828,500
                                                                        ------------
Medical and Health Products -- 2.6%
American Home Products Corp. ....................        99,500         $  5,845,625
Bristol-Myers Squibb Co. ........................       135,500            7,892,875
Pfizer, Inc. ....................................       170,225            8,170,800
                                                                        ------------
                                                                        $ 21,909,300
                                                                        ------------
Medical and Health Technology
  and Services -- 0.9%
Health Management Associates,
  Inc., "A"* ....................................       311,400         $  4,067,662
PE Corp.-PE Biosystems Group ....................        61,400            4,044,725
                                                                        ------------
                                                                        $  8,112,387
                                                                        ------------


                                                                          7-CAVA

Issuer                                            Shares          Value
Oil Services -- 3.5%
Baker Hughes, Inc. ........................      185,300      $  5,929,600
Cooper Cameron Corp.* .....................       52,500         3,465,000
Global Marine, Inc.* ......................      299,400         8,439,337
Halliburton Co. ...........................      137,500         6,488,281
Noble Drilling Corp.* .....................       95,800         3,945,763
Weatherford International, Inc.* ..........       47,500         1,891,094
                                                              ------------
                                                              $ 30,159,075
                                                              ------------
Oils -- 2.3%
Conoco, Inc., "A" .........................      226,900      $  4,991,800
EOG Resources, Inc. .......................       63,800         2,137,300
Santa Fe International Corp. ..............       87,600         3,060,525
Transocean Sedco Forex, Inc. ..............      173,300         9,260,719
                                                              ------------
                                                              $ 19,450,344
                                                              ------------
Pharmaceuticals -- 0.1%
Sepracor, Inc.* ...........................       10,100      $  1,218,312
                                                              ------------
Restaurants and Lodging -- 0.3%
Cendant Corp.* ............................      180,926      $  2,532,964
                                                              ------------
Retail -- 4.2%
Best Buy Co., Inc.* .......................       31,600      $  1,998,700
CVS Corp. .................................      302,200        12,088,000
Home Depot, Inc. ..........................       36,700         1,832,706
Office Depot, Inc.* .......................      190,150         1,188,438
RadioShack Corp. ..........................      157,100         7,442,613
Wal-Mart Stores, Inc. .....................      206,100        11,876,512
                                                              ------------
                                                              $ 36,426,969
                                                              ------------
Supermarkets -- 1.3%
Safeway, Inc.* ............................      251,000      $ 11,326,375
                                                              ------------
Telecommunications -- 15.4%
Allegiance Telecom, Inc.* .................       57,100      $  3,654,400
Amdocs Ltd.* ..............................       31,400         2,409,950
American Tower Corp., "A"* ................       89,400         3,726,862
AT&T Corp., "A"* ..........................      292,000         7,081,000
Cabletron Systems, Inc.* ..................      227,100         5,734,275
Cisco Systems, Inc.* ......................      438,500        27,872,156
Copper Mountain Networks, Inc.* ...........       16,100         1,418,813
Corning, Inc. .............................       98,000        26,447,750
Cox Communications, Inc.* .................      164,600         7,499,587
EchoStar Communications Corp.* ............       30,600         1,013,147
Emulex Corp.* .............................       20,800         1,366,300
Exfo Electro -- Optical Engineering, Inc.*         3,370           147,859
Metromedia Fiber Network, Inc., "A"* ......      280,260        11,122,819
MGC Communications, Inc.* .................       36,600         2,193,712
NEXTEL Communications, Inc.* ..............      103,800         6,351,262
Nextlink Communications, Inc., "A"* .......       89,200         3,384,025
NTL, Inc.* ................................       62,250         3,727,219
Qwest Communications
  International, Inc.* ....................       51,498         2,558,807
Spectrasite Holdings, Inc.* ...............       68,100         1,932,338
Stratos Lightwave, Inc.* ..................          450            12,544
Time Warner Telecom, Inc.* ................       77,700         5,001,937
UnitedGlobalCom, Inc.* ....................       83,200         3,889,600
Williams Communications Group, Inc.* ......       66,100         2,193,694
Winstar Communications, Inc.* .............       60,500         2,049,438
                                                              ------------
                                                              $132,789,494
                                                              ------------
Telecommunications and Cable -- 1.3%
Comcast Corp., "A"* .......................      275,400      $ 11,153,700
                                                              ------------
Utilities -- Electric -- 1.6%
AES Corp.* ................................      301,800      $ 13,769,625
                                                              ------------
  Total U.S. Stocks .....................................     $731,230,142
                                                              ------------


Issuer                                           Shares          Value
Foreign Stocks -- 13.1%
Bermuda -- 1.3%
FLAG Telecom Holdings Ltd.
  (Telecommunications)* ...................      167,800      $  2,496,025
Global Crossing Ltd.
  (Telecommunications)* ...................      334,400         8,798,900
                                                              ------------
                                                              $ 11,294,925
                                                              ------------
Canada -- 2.8%
Nortel Networks Corp.
  (Telecommunications) ....................      357,604      $ 24,406,473
                                                              ------------
Finland -- 0.4%
Sonera Oyj (Telecommunications) ...........       84,300      $  3,842,576
                                                              ------------
France -- 0.1%
Business Objects S.A., ADR
  (Computer Software -- Systems)* .........       10,400      $    916,500
                                                              ------------
Hong Kong -- 0.3%
China Telecom Ltd.
  (Telecommunications) ....................      312,000      $  2,751,764
                                                              ------------
Israel -- 0.6%
Check Point Software Technologies Ltd.
  (Computer Software -- Services)* ........       21,100      $  4,467,925
Partner Communications Co. Ltd., ADR
  (Cellular Telephones)* ..................       52,225           496,138
                                                              ------------
                                                              $  4,964,063
                                                              ------------
Japan -- 1.0%
Daiwa Securities Group, Inc.
  (Banks and Credit Cos.) .................      392,000      $  5,173,454
NTT Mobile Communications Network,
  Inc. (Telecommunications) ...............          122         3,300,716
                                                              ------------
                                                              $  8,474,170
                                                              ------------
Mexico -- 0.6%
Grupo Iusacell S. A. de C. V., ADR
  (Telecommunications)* ...................      175,100      $  2,735,937
Telefonos de Mexico S.A., ADR
  (Utilities -- Telephone) ................       38,460         2,197,028
                                                              ------------
                                                              $  4,932,965
                                                              ------------
Netherlands -- 1.0%
ASM Lithography Holding N.V.
  (Computer Software -- Systems)* .........       52,400      $  2,312,150
KPN N.V. (Telecommunications)* ............        1,680            75,135
Libertel N.V. (Cellular
  Telecommunications)* ....................      110,100         1,676,368
Versatel Telecommunications N.V.
  (Telecommunications)* ...................       97,895         4,111,826
                                                              ------------
                                                              $  8,175,479
                                                              ------------
Norway -- 0.2%
Schibsted ASA (Publishing) ................      100,090      $  1,855,247
                                                              ------------
Singapore -- 0.7%
Chartered Semiconductor Manufacturing
  Co., ADR (Electronics)* .................       66,700      $  6,003,000
                                                              ------------
South Korea -- 1.1%
Samsung Electronics Co. (Electronics) .....       48,700      $  9,520,850
                                                              ------------
Sweden -- 0.4%
Ericsson LM, ADR (Telecommunications)......      167,800      $  3,356,000
                                                              ------------
United Kingdom -- 2.6%
BP Amoco PLC, ADR (Oils) ..................      172,400      $  9,751,375
Vodafone AirTouch PLC
  (Telecommunications)* ...................    3,034,033        12,253,379
                                                              ------------
                                                              $ 22,004,754
                                                              ------------
  Total Foreign Stocks ...............................        $112,498,766
                                                              ------------
  Total Stocks (Identified Cost, $684,850,268) .......        $843,728,908
                                                              ------------


8-CAVA

                                        Principal Amount
Issuer                                   (000 Omitted)       Value
Short-Term Obligation -- 0.9%
Associates First Capital Corp., due
  7/03/00, at Amortized Cost .........       $8,021       $  8,017,925
                                                          ------------
   Total Investments (Identified Cost, $692,868,193)...   $851,746,833
 Other Assets, Less Liabilities -- 1.0% ...............      8,347,526
                                                          ------------
  Net Assets -- 100.0% ................................   $860,094,359
                                                          ============

           See portfolio footnotes and notes to financial statements.

Portfolio of Investments (Unaudited) -- June 30, 2000
Global Governments Variable Account
Bonds -- 74.7%

                                                  Principal Amount
Issuer                                             (000 Omitted)           Value
Foreign Bonds -- 45.2%
Australia -- 0.6%
Commonwealth of Australia, 6.75s, 2006         AUD    125              $     77,247
                                                                       ------------
Canada -- 3.0%
Government of Canada, 5.25s, 2008 ............ CAD    144              $    128,054
Government of Canada, 5.5s, 2009 .............        382                   252,373
                                                                       ------------
                                                                       $    380,427
                                                                       ------------
Denmark -- 1.6%
Kingdom of Denmark, 7s, 2007 ................. DKK  1,421              $    195,170
                                                                       ------------
France -- 2.3%
Republic of France, 4s, 2009 ................. EUR    332              $    286,032
                                                                       ------------
Germany -- 16.1%
Republic of Germany, 6.75s, 2004 ............. EUR    834              $    841,379
Republic of Germany, 4.5s, 2009 ..............        546                   495,046
Republic of Germany, 4.75s, 2008 .............        306                   283,099
Republic of Germany, 8s, 2002 ................        412                   415,300
                                                                       ------------
                                                                       $  2,034,824
                                                                       ------------
Greece -- 1.8%
Hellenic Republic, 8.7s, 2005 ................ GRD 39,000              $    122,113
Hellenic Republic, 8.9s, 2003 ................      8,900                    26,938
Republic of Greece, 8.6s, 2008 ...............     24,000                    78,104
                                                                       ------------
                                                                       $    227,155
                                                                       ------------
Italy -- 7.7%
Republic of Italy, 5s, 2008 .................. EUR  1,046              $    966,583
                                                                       ------------
Japan -- 2.8%
Development Bank of Japan,
  1.75s, 2010 (Bank) ......................... JPY 10,000              $     93,882
Japan Bank for International
  Cooperation, 7.125s, 2005 (Bank) ........... DEM    255                   255,038
                                                                       ------------
                                                                       $    348,920
                                                                       ------------
Mexico -- 0.5%
United Mexican States, 9.875s, 2010 .......... $       58              $     60,610
                                                                       ------------
Supra-national -- 1.7%
International Bank Reconstruction &
  Development, 2s, 2008 (Bank) ............... JPY 22,400              $    219,389
Sweden -- 1.4%
Kingdom of Sweden, 6s, 2005 .................. SEK    400              $     46,624
Kingdom of Sweden, 9s, 2009 ..................        900                   128,235
                                                                       ------------
                                                                       $    174,859
                                                                       ------------
United Kingdom -- 5.7%
United Kingdom Treasury, 6s, 2028 ............ GBP     39              $     73,586
United Kingdom Treasury, 7s, 2002 ............        145                   223,356
United Kingdom Treasury, 7.25s, 2007 .........        152                   254,111
United Kingdom Treasury, 8s, 2015 ............         86                   173,124
                                                                       ------------
                                                                       $    724,177
                                                                       ------------
  Total Foreign Bonds .............................................    $  5,695,393
                                                                       ------------
U.S. Bonds -- 29.5%
U.S. Treasury Bonds, 6.25s, 2023 ............. $   761                 $    767,179
U.S. Treasury Notes, 4.25s, 2010 .............     120                      121,795
U.S. Treasury Notes, 5.5s, 2009 ..............     261                      249,743
U.S. Treasury Notes, 6.125s, 2007 ............   1,013                    1,006,193
U.S. Treasury Notes, 6.5s, 2010 ..............     243                      251,315
U.S. Treasury Notes, 6.75s, 2005 .............     491                      502,431
U.S. Treasury Notes, 8s, 2001 ................     815                      825,057
                                                                       ------------
  Total U.S. Bonds ................................................    $  3,723,713
                                                                       ------------
  Total Bonds (Identified Cost, $9,538,727) .......................    $  9,419,106
                                                                       ------------


                                                                          9-GGVA

                                             Principal Amount
                                               of Contracts
Issuer/Expiration Month/Strike/Price          (000 Omitted)        Value
Call Options Purchased -- 0.2%
Japanese Government Bond Future/
  August/132.49 ...........................   JPY 200,000       $    20,833
Japanese Yen/July/105 .....................        60,700             3,885
                                                                -----------
  Total Call Options Purchased
   (Premiums Paid, $26,118) ................................    $    24,718
                                                                -----------
Put Options Purchased
Japanese Yen/July/103 .....................    JPY 59,567       $     3,812
Japanese Yen/July/108 .....................        68,018             2,313
Japanese Yen/Euro Dollars/January/130 .....         3,689                74
                                                                -----------
  Total Put Options Purchased
    (Premiums Paid, $13,481) ...............................    $     6,199
                                                                -----------


                                             Principal Amount
Issuer                                        (000 Omitted)       Value
Short-Term Obligations -- 26.1%
Federal Home Loan Bank, due 7/03/00 at
  Amortized Cost ........................     $     3,295       $ 3,293,797
                                                                -----------
  Total Investments (Identified Cost, $12,873,326)........      $12,743,820
                                                                -----------


                                             Principal Amount
                                               of Contracts
Issuer/Expiration Month/Strike/Price          (000 Omitted)       Value
Call Options Written
Australian Dollars/May/0.555 ...........      AUD     206       $    (1,062)
Canadian Dollars/September/1.4 .........      CAD   1,058               (72)
                                                                -----------
  Total Call Options Written
    (Premiums Received, $8,796) .........................       $    (1,134)
                                                                -----------
Put Options Written -- (0.1%)
Japanese Government Bond Future/
  August/132.49 ........................      JPY 200,000       $   (15,931)
Japanese Yen/July/108 ..................           68,018            (2,313)
                                                                -----------
  Total Put Options Written
    (Premiums Received, $25,848).........................       $   (18,244)
                                                                -----------
Other Assets,
 Less Liabilities -- (0.9%)                                        (119,146)
                                                                -----------
  Net Assets -- 100.0% ..................................       $12,605,296
                                                                -----------

          See portfolio footnotes and notes to financial statements.


Portfolio of Investments (Unaudited) -- June 30, 2000
Government Securities Variable Account
Bonds -- 93.1%


                                                  Principal Amount
Issuer                                             (000 Omitted)        Value
U.S. Federal Agencies -- 62.0%
Aid to Israel, 6.6s, 2008 ......................      $   985        $    964,847
Aid To Peru, 9.98s, 2008 .......................        1,547           1,674,185
Empresa Energetica Cornito Ltd.,
  6.07s, 2010 ..................................        3,869           3,544,314
Federal Home Loan Mortgage Corp.,
  6.5s, 2029 ...................................       12,828          12,107,365
Federal Home Loan Mortgage Corp.,
  7.5s, 2027 - 2028 ............................        2,057           2,029,841
Federal Housing Authority, 7.43s, 2022 .........        3,281           3,177,844
Federal National Mortgage Assn.,
  6.132s, 2011 .................................          935             904,726
Federal National Mortgage Assn.,
  6.5s, 2005 - 2027 ............................        8,508           8,047,716
Federal National Mortgage Assn.,
  6.75s, 2003 ..................................        1,947           1,924,305
Federal National Mortgage Assn.,
  6.765s, 2020 .................................           15              14,472
Federal National Mortgage Assn.,
  6.859s, 2011 .................................        3,000           2,969,868
Federal National Mortgage Assn.,
  7s, 2029 - 2030 ..............................       14,881          15,515,118
Federal National Mortgage Assn.,
  7.27s, 2005 ..................................        3,811           3,749,191
Federal National Mortgage Assn.,
  7.5s, 2014 - 2030 ............................        6,380           6,323,962
Federal National Mortgage Assn.,
  8.5s, 2007 ...................................           89              90,404
Federal National Mortgage Assn.,
  10s, 2018 ....................................        1,708           1,813,299
Financing Corp., 9.8s, 2018 ....................        5,000           6,316,400
Financing Corp., 10.35s, 2018 ..................        1,950           2,576,438
Resolution Funding Corp., 8.875s, 2020 .........        3,700           4,518,625
Tennessee Valley Authority, 0s to 2012,
  8.25s to 2042 ................................        7,250           2,915,660
U.S. Department of Housing & Urban
  Development, 6.59s, 2016 .....................        2,045           1,848,230
U.S. Department of Veterans Affairs,
  7.5s, 2009 ...................................        3,400           3,419,108
                                                                     ------------
                                                                     $ 86,445,918
                                                                     ------------
U.S. Government Guaranteed -- 31.1%
Government National Mortgage Association -- 12.6%
GNMA, 7s, 2008 - 2029 ..........................      $ 4,630        $  4,501,185
GNMA, 7.5s, 2023 - 2027 ........................        4,536           4,505,387
GNMA, 8s, 2026 - 2030 ..........................        8,033           8,123,941
GNMA, 11s, 2010 - 2019 .........................          291             317,231
GNMA, 12.5s, 2015 - 2015 .......................           41              45,423
GNMA, 14s, 2014 ................................            5               6,055
                                                                     ------------
                                                                     $ 17,499,222
                                                                     ------------
Small Business Administration -- 2.8%
SBA, 8.2s, 2005 ................................      $   401        $    410,462
SBA, 8.4s, 2007 ................................          152             154,322
SBA, 6.24s, 2009 ...............................        2,500           2,246,875
SBA, 8.7s, 2009 ................................          826             844,629
SBA, 10.05s, 2009 ..............................          209             218,673
                                                                     ------------
                                                                     $  3,874,961
                                                                     ------------

10-GSVA

                                             Principal Amount
Issuer                                        (000 Omitted)          Value
U.S. Government Guaranteed -- continued
U.S. Treasury Obligations -- 15.7%
U.S. Treasury Bonds,
  10.375s, 2012 ...........................       $3,300       $  4,057,449
U.S. Treasury Bonds,
  9.875s, 2015 ............................        5,500          7,457,670
U.S. Treasury Bonds,
  3.625s, 2028 ............................        3,103          2,957,945
U.S. Treasury Notes, 6.5s, 2002 ...........        1,500          1,501,875
U.S. Treasury Notes, 5.875s, 2004 .........          250            246,368
U.S. Treasury Notes, 4.25s, 2010 ..........        2,544          2,580,405
U.S. Treasury Notes, 6.5s, 2010 ...........        3,000          3,102,660
                                                               ------------
                                                               $ 21,904,372
                                                                ------------
  Total U.S. Government Guaranteed .........................   $ 43,278,555
                                                               ------------
  Total Bonds (Identified Cost, $131,779,868) ..............   $129,724,473
                                                               ------------
Repurchase Agreement -- 6.2%
Merrill Lynch, dated 6/30/00, due 7/3/00,
  total to be received $8,705,858
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account), at Cost ................       $8,701       $  8,701,000
                                                               ------------
  Total Investments (Identified Cost, $140,480,868).........   $138,425,473
                                                               ------------
Other Assets,
  Less Liabilities -- 0.7%                                     $    938,728
                                                               ------------
    Net Assets -- 100.0% ...................................   $139,364,201
                                                               ============

           See portfolio footnotes and notes to financial statements.


Portfolio of Investments (Unaudited) -- June 30, 2000
High Yield Variable Account
Bonds -- 90.4%


                                               Principal Amount
Issuer                                          (000 Omitted)        Value
U.S. Bonds -- 77.7%
Aerospace -- 3.6%
Airplane Pass-Through Trust,
  10.875s, 2019+ ............................       $  741        $    601,798
Argo Technology Corp., 8.625s, 2007 .........        1,175             822,500
BE Aerospace, Inc., 8s, 2008 ................           75              63,375
K & F Industries, Inc., 9.25s, 2007 .........        1,400           1,323,000
L-3 Communications Corp.,
  10.375s, 2007 .............................          500             508,750
L-3 Communications Corp., 8.5s, 2008 ........          210             193,200
MOOG, Inc., 10s, 2006 .......................        1,420           1,412,900
Stellex Industries, Inc., 9.5s, 2007** ......           75               7,125
United Defense Industries, Inc.,
  8.75s, 2007 ...............................          330             305,250
                                                                  ------------
                                                                  $  5,237,898
                                                                  ------------
Building Materials -- 6.1%
AAF- McQuay, Inc., 8.875s, 2003 .............       $  150        $    129,000
American Standard, Inc., 7.375s, 2008 .......        3,250           2,949,375
Building Materials Corp., 8.625s, 2006 ......        1,150           1,000,500
Building Materials Corp., 8s, 2007 ..........        2,000           1,710,000
Formica Corp., 10.875s, 2009 ................          500             390,000
MMI Products, Inc., 11.25s, 2007 ............          375             369,375
Nortek, Inc., 9.25s, 2007 ...................        1,300           1,215,500
UDC Homes, Inc., 14.5s, 2000 ................            3               1,465
Williams Scotsman, Inc., 9.875s, 2007 .......        1,250           1,125,000
                                                                  ------------
                                                                  $  8,890,215
                                                                  ------------
Business Services -- 0.6%
Anacomp, Inc., 10.875s, 2004 ................       $  500        $    310,000
Iron Mountain, Inc., 10.125s, 2006 ..........          230             230,000
Pierce Leahy Corp., 11.125s, 2006 ...........          323             331,883
                                                                  ------------
                                                                  $    871,883
                                                                  ------------
Chemicals -- 2.2%
Huntsman ICI Holdings, 0s, 2009 .............       $  100        $     33,000
Huntsman ICI Holdings, 10.125s, 2009 ........          700             703,500
Lyondell Chemical Co., 9.625s, 2007 .........          550             544,500
Lyondell Chemical Co., 9.875s, 2007 .........          500             495,000
Lyondell Chemical Co., 10.875s, 2009 ........          225             223,313
Sovereign Specialty Chemicals,
  11.875s, 2010## ...........................          530             545,900
Sterling Chemicals, Inc., 12.375s, 2006 .....          105             109,200
Sterling Chemicals, Inc., 11.25s, 2007 ......          575             454,250
Sterling Chemicals, Inc., 0s to 2001,
  13.5 to 2008 ..............................          300             129,000
                                                                  ------------
                                                                  $  3,237,663
                                                                  ------------
Consumer Goods and Services -- 4.2%
American Safety Razor Co., 9.875s, 2005             $1,000        $    957,500
General Binding Corp., 9.375s, 2008 .........          860             559,000
Kindercare Learning Centers, Inc.,
  9.5s, 2009 ................................          700             644,000
Polaroid Corp., 11.5s, 2006 .................          320             332,800
Polymer Group, Inc., 8.75s, 2008 ............          750             622,500
Remington Products Co. LLC, 11s, 2006                  350             295,750
Samsonite Corp., 10.75s, 2008 ...............        1,030             857,475
Sealy Mattress Co., 9.875s, 2007 ............          165             157,575
Simmons Co., 10.25s, 2009 ...................          740             656,750
Synthetic Industries, Inc., 13s, 2000 .......          725             714,125
Westpoint Stevens, Inc., 7.875s, 2005 .......          295             246,325
                                                                  ------------
                                                                  $  6,043,800
                                                                  ------------
Container, Forest and Paper Products -- 6.5%
Applied Extrusion Technologies, Inc.,
  11.5s, 2002 ...............................       $  325        $    327,437
Atlantis Plastics, Inc., 11s, 2003 ..........          300             298,875
Buckeye Cellulose Corp., 9.25s, 2008 ........        1,000           1,002,500

                                                                         11-HYVA

                                               Principal Amount
Issuer                                          (000 Omitted)             Value
Container, Forest and Paper Products -- continued
Buckeye Technologies, Inc., 8s, 2010 .........      $  175           $    158,813
Gaylord Container Corp., 9.375s, 2007 ........         450                351,000
Gaylord Container Corp., 9.75s, 2007 .........         970                756,600
Gaylord Container Corp., 9.875s, 2008 ........         715                464,750
Riverwood International Corp.,
  10.25s, 2006 ...............................       1,750              1,662,500
Riverwood International Corp.,
  10.875s, 2008 ..............................         550                478,500
Silgan Holdings, Inc., 9s, 2009 ..............         800                756,000
Specialty Paperboard, Inc., 9.375s, 2006             1,400              1,344,000
U.S. Can Corp., 10.125s, 2006 ................         950                971,375
U.S. Timberlands, 9.625s, 2007 ...............         985                866,800
                                                                     ------------
                                                                     $  9,439,150
                                                                     ------------
Corporate Asset Backed -- 0.8%
Merrill Lynch Mortgage Investors, Inc.,
  8.434s, 2022+ ..............................      $1,000           $    955,312
Morgan Stanley Capital I Inc.,
  7.765s, 2010 ...............................         270                200,444
                                                                     ------------
                                                                     $  1,155,756
                                                                     ------------
Energy -- 5.2%
Cheasapeake Energy Corp.,
  9.625s, 2005 ...............................      $1,230           $  1,202,325
Clark Refining & Marketing, Inc.,
  8.625s, 2008 ...............................         450                353,250
Continental Resources, Inc.,
  10.25s, 2008 ...............................         925                827,875
Forest Oil Corp., 10.5s, 2006 ................         625                635,938
HS Resources, Inc., 9.25s, 2006 ..............         115                112,700
Ocean Energy, Inc., 8.875s, 2007 .............       3,250              3,233,750
P&L Coal Holdings Corp., 8.875s, 2008 ........         350                331,625
P&L Coal Holdings Corp., 9.625s, 2008 ........         855                793,012
                                                                     ------------
                                                                     $  7,490,475
                                                                     ------------
Financial Institutions -- 0.3%
Willis Corroon Corp., 9s, 2009 ...............      $  500           $    418,750
                                                                     ------------
Gaming and Hotels -- 5.4%
Aztar Corp., 8.875s, 2007 ....................      $  925           $    869,500
Boyd Gaming Corp., 9.5s, 2007 ................         885                849,600
Coast Hotels & Casinos, Inc., 9.5s, 2009             1,470              1,403,850
Eldorado Resorts LLC, 10.5s, 2006 ............         845                842,887
Horseshoe Gaming LLC, 8.625s, 2009 ...........         595                559,300
Isle of Capri Casinos, Inc., 8.75s, 2009 .....         550                506,000
MGM Grand, Inc., 9.75s, 2007 .................         795                806,925
Prime Hospitality Corp., 9.75s, 2007 .........         635                609,600
Santa Fe Hotel, Inc., 11s, 2000 ..............         733                722,005
Station Casinos, Inc., 8.875s, 2008 ..........         650                611,000
                                                                     ------------
                                                                     $  7,780,667
                                                                     ------------
Industrial -- 4.5%
Allied Waste North America, Inc.,
  7.625s, 2006 ...............................      $  295           $    256,650
Allied Waste North America, Inc.,
  10s, 2009 ..................................          85                 71,825
Blount, Inc., 13s, 2009 ......................         400                408,000
Columbus Mckinnon Corp., 8.5s, 2008 ..........         515                448,050
Day International Group, Inc.,
  11.125s, 2005 ..............................         950                926,250
Hayes Wheels International, Inc.,
  9.125s, 2007 ...............................         825                736,312
Haynes International, Inc., 11.625s, 2004              750                525,000
IMO Industries, Inc., 11.75s, 2006 ...........         920                920,000
International Knife & Saw, Inc.,
  11.375s, 2006 ..............................         300                156,000
Newcor, Inc., 9.875s, 2008 ...................         450                135,000

                                               Principal Amount
Issuer                                          (000 Omitted)             Value
Industrial -- continued
Numatics, Inc., 9.625s, 2008 .................      $  170           $    136,000
Oxford Automotive, Inc., 10.125s, 2007 .......          65                 61,750
Simonds Industries, Inc., 10.25s, 2008 .......         600                492,750
Thermadyne Holdings Corp., 0s to 2003,
  12.5s to 2008 ..............................       1,650                594,000
Thermadyne Manufacturing/Capital
  Corp., 9.875s, 2008 ........................         800                615,000
                                                                     ------------
                                                                     $  6,482,587
                                                                     ------------
Media -- 15.6%
Acme Television LLC, 0s to 2000,
  10.875s to 2004 ............................      $  500           $    477,500
Adelphia Communications Corp.,
  8.375s, 2008 ...............................       1,300              1,144,000
Benedek Communications Corp.,
  0s to 2001, 13.25s to 2006 .................         650                507,000
Chancellor Media Corp., 8s, 2008 .............       3,125              3,136,719
Charter Communications Holdings,
  8.25s, 2007 ................................       3,250              2,876,250
Charter Communications Holdings,
  0s to 2004, 9.92s to 2011 ..................         400                230,000
Citadel Broadcasting Co., 9.25s, 2008 ........         745                726,375
Classic Cable, Inc., 10.5s, 2010 .............         320                295,200
Cumulus Media, Inc., 10.375s, 2008 ...........         425                369,750
Echostar DBS Corp., 9.375s, 2009 .............       3,250              3,136,250
FrontierVision Holding LP, 0s to 2001,
  11.87s to 2007 .............................         500                430,000
Frontiervision Operating Partnership LP,
  11s, 2006 ..................................         375                378,750
Golden Books Publishing, Inc.,
  10.75s, 2004# ..............................         435                195,750
Granite Broadcasting Corp.,
  10.375s, 2005 ..............................         155                147,250
Granite Broadcasting Corp.,
  8.875s, 2008 ...............................         185                156,325
Hollinger International Publishing,
  9.25s, 2007 ................................         645                635,325
Insight Midwest, 9.75s, 2009 .................         650                637,000
Liberty Group Operating, Inc.,
  9.375s, 2008 ...............................         245                225,400
LIN Holdings Corp., 0s to 2003,
  10s to 2008 ................................       1,150                747,500
Marvel Holdings, Inc., 0s, 1998**++ ..........       1,165                      0
NTL Communications Corp., 0s to 2003,
  12.375s to 2008 ............................       1,225                802,375
NTL Communications Corp., 0s to 2004,
  9.75s to 2009 ..............................    GBP  700                550,587
NTL, Inc., 0s to 2003, 9.75s to 2008 .........      $  700                437,500
Paxson Communications Corp.,
  11.625s, 2002 ..............................       1,000              1,022,500
Telemundo Holdings, Inc., 0s to 2003,
  11.5s to 2008 ..............................       1,125                787,500
United International Holdings,
  0s to 2003, 10.75s to 2008 .................       2,350              1,574,500
World Color Press, Inc., 7.75s, 2009 .........         325                304,151
XM Satellite Radio, Inc., 14s, 2010## ........         765                673,200
                                                                     ------------
                                                                     $ 22,604,657
                                                                     ------------
Medical and Health Technology and
  Services -- 0.8%
Alaris Medical, Inc., 0s to 2003,
  11.125s to 2008 ............................      $  850           $    127,500
Prime Medical Services, Inc.,
  8.75s, 2008 ................................       1,300              1,079,000
                                                                     ------------
                                                                     $  1,206,500
                                                                     ------------

12-HYVA

                                               Principal Amount
Issuer                                           (000 Omitted)               Value
Metals and Minerals -- 3.1%
AK Steel Corp., 9.125s, 2006 ................       $1,350          $  1,292,625
Commonwealth Aluminum Corp.,
  10.75s, 2006 ..............................          555               549,450
Doe Run Resources Corp., 11.25s, 2005                  350               133,000
Jorgensen (Earle M.) Co., 9.5s, 2005 ........          650               604,500
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2002 ..............................          775               744,000
Kaiser Aluminum & Chemical Corp.,
  12.75s, 2003 ..............................          175               160,562
Metal Management, Inc., 10s, 2008 ...........          700               350,000
R & B Falcon Corp., 9.5s, 2008 ..............          425               427,125
WCI Steel, Inc., 10s, 2004 ..................          265               251,088
                                                                    ------------
                                                                    $  4,512,350
                                                                    ------------
Retail -- 1.8%
Finlay Enterprises, Inc., 9s, 2008 ..........       $  250          $    223,750
Finlay Fine Jewelry Corp., 8.375s, 2008 .....          850               765,000
J Crew Group, Inc., 0s to 2002,
  13.125s to 2008 ...........................          135                73,238
J.Crew Operating Corp., 10.375s, 2007 .......        1,080               939,600
Musicland Group, Inc., 9s, 2003 .............          300               273,000
Musicland Group, Inc., 9.875s, 2008 .........          340               272,000
                                                                    ------------
                                                                    $  2,546,588
                                                                    ------------
Supermarkets -- 0.1%
Jitney-Jungle Stores of America, Inc.,
  12s, 2006** ...............................       $  630          $    137,813
Pathmark Stores, Inc., 10.75s, 2003** .......          150                13,125
Penn Traffic Co., 11s, 2009 .................           --                     3
                                                                    ------------
                                                                    $    150,941
                                                                    ------------
Telecommunications -- 16.5%
Adelphia Communications Corp.,
  9.375s, 2009 ..............................       $  225          $    208,688
Allegiance Telecommunications, Inc.,
  0s to 2003, 11.75s to 2008 ................          800               576,000
Allegiance Telecommunications, Inc.,
  12.875s, 2008 .............................          575               622,437
AMSC Acquisition Co., Inc., 12.25s, 2008               600               468,000
Centennial Cellular Operating Co.,
  10.75s, 2008 ..............................          815               794,625
Crown Castle International Corp.,
  10.75s, 2011 ..............................          435               441,525
Dobson Communications Corp.,
  10.875s, 2010## ...........................          445               446,113
DTI Holdings, Inc., 0s to 2003,
  12.5s to 2008 .............................        1,450               610,813
Exodus Communications, Inc.,
  11.25s, 2008 ..............................          600               594,000
Exodus Communications, Inc.,
  10.75s, 2009 ..............................          200               193,000
Exodus Communications, Inc.,
  11.625s, 2010## ...........................          660               663,300
Focal Communications Corp.,
  0s to 2003, 12.125 to 2008 ................          375               253,125
Focal Communications Corp.,
  11.875s, 2010## ...........................          350               352,625
Globix Corp., 12.5s, 2010 ...................          390               323,700
Hyperion Telecommunication, Inc.,
  12s, 2007 .................................          540               502,200
ICG Holdings, Inc., 0s to 2001,
  12.5s to 2006 .............................          675               558,563
ITC Deltacom, Inc., 9.75s, 2008 .............        1,020               969,000
Level 3 Communications, Inc.,
  9.125s, 2008 ..............................        3,000             2,692,500
Level 3 Communications, Inc.,
  10.75s, 2008## ............................     EUR  225               206,408

                                               Principal Amount
Issuer                                          (000 Omitted)              Value
Telecommunications -- continued
Madison River, 13.25s, 2010## ...............       $  235          $    211,500
McCaw International Ltd., 0s to 2002,
  13s to 2007 ...............................          200               147,000
Metromedia Fiber Network, Inc., 10s, 2008              825               814,687
MGC Communications, Inc., 13s, 2010##                1,090             1,013,700
MJD Communications, Inc., 9.5s, 2008 ........          625               556,250
Nextel Communications, Inc., 0s to 2002,
  9.75s to 2007 .............................          160               120,000
Nextel Communications, Inc., 0s to 2003,
  9.95s to 2008 .............................        1,660             1,224,250
Nextel International, Inc., 0s to 2003,
  12.125 to 2008 ............................          775               507,625
Nextlink Communications, Inc.,
  10.75s, 2009 ..............................          800               792,000
Nextlink Communications, Inc.,
  0s to 2004, 12.25s to 2009 ................          275               170,500
Northeast Optic Network, 12.75s, 2008 .......          550               525,250
Northpoint Commerce Group, Inc.,
  12.875s, 2010## ...........................          415               290,500
PSINET, Inc., 10.5s, 2006 ...................          500               460,000
PSINET, Inc., 11.5s, 2008 ...................          450               423,000
PSINET, Inc., 11s, 2009 .....................          850               790,500
Rural Cellular Corp., 9.625s, 2008 ..........          450               436,500
Spectrasite Holdings, Inc., 0s to 2003,
  12s to 2008 ...............................          660               458,700
Spectrasite Holdings, Inc., 0s to 2004,
  11.25 to 2009 .............................        1,750             1,023,750
Spectrasite Holdings, Inc.,
  10.75s, 2010## ............................          255               254,362
Time Warner Telecommunications LLC,
  9.75s, 2008 ...............................          500               485,000
Verio, Inc., 10.625s, 2009 ..................          200               221,750
Viatel, Inc., 11.25s, 2008 ..................          600               444,000
Viatel, Inc., 0s to 2003, 12.5s to 2008 .....          275               129,250
Voicestream Wireless Corp.,
  10.375s, 2009 .............................          145               149,350
Western Wireless Corp., 10.5s, 2007 .........          750               772,500
                                                                    ------------
                                                                    $ 23,898,546
                                                                    ------------
Utilities -- Electric -- 0.4%
International Utility Structures,
  10.75s, 2008 ..............................       $  625          $    512,500
                                                                    ------------
  Total U.S. Bonds ..............................................   $112,480,926
                                                                    ------------
Foreign Bonds -- 12.7%
Bermuda -- 1.0%
Global Crossing Holdings Ltd.,
  9.625s, 2008 (Telecommunications) .........       $1,250          $  1,218,750
Globenet Communications Group,
  13s, 2007 (Telecommunications) ............          300               302,625
                                                                    ------------
                                                                    $  1,521,375
                                                                    ------------
Canada -- 1.6%
GT Group Telecom, Inc., 0s to 2005,
  13.25 to 2010 (Telecommunications)##.......       $1,050          $    582,750
PCI Chemicals Canada, Inc., 9.25s, 2007
  (Chemicals) ...............................          590               389,400
Russel Metals, Inc., 10s, 2009
  (Metals and Minerals) .....................          530               504,163
Telesystem International Wireless, Inc.,
  0s to 2002, 13.25s to 2007
  (Telecommunications) ......................          825               573,375
Worldwide Fiber, Inc., 12s, 2009
  (Telecommunications) ......................          350               330,750
                                                                    ------------
                                                                    $  2,380,438
                                                                    ------------



                                                                         13-HYVA

                                                    Principal Amount
Issuer                                                (000 Omitted)               Value
Germany -- 0.6%
Callahan Nordrhein Westfalen, 14s, 2010
  (Media)## ..........................................   $  830               $    830,000
                                                                              ------------
Greece -- 0.1%
Fage Dairy Industries S.A., 9s, 2007
  (Food & Beverage Products) .........................   $  260               $    208,000
                                                                              ------------
Ireland -- 1.0%
British Telecom PLC, 11.875s, 2008
  (Telecommunications) ...............................   $  825               $    971,000
Esat Holdings Ltd., 0s to 2002,
  12.5s to 2007 (Telecommunications) .................      550                    519,750
                                                                              ------------
                                                                              $  1,490,750
                                                                              ------------
Luxembourg -- 0.5%
Millicom International Cellular,
  0s to 2001, 13.50s to 2006
  (Telecommunications) ...............................   $  330               $    283,800
PTC International Finance II S.A., 11.25s,
  2009 (Telecommunications) ..........................      370                    376,475
                                                                              ------------
                                                                              $    660,275
                                                                              ------------
Mexico -- 0.2%
Satelites Mexicanos S.A. de C.V.,
  10.125s, 2004 (Telecommunications) .................   $  450               $    301,500
                                                                              ------------
Netherlands -- 2.8%
Completel Europe N.V., 0s to 2004,
  14s to 2009 (Telecommunications) ...................   $1,200               $    576,000
Hermes Europe Railtel B.V., 10.375s,
  2009 (Telecommunications) ..........................      950                    798,000
Tele1 Europe B.V., 13s, 2009
  (Telecommunications) ...............................      700                    710,500
United Pan Europe, 10.875s, 2009
  (Media) ............................................      500                    425,000
United Pan Europe, 11.25s, 2010
  (Media) ............................................      500                    445,000
Versatel Telecom B.V., 13.25s, 2008
  (Telecommunications) ...............................    1,100                  1,122,000
                                                                              ------------
                                                                              $  4,076,500
                                                                              ------------
Norway -- 0.1%
Ocean Rig Norway AS, 10.25s, 2008
  (Energy) ...........................................   $  100               $     83,000
                                                                              ------------
Spain -- 0.8%
Jazztel PLC, 13.25s, 2009
  (Telecommunications) ............................... EUR  475               $    420,561
Jazztel PLC, 14s, 2009
  (Telecommunications) ...............................   $  750                    690,000
                                                                              ------------
                                                                              $  1,110,561
                                                                              ------------
United Kingdom -- 4.0%
Colt Telecom Group PLC, 0s to 2001,
  12s to 2006 (Telecommunications) ...................   $2,050               $  1,804,000
Dolphin Telecom PLC, 0s to 2003,
  11.50 to 2008 (Telecommunications) .................    1,500                    562,500
Dolphin Telecom PLC, 0s to 2004,
  14s to 2009 (Telecommunications) ...................      530                    174,900
Energis PLC, 9.75s, 2009
  (Telecommunications) ...............................      450                    441,000
Esprit Telecom Group PLC, 11.5s, 2007
  (Telecommunications)## .............................      300                    213,000
Ono Finance PLC, 13s, 2009 (Media) ...................    1,225                  1,163,750
Telewest Communications PLC,
  9.625s, 2006 (Media) ...............................      350                    329,000
Telewest Communications PLC,
  0s to 2000, 11s to 2007 (Media) ....................      265                    251,087


                                                         Principal Amount
Issuer                                                     (000 Omitted)            Value
United Kingdom -- continued
Telewest Communications PLC,
  11.25s, 2008 (Media) ............................... $   250                $    255,000
Telewest Communications PLC, 0s to
  2004, 9.25s to 2009 (Media) ........................     400                     216,000
Telewest Communications PLC, 0s to
  2005, 11.375s to 2010 (Media)## ....................     300                     160,500
Telewest Communications PLC,
  9.875s, 2010 (Media)## .............................     170                     158,100
                                                                              ------------
                                                                              $  5,728,837
                                                                              ------------
  Total Foreign Bonds ..................................................      $ 18,391,236
                                                                              ------------
  Total Bonds (Identified Cost, $143,907,016) ..........................      $130,872,162
                                                                              ------------
                                                       Shares
Stocks -- 1.3%
Foreign Stocks -- 1.1%
Netherlands -- 0.9%
Completel Europe N.V., ADR
  (Telecommunications)* ..............................  60,000                $    600,000
Versatel Telecom International N.V., ADR
  (Telecommunications)* ..............................  14,417                     621,733
                                                                              ------------
                                                                              $  1,221,733
                                                                              ------------
United Kingdom -- 0.2%
Colt Telecom Group PLC, ADR
  (Telecommunications)* ..............................   2,175                $    294,984
                                                                              ------------
  Total Foreign Stocks .................................................      $  1,516,717
                                                                              ------------
U.S. Stocks -- 0.2%
Building
Atlantic Gulf Communities Corp.*+ ....................     150                $         12
                                                                              ------------
Business Services
Envirosource, Inc.*+ .................................     238                $        111
                                                                              ------------
Consumer Goods and Services -- 0.1%
Ranger Industries, Inc.* ............................. 123,210                $    192,516
                                                                              ------------
Media
Golden Books Family Entertainment,
  Inc.* ..............................................  21,250                $     18,594
                                                                              ------------
Telecommunications -- 0.1%
Classic Communications, Inc.*##++ ....................   1,350                $     10,800
Viatel, Inc.* ........................................   4,265                     121,819
                                                                              ------------
                                                                              $    132,619
                                                                              ------------
  Total U.S. Stocks ....................................................      $    343,852
                                                                              ------------
  Total Stocks (Identified Cost, $3,119,246) ...........................      $  1,860,569
                                                                              ------------
Preferred Stocks -- 2.5%
Consumer Goods and Services
Renaissance Cosmetics, Inc. 14s*# ....................     975                $          0
                                                                              ------------
Media -- 1.8%
CSC Holdings, Inc., 11.125s*# ........................  16,051                $  1,689,368
Primedia, Inc., 8.625s ...............................  11,500                     989,000
                                                                              ------------
                                                                              $  2,678,368
                                                                              ------------
Telecommunications -- 0.7%
Crown Castle International
  Corp.,12.75s*# .....................................     361                $    368,220
Global Crossings Holdings Ltd.,10.5s# ................   1,700                     167,025
Nextel Communications, Inc. 13s* .....................      78                      83,460
Rural Cellular Corp. 11.375s# ........................     446                     419,240
                                                                              ------------
                                                                              $  1,037,945
                                                                              ------------
  Total Preferred Stocks (Identified Cost, $3,766,557)..................      $  3,716,313
                                                                              ------------


14-HYVA

Warrants -- 0.5%



Issuer                                          Shares              Value
Allegiance Telecommunications, Inc.,
  (Telecommunications)* ....................     1,150          $     19,550
DTI Holdings, Inc.,
  (Telecommunications)* ....................     7,250                    72
Esat Holdings Ltd.,
  (Telecommunications) *## .................       550               123,750
ICO, Inc., (Energy)* .......................   375,000               228,750
Jazztel PLC, (Telecommunications)*## .......       810                79,855
Knology, Inc., (Telecommunications)*## .....       500                 1,250
Loral Orion Network Systems, Inc.,
  (Telecommunications)* ....................     1,000                 7,000
Loral Orion Network Systems, Inc.,
  (Telecommunications)* ....................     1,100                18,700
McCaw International Ltd.,
  (Telecommunications)*## ..................       700                 1,400
Metronet Communications Corp.,
  (Media)*## ...............................       600                66,000
Motient Corp., (Telecommunications)*##......       600                24,000
Ono Finance PLC, (Media)* ..................     1,225               122,500
Renaissance Cosmetics, Inc.,
  (Consumer Goods and Services)* ...........       788                     0
                                                                ------------
  Total Warrants (Identified Cost, $203,697).................   $    692,827
                                                                ------------
Short-Term Obligations -- 4.2%
                                        Principal Amount
                                          (000 Omitted)
Associates First Capital Corp., due
  7/03/00 ..................................   $ 5,000          $  4,998,084
Federal Home Loan Bank, due 7/03/00 ........     1,087             1,086,603
                                                                 ------------
  Total Short-Term Obligations, at Amortized Cost ...........   $  6,084,687
                                                                ------------
  Total Investments (Identified Cost, $157,081,203)..........   $143,226,558
                                                                ------------
 Other Assets, Less Liabilities -- 1.1% .....................      1,547,879
                                                                ------------
  Net Assets -- 100.0% ......................................   $144,774,437
                                                                ============

           See portfolio footnotes and notes to financial statements.



Portfolio of Investments (Unaudited) -- June 30, 2000
Managed Sectors Variable Account
Stocks -- 92.7%

Issuer                                            Shares        Value
Consumer Goods and Services -- 0.8%
Anheuser-Busch Cos., Inc. .......................  4,200     $    313,687
Coca-Cola Co. ................................... 10,100          580,119
Keebler Foods Co. ...............................  8,800          326,700
PepsiCo., Inc. ..................................  7,700          342,169
Philip Morris Cos., Inc. ........................  2,600           69,063
                                                             ------------
                                                             $  1,631,738
                                                             ------------
Energy -- 5.0%
Anadarko Petroleum Corp. ........................ 11,100     $    547,369
Apache Corp. ....................................  6,600          388,163
Baker Hughes, Inc. .............................. 45,100        1,443,200
Devon Energy Corp. ..............................  9,800          550,637
EOG Resources, Inc. ............................. 77,900        2,609,650
Global Marine, Inc.* ............................ 30,700          865,356
Halliburton Co. ................................. 14,100          665,344
Kerr McGee Corp. ................................  1,900          111,981
Noble Affiliates, Inc. ..........................  2,300           85,675
Noble Drilling Corp.* ........................... 38,900        1,602,194
Transocean Sedco Forex, Inc. .................... 13,900          742,781
Weatherford International, Inc.* ................ 32,000        1,274,000
                                                             ------------
                                                             $ 10,886,350
                                                             ------------
Financial Services -- 5.7%
American Express Co. ............................  7,100     $    370,088
American International Group, Inc. .............. 26,400        3,102,000
AXA Financial, Inc. ............................. 20,800          707,200
Charter One Financial, Inc. ..................... 25,800          593,400
CIGNA Corp. .....................................  4,700          439,450
Citigroup, Inc. ................................. 22,600        1,361,650
Comerica, Inc. .................................. 17,000          762,875
First Data Corp. ................................ 17,400          863,475
Fiserv, Inc.* ...................................  2,300           99,475
Golden West Financial Corp. ..................... 18,600          759,112
Hartford Financial Services Group, Inc. .........  2,300          128,656
Household International, Inc. ...................  7,700          320,031
Mellon Financial Corp. .......................... 15,300          557,494
Merrill Lynch & Co., Inc. ....................... 15,600        1,794,000
PNC Bank Corp. ..................................  8,400          393,750
Providian Financial Corp. .......................    300           27,000
State Street Corp. ..............................    200           21,213
                                                             ------------
                                                             $ 12,300,869
                                                             ------------
Healthcare -- 15.2%
Abbott Laboratories, Inc. ....................... 33,900     $  1,510,669
Abgenix, Inc.* ..................................  6,700          803,058
Affymetrix, Inc.* ...............................  1,800          297,225
Alkermes, Inc.* .................................  4,000          188,500
Allergan, Inc. .................................. 10,200          759,900
Alza Corp.* .....................................  8,100          478,913
American Home Products Corp. ....................    200           11,750
Amgen, Inc.* .................................... 21,500        1,510,375
Amylin Pharmaceuticals, Inc.* ................... 13,400          203,513
Andrx Corp.* .................................... 19,200        1,227,300
Bausch & Lomb, Inc. .............................  7,600          588,050
BioSource International, Inc.* .................. 20,800          462,800
BioSphere Medical, Inc.* ........................    700            9,800
Bristol-Myers Squibb Co. ........................  6,200          361,150
Cardinal Health, Inc. ...........................  4,000          296,000
Celgene Corp.* ..................................  8,200          482,775
CV Therapeutics, Inc.* ..........................  3,100          214,869
Express Scripts, Inc.* .......................... 13,200          820,050
Forest Laboratories, Inc.* ......................  4,300          434,300
Genentech, Inc.* ................................ 13,900        2,390,800
Human Genome Sciences, Inc.* .................... 10,300        1,373,762
Immunex Corp.* .................................. 34,800        1,720,425



                                                                         15-HYVA

Issuer                                                Shares           Value
Healthcare -- continued
IVAX Corp.* .................................        11,800         $    489,700
Medarex, Inc.* ..............................         4,100              346,450
Medigene AG (Germany)* ......................           360               23,369
MedImmune, Inc.* ............................        20,900            1,546,600
Merrill Lynch Biotech Holding Company
  Depository Receipts* ......................         6,100            1,085,800
Millennium Pharmaceuticals, Inc.* ...........         9,500            1,062,812
PE Corp.-PE Biosystems Group ................        22,100            1,455,837
Pfizer, Inc. ................................        88,450            4,245,600
Pharmacia Corp. .............................         2,190              113,196
Protein Design Labs, Inc.* ..................         1,200              197,944
QIAGEN N.V. (Netherlands)* ..................           700              121,800
Quest Diagnostics, Inc.* ....................        13,200              986,700
Sepracor, Inc.* .............................        25,000            3,015,625
St. Jude Medical, Inc.* .....................        14,500              665,187
Teva Pharmaceutical Industries Ltd.,
  ADR (Israel) ..............................        26,300            1,458,006
                                                                    ------------
                                                                    $ 32,960,610
                                                                    ------------
Industrial Goods and Services -- 1.5%
C & D Technologies, Inc. ....................         5,500         $    310,750
Capstone Turbine Corp.* .....................           230               10,364
Emerson Electric Co. ........................           400               24,150
Grant Pride Co., Inc.* ......................        19,100              477,500
Millipore Corp. .............................         1,600              120,600
Power One, Inc.* ............................        16,700            1,902,756
Tyco International Ltd. (Bermuda) ...........         7,700              364,788
                                                                    ------------
                                                                    $  3,210,908
                                                                    ------------
Leisure -- 1.1%
Clear Channel Communications, Inc.* .........         4,500         $    337,500
USA Networks, Inc.* .........................        18,900              408,712
Viacom, Inc., "B"* ..........................        18,300            1,247,831
Victor Company of Japan (Japan) .............        36,000              317,308
                                                                    ------------
                                                                    $  2,311,351
                                                                    ------------
Retail -- 0.6%
Albertsons, Inc. ............................         3,200         $    106,400
CVS Corp. ...................................           600               24,000
Kohl's Corp.* ...............................           400               22,250
Kroger Co.* .................................         2,400               52,950
RadioShack Corp.* ...........................         5,500              260,562
Safeway, Inc.* ..............................        15,800              712,975
Wal-Mart Stores, Inc. .......................           350               20,169
                                                                    ------------
                                                                    $  1,199,306
                                                                    ------------
Technology -- 39.4%
Akamai Technologies, Inc.* ..................         6,600         $    783,647
Altera Corp.* ...............................         7,100              723,756
Amdocs Ltd.* ................................        12,700              974,725
Analog Devices, Inc.* .......................        41,900            3,184,400
Applied Materials, Inc.* ....................         8,100              734,062
Ariba, Inc.* ................................         4,000              392,188
ARM Holdings PLC, ADR
  (United Kingdom)* .........................        24,200              795,575
Art Technology Group, Inc.* .................         3,000              302,813
Atmel Corp.* ................................        12,700              468,312
Automatic Data Processing, Inc. .............        26,600            1,424,762
BEA Systems, Inc.* ..........................           700               34,606
Brocade Communications Systems, Inc.*                 4,500              825,680
Cabletron Systems, Inc.* ....................         1,200               30,300
Check Point Software Technologies Ltd.
  (Israel)* .................................        14,000            2,964,500
Cisco Systems, Inc.* ........................        80,700            5,129,494
Coherent, Inc.* .............................         4,100              343,888


Issuer                                               Shares            Value
Technology -- continued
Compaq Computer Corp. .......................        12,000         $    306,750
Computer Associates International, Inc. .....           300               15,356
Computer Sciences Corp.* ....................         2,400              179,250
Dell Computer Corp.* ........................         8,200              404,363
E.piphany, Inc.* ............................         4,000              428,750
EMC Corp.* ..................................        50,400            3,877,650
Emulex Corp.* ...............................         5,200              341,575
Entrust Technologies, Inc.* .................         7,400              612,350
Ericsson LM, ADR (Sweden) ...................        56,900            1,138,000
Extreme Networks, Inc.* .....................         3,200              337,600
Flextronics International Ltd.* .............        19,200            1,318,800
Foundry Networks, Inc.* .....................         2,900              319,000
General Electric Co. ........................        21,400            1,134,200
Global Crossing Ltd. (Bermuda)* .............        25,500              670,969
I2 Technologies, Inc.* ......................         3,900              406,636
Integrated Device Technology, Inc.** ........         5,100              305,363
Intel Corp. .................................        47,000            6,283,312
Internet Commerce Corp.* ....................         3,800               55,100
Jabil Circuit, Inc.* ........................         2,800              138,950
JDS Uniphase Corp.* .........................        12,042            1,443,535
Juniper Networks, Inc.* .....................        13,300            1,935,981
Lam Research Corp.* .........................         3,700              138,750
Lightspan, Inc.* ............................           360                1,980
LSI Logic Corp.* ............................        27,700            1,499,262
Lucent Technologies, Inc. ...................         1,900              112,575
Macromedia, Inc.* ...........................         2,200              212,713
Mercury Interactive Corp.* ..................         5,600              541,800
Metromedia Fiber Network, Inc., "A"* ........        69,920            2,774,950
Micron Technology, Inc.* ....................        86,100            7,582,181
Microsoft Corp.* ............................        20,100            1,608,000
Mobility Electronics, Inc.* .................         4,490               58,370
Motorola, Inc. ..............................         2,800               81,375
National Semiconductor Corp.* ...............        24,100            1,367,675
New Focus, Inc.* ............................           160               13,140
Nokia Corp., ADR (Finland) ..................        22,900            1,143,569
Novellus Systems, Inc.* .....................           500               28,281
Oracle Corp.* ...............................        46,800            3,934,125
PMC-Sierra, Inc.* ...........................         5,600              995,050
Sanmina Corp.* ..............................        12,300            1,051,650
SAP AG, ADR (Germany) .......................           400               18,775
SDL, Inc.* ..................................         3,700            1,055,194
Seagate Technology, Inc.* ...................         5,500              302,500
Siebel Systems, Inc.* .......................         9,200            1,504,775
Solectron Corp.* ............................           600               25,125
Stanford Microdevices, Inc.* ................         2,900              125,969
StorageNetworks, Inc.* ......................           360               32,490
Sun Microsystems, Inc.* .....................        32,980            2,999,119
Sycamore Networks, Inc.* ....................        15,500            1,710,812
Tektronix, Inc. .............................         1,600              118,400
Teradyne, Inc.* .............................         6,800              499,800
Texas Instruments, Inc. .....................         2,400              164,850
TIBCO Software, Inc.* .......................         6,500              697,023
VeriSign, Inc.* .............................        24,882            4,391,673
VERITAS Software Corp.* .....................        21,500            2,429,836
Waters Corp.* ...............................        10,800            1,347,975
Xilinx, Inc.* ...............................        46,900            3,872,181
                                                                    ------------
                                                                    $ 85,208,141
                                                                    ------------
Utilities and Communications -- 23.4%
ADC Telecommunications, Inc. * ..............        37,547         $  3,149,255
AES Corp.* ..................................        54,600            2,491,125
Aether Systems, Inc.* .......................         1,800              369,000
Alcatel Alsthom Compagnie, ADR
  (France) ..................................        16,600            1,103,900
Allegiance Telecom, Inc.* ...................         3,700              236,800
AT&T Corp., "A"* ............................        39,100              948,175

16-MSVA

Issuer                                        Shares           Value
Utilities and Communications -- continued
Audio Codes Ltd. (Israel)* ..................   1,900      $    228,000
Calpine Corp.* ..............................  38,700         2,544,525
CIENA Corp.* ................................  25,100         4,183,856
Coastal Corp. ...............................  20,400         1,241,850
Comverse Technology, Inc.* ..................  13,100         1,218,300
Conductus, Inc.* ............................  15,400           304,150
Corning, Inc. ...............................  23,100         6,234,112
Digital Ligtware, Inc.* .....................   6,300           633,544
Dynegy, Inc. ................................   6,100           416,706
Enron Corp. .................................   4,800           309,600
Harris Corp. ................................   3,600           117,900
Intermedia Communications, Inc.* ............     200             5,950
Linear Technology Corp. .....................  20,700         1,323,506
Marvell Technology Group Ltd.* ..............     200            11,400
McLeodUSA, Inc., "A"* .......................   4,500            93,094
MGC Communications, Inc.* ...................   6,600           395,588
MRV Communications, Inc.* ...................  19,000         1,277,750
NEXTEL Communications, Inc.* ................   8,700           532,331
Nextlink Communications, Inc., "A"* .........   1,200            45,525
Nortel Networks Corp. (Canada) .............. 123,200         8,408,400
ONI Systems Corp.* ..........................     320            37,505
Quanta Services, Inc.* ......................   3,800           209,000
Rational Software Corp.* ....................   5,300           492,569
Redback Networks, Inc.* .....................   7,200         1,281,600
Scientific-Atlanta, Inc. ....................   8,900           663,050
Sonera Oyj (Finland) ........................   9,500           433,031
Sprint Corp. ................................   3,600           183,600
Sprint Corp. (PCS Group)* ...................  39,900         2,374,050
Tellabs, Inc.* ..............................  24,400         1,669,875
Tollgrade Communications, Inc.* .............   3,200           424,000
Vodafone AirTouch PLC*
  (United Kingdom) .......................... 296,953         1,199,287
Vodafone AirTouch PLC, ADR
  (United Kingdom) ..........................  13,400           555,262
Voicestream Wireless Corp.* .................  12,468         1,449,989
WorldCom, Inc.* .............................  41,600         1,908,400
                                                           ------------
                                                           $ 50,705,560
                                                           ------------
  Total Stocks (Identified Cost, $182,029,423) .........   $200,414,833
                                                           ------------
Warrant
Acclaim Entertainment, Inc.* (Identified
  Cost, $0)..................................   3,316      $      1,969
                                                           ------------
Short-Term Obligations -- 8.1%



                                           Principal Amount
                                            (000 Omitted)
Federal Home Loan Bank, due 7/03/00 ......... $     3      $      2,999
General Electric Capital Corp., due
  7/03/00 ...................................   5,000         4,998,069
Morgan Stanley Dean Witter, due
  7/05/00 ...................................   6,625         6,619,958
Salomon Smith Barney Holdings, Inc.,
  due 7/03/00 ...............................   6,000         5,997,733
                                                           ------------
  Total Short-Term Obligations, at Amortized Cost ........ $ 17,618,759
                                                           ------------
Total Investments (Identified Cost, $199,648,182).........  218,035,561
                                                           ------------
Other Assets,
  Less Liabilities -- (0.8%) .............................   (1,745,979)
                                                           ------------
  Net Assets -- 100.0% ................................... $216,289,582
                                                           ============

           See portfolio footnotes and notes to financial statements.


Portfolio of Investments (Unaudited) -- June 30, 2000
Money Market Variable Account
Commercial Paper -- 79.9%

                                              Principal Amount
Issuer                                         (000 Omitted)          Value
American Express Credit Corp.,
  due 8/17/00 ..............................      $ 3,000          $ 2,974,424
American General Corp., due 8/28/00 ........        4,000            3,957,144
Associates Corp. of North America,
  due 7/03/00 ..............................        3,500            3,498,658
AT&T Corp., due 7/10/00 ....................        4,000            3,993,440
Bell Atlantic Financial Services,
  due 8/16/00 ..............................        3,500            3,470,707
Bellsouth Telecomm, Inc., due 7/26/00 ......          231              229,948
Campbell Soup Co., due 9/15/00 .............        3,500            3,451,603
Caterpillar Financial Services,
  due 9/28/00 ..............................        3,000            2,951,273
Du Pont (E.I.) de Nemours & Co., Inc.,
  due 8/18/00 ..............................        3,000            2,973,800
Duke Power Co., due 7/18/00 ................        3,000            2,990,792
Ford Motor Credit Corp., due 8/15/00 .......        3,000            2,975,550
Gannett, Inc., due 7/13/00 .................        4,000            3,991,347
General Electric Capital Corp.,
  due 8/21/00 ..............................        3,500            3,467,572
General Mills, Inc., due 7/20/00 ...........        3,500            3,487,901
Goldman Sachs Group LP, due 8/08/00 ........        3,500            3,475,764
Halliburton Corp., due 9/18/00 .............        3,600            3,548,176
Kellogg Co., due 8/09/00 ...................        3,500            3,475,278
Merrill Lynch & Co., Inc., due 8/11/00 .....        3,500            3,473,931
Metropolitan Life Funding, Inc.,
  due 8/03/00 ..............................        3,000            2,981,987
Morgan Stanley Dean Witter, due
  7/07/00 ..................................        5,000            4,994,608
Motorola, Inc., due 8/25/00 ................        3,500            3,465,083
Pitney Bowes Credit Corp., due 7/05/00 .....        4,000            3,997,098
Salomon Smith Barney Holdings, Inc.,
  due 8/10/00 ..............................        3,500            3,474,489
                                                                   -----------
  Total Commercial Paper, at Amortized
    Cost and Value ..........................................      $77,300,573
                                                                   -----------
U.S. Government and Agency
  Obligations -- 20.6%
Federal Home Loan Bank, due 7/03/00 ........      $ 7,950          $ 7,947,113
Federal National Mortgage Assn., due
  7/19/00 - 8/23/00 ........................       12,000           11,918,361
                                                                   -----------
  Total U.S. Government and Agency Obligations,
    at Amortized Cost and Value .............................      $19,865,474
                                                                   -----------
  Total Investments, at Amortized Cost and Value ............      $97,166,047
Other Assets,
  Less Liabilities -- (0.5%) ................................         (435,372)
                                                                   -----------
  Net Assets -- 100.0% ......................................      $96,730,675
                                                                   ===========

           See portfolio footnotes and notes to financial statements.


                                                                         17-MMVA

Total Return Variable Account
Stocks -- 57.3%


Issuer                                             Shares               Value
U.S. Stocks -- 49.5%
Aerospace -- 2.1%
Boeing Co. .....................................   37,500          $  1,567,969
Honeywell International, Inc. ..................   21,100               710,806
TRW, Inc. ......................................   37,300             1,617,887
United Technologies Corp. ......................   19,900             1,171,613
                                                                   ------------
                                                                   $  5,068,275
                                                                   ------------
Automotive -- 0.7%
Delphi Automotive Systems Corp. ................   87,200          $  1,269,850
Ford Motor Co. .................................    9,800               421,400
Visteon Corp.* .................................    1,283                15,556
                                                                   ------------
                                                                   $  1,706,806
                                                                   ------------
Banks and Credit Companies -- 1.6%
Bank America Corp. .............................   31,000          $  1,333,000
Bank of New York Co., Inc. .....................   13,500               627,750
Bank One Corp. .................................    5,700               151,406
PNC Bank Corp. .................................   35,000             1,640,625
                                                                   ------------
                                                                   $  3,752,781
                                                                   ------------
Biotechnology -- 1.9%
Abbott Laboratories, Inc. ......................   52,400          $  2,335,075
Pharmacia Corp. ................................   43,209             2,233,365
                                                                   ------------
                                                                   $  4,568,440
                                                                   ------------
Business Machines -- 0.3%
Hewlett-Packard Co. ............................    1,000          $    124,875
International Business Machines Corp. ..........    3,000               328,688
Xerox Corp. ....................................   17,800               369,350
                                                                   ------------
                                                                   $    822,913
                                                                   ------------
Business Services -- 0.5%
Automatic Data Processing, Inc. ................   18,900          $  1,012,331
United Parcel Service, Inc. ....................    4,590               270,810
                                                                   ------------
                                                                   $  1,283,141
                                                                   ------------
Cellular Telephones -- 0.9%
Motorola, Inc. .................................   32,700          $    950,344
Telephone & Data Systems, Inc. .................   12,000             1,203,000
                                                                   ------------
                                                                   $  2,153,344
                                                                   ------------
Chemicals -- 1.2%
Air Products & Chemicals, Inc. .................   30,200          $    930,538
Rohm & Haas Co. ................................   59,600             2,056,200
                                                                   ------------
                                                                   $  2,986,738
                                                                   ------------
Computer Software -- Personal Computers -- 0.3%
Microsoft Corp.* ...............................    8,000          $    640,000
                                                                   ------------
Conglomerates -- 0.2%
Eastern Enterprises Co. ........................    6,500          $    409,500
Tyco International Ltd. ........................    3,720               176,235
                                                                   ------------
                                                                   $    585,735
                                                                   ------------
Consumer Goods and Services -- 0.4%
Fortune Brands, Inc. ...........................   15,000          $    345,938
Kimberly-Clark Corp. ...........................   10,100               579,487
                                                                   ------------
                                                                   $    925,425
                                                                   ------------
Electrical Equipment -- 1.5%
Emerson Electric Co. ...........................   57,900          $  3,495,713
General Electric Co. ...........................    2,000               106,000
                                                                   ------------
                                                                   $  3,601,713
                                                                   ------------
Electronics
Agilent Technologies, Inc.* ....................      381          $     28,099
                                                                   ------------
Energy -- 1.1%
Devon Energy Corp. .............................   40,100          $  2,253,119
Sierra Pacific Resources Co. ...................   25,856               324,816
                                                                   ------------
                                                                   $  2,577,935
                                                                   ------------


Issuer                                            Shares              Value
Entertainment -- 1.2%
Disney (Walt) Co. ..............................    3,300          $    128,081
Harrah's Entertainment, Inc.* ..................   48,000             1,005,000
Time Warner, Inc. ..............................   17,500             1,330,000
Viacom, Inc., "B"* .............................    7,595               517,884
                                                                   ------------
                                                                   $  2,980,965
                                                                   ------------
Financial Institutions -- 2.1%
Citigroup, Inc. ................................   31,200          $  1,879,800
Edwards (A.G.), Inc. ...........................   33,200             1,294,800
Freddie Mac Corp. ..............................   18,900               765,450
Merrill Lynch & Co., Inc. ......................    9,000             1,035,000
                                                                   ------------
                                                                   $  4,975,050
                                                                   ------------
Financial Services -- 1.9%
AXA Financial, Inc. ............................   64,200          $  2,182,800
Mellon Financial Corp. .........................   64,800             2,361,150
                                                                   ------------
                                                                   $  4,543,950
                                                                   ------------
Food and Beverage Products -- 1.7%
Archer-Daniels-Midland Co. .....................   74,454          $    730,580
General Mills, Inc. ............................   22,300               852,975
Hershey Foods Corp. ............................    7,800               378,300
McCormick & Co., Inc. ..........................    8,900               289,250
Quaker Oats Co. ................................   23,700             1,780,462
                                                                   ------------
                                                                   $  4,031,567
                                                                   ------------
Forest and Paper Products -- 0.2%
Bowater, Inc. ..................................   10,600          $    467,725
                                                                   ------------
Gas -- 0.4%
Sunoco, Inc. ...................................   30,500          $    897,844
                                                                   ------------
Healthcare -- 0.2%
HCA Healthcare Co.* ............................   15,000          $    455,625
                                                                   ------------
Insurance -- 5.9%
Allstate Corp. .................................   12,200          $    271,450
American International Group, Inc. .............    1,325               155,688
Chubb Corp. ....................................   10,000               615,000
CIGNA Corp. ....................................    9,600               897,600
Hartford Financial Services Group, Inc. ........   68,600             3,837,312
Jefferson Pilot Corp. ..........................   11,750               663,141
Lincoln National Corp. .........................   56,800             2,051,900
Marsh & McLennan Cos., Inc. ....................   21,600             2,255,850
MetLife, Inc.* .................................   26,640               561,105
ReliaStar Financial Corp. ......................   13,800               723,637
St. Paul Cos., Inc. ............................   67,600             2,306,850
                                                                   ------------
                                                                   $ 14,339,533
                                                                   ------------
Machinery -- 1.3%
Deere & Co., Inc. ..............................   51,100          $  1,890,700
Ingersoll Rand Co. .............................   22,900               921,725
W.W. Grainger, Inc. ............................   14,700               452,944
                                                                   ------------
                                                                   $  3,265,369
                                                                   ------------
Medical and Health Products -- 1.6%
American Home Products Corp. ...................   36,000          $  2,115,000
Baxter International, Inc. .....................    4,100               288,281
Bristol-Myers Squibb Co. .......................   27,200             1,584,400
                                                                   ------------
                                                                   $  3,987,681
                                                                   ------------
Metals and Minerals -- 0.1%
Alcoa, Inc. ....................................   10,600          $    307,400
                                                                   ------------
Oil Services -- 2.8%
Halliburton Co. ................................   65,400          $  3,086,063
Noble Drilling Corp.* ..........................   91,100             3,752,181
                                                                   ------------
                                                                   $  6,838,244
                                                                   ------------
Oils -- 5.3%
Apache Corp. ...................................   21,300          $  1,252,706
Chevron Corp. ..................................    5,500               466,469

18-TRVA

Issuer                                            Shares              Value
U.S. Stocks -- continued
Oils -- continued
Coastal Corp. ..................................   85,300          $  5,192,638
Conoco, Inc., "A" ..............................   59,000             1,298,000
Exxon Mobil Corp. ..............................   47,556             3,733,146
Transocean Sedco Forex, Inc. ...................   16,300               871,031
                                                                   ------------
                                                                   $ 12,813,990
                                                                   ------------
Photographic Products
Eastman Kodak Co. ..............................    2,000          $    119,000
                                                                   ------------
Printing and Publishing -- 2.0%
Gannett Co., Inc. ..............................   35,400          $  2,117,362
New York Times Co. .............................   41,800             1,651,100
Tribune Co. ....................................   27,900               976,500
                                                                   ------------
                                                                   $  4,744,962
                                                                   ------------
Railroads -- 0.3%
Burlington Northern Santa Fe Railway Co.........   33,200          $    761,525
                                                                   ------------
Real Estate Investment Trusts -- 0.5%
Equity Residential Properties Trust ............   25,500          $  1,173,000
                                                                   ------------
Restaurants and Lodging -- 0.2%
McDonald's Corp. ...............................   11,600          $    382,075
                                                                   ------------
Supermarkets -- 1.3%
Kroger Co.* ....................................   63,100          $  1,392,144
Safeway, Inc.* .................................   36,700             1,656,087
                                                                   ------------
                                                                   $  3,048,231
                                                                   ------------
Telecommunications -- 3.5%
Alltel Corp. ...................................   10,900          $    675,119
AT&T Corp. .....................................   13,201               417,482
Bell Atlantic Corp. ............................    5,000               254,062
GTE Corp. ......................................   67,300             4,189,425
SBC Communications, Inc. .......................   58,844             2,545,003
Sprint Corp. ...................................    9,900               504,900
                                                                   ------------
                                                                   $  8,585,991
                                                                   ------------
Telecommunications and Cable -- 0.3%
Comcast Corp., "A"* ............................   18,200          $    737,100
                                                                   ------------
Utilities -- Electric -- 1.6%
CMS Energy Corp. ...............................   12,500          $    276,563
CP&L Energy, Inc.* .............................   32,500             1,037,969
Duke Energy Corp. ..............................   22,000             1,240,250
Peco Energy Co. ................................   10,000               403,125
Pinnacle West Capital Corp. ....................   26,700               904,462
                                                                   ------------
                                                                   $  3,862,369
                                                                   ------------
Utilities -- Gas -- 2.4%
Columbia Energy Group ..........................   10,150          $    666,094
El Paso Energy Corp. ...........................    9,000               458,437
National Fuel Gas Co. ..........................   37,500             1,828,125
Washington Gas Light Co. .......................    5,100               122,719
Williams Cos., Inc. ............................   63,100             2,630,481
                                                                   ------------
                                                                   $  5,705,856
                                                                   ------------
  Total U.S. Stocks .........................................      $119,726,397
                                                                   ------------
Foreign Stocks -- 7.8%
France -- 0.1%
Axa (Insurance) ................................    1,000          $    157,509
                                                                   ------------
Japan -- 0.3%
Nippon Telegraph & Telephone Corp.,
  ADR (Utilities -- Telephone) .................   11,700          $    799,988
                                                                   ------------
Netherlands -- 3.7%
Akzo Nobel N.V. (Chemicals) ....................   71,830          $  3,051,317
ING Groep N.V. (Financial Services)* ...........   41,081             2,776,488
Royal Dutch Petroleum Co., ADR (Oils) ..........   52,700             3,244,344
                                                                   ------------
                                                                   $  9,072,149
                                                                   ------------


Issuer                                             Shares             Value
Switzerland -- 0.6%
Nestle S.A.
  (Food and Beverage Products) .................      760          $  1,521,584
                                                                   ------------
United Kingdom -- 3.1%
BP Amoco PLC, ADR (Oils) .......................   73,870          $  4,178,272
Diageo PLC
  (Food and Beverage Products)* ................  176,977             1,587,435
HSBC Holdings PLC
  (Banks and Credit Cos.)* .....................  104,600             1,195,337
SmithKline-Beecham PLC, ADR (Medical
  and Health Products) .........................    7,000               456,312
                                                                   ------------
                                                                   $  7,417,356
                                                                   ------------
  Total Foreign Stocks ......................................      $ 18,968,586
                                                                   ------------
  Total Stocks (Identified Cost, $128,221,683) ..............      $138,694,983
                                                                   ------------


                                                Principal Amount
Issuer                                            (000 Omitted)       Value
Bonds -- 38.1%
U.S. Bonds -- 38.0%
Airlines -- 0.5%
Jet Equipment Trust, 9.41s, 2010## ..........        $324          $    347,516
Jet Equipment Trust, 8.64s, 2012## ..........         221               216,115
Jet Equipment Trust, 11.44s, 2014## .........         300               331,920
Jet Equipment Trust, 10.69s, 2015## .........         250               271,740
                                                                   ------------
                                                                   $  1,167,291
                                                                   ------------
Automotive -- 1.4%
DaimlerChrysler, 7.4s, 2005 .................        $725          $    719,265
DaimlerChrysler, 7.75s, 2003 ................         381               384,082
Ford Credit Auto Owner Trust, 6.2s, 2002              528               525,318
Ford Motor Co., 8.9s, 2032 ..................         385               421,021
Ford Motor Credit Co., 6.7s, 2004 ...........         195               188,928
Ford Motor Credit Co., 7.75s, 2007 ..........         406               402,533
Ford Motor Credit Co., 5.8s, 2009 ...........         142               123,538
Ford Motor Credit Co., 7.875s, 2010 .........         435               434,922
General Motors Corp., 9.4s, 2021 ............         187               213,096
                                                                   ------------
                                                                   $  3,412,703
                                                                   ------------
Banks and Credit Companies -- 1.6%
Beaver Valley Funding Corp. II, 9s, 2017             $752          $    766,867
Capital One Financial Corp., 7.25s, 2003.....         400               390,554
Colonial Capital II, 8.92s, 2027 ............         235               196,662
Midamerican Funding LLC, 5.85s, 2001 ........         455               450,071
Midamerican Funding LLC, 6.927s, 2029........         546               454,415
Midland Cogeneration Venture Corp.,
  10.33s, 2002 ..............................         247               251,960
Midland Funding Corp., 10.33s, 2002 .........          35                35,478
Midland Funding Corp. II, "A", 11.75s,
  2005 ......................................         540               604,487
Socgen Real Estate Co., 7.64s, 2049## .......         170               155,586
State Street Corp., 7.65s, 2010 .............         127               126,776
Washington Mutual Capital I, 8.375s,
  2027 ......................................         401               355,543
                                                                   ------------
                                                                   $  3,788,399
                                                                   ------------
Conglomerates -- 0.2%
Eaton Corp., 6.95s, 2004 ....................        $190          $    185,927
News America Holdings, Inc., 6.625s,
  2008 ......................................          34                31,174
News America Holdings, Inc., 6.703s,
  2034 ......................................         215               204,590
                                                                   ------------
                                                                   $    421,691
                                                                   ------------
Corporate Asset Backed -- 4.4%
American Airlines Pass-Through Trust,
  6.855s, 2009 ..............................        $257          $    251,211
Banamex Credit Card Merchant Voucher,
  6.25s, 2003## .............................         366               357,647



                                                                         19-TRVA

                                                Principal Amount
Issuer                                            (000 Omitted)          Value
Corporate Asset Backed -- continued
BCF LLC, 7.75s, 2026## ........................    $   94             $    50,843
Bear Stearns Commercial Mortgage
  Securities, Inc., 6.8s, 2008 ................       489                 478,658
Beneficial Home Equity Loan Trust,
  6.731s, 2037 ................................       868                 863,719
Chase Commercial Mortgage Securities
  Corp., 6.39s, 2008 ..........................       369                 344,877
Chase Commercial Mortgage Securities
  Corp., 7.543s, 2009 .........................       138                 137,997
Commerce 2000, 6.93s, 2011 ....................       444                 444,000
Commerce 2000, 6.95s, 2011 ....................       303                 303,129
Contimortgage Home Equity, 6.13s, 2013 ........       577                 572,628
Continental Airlines Pass-Through Trust,
  Inc., 9.5s, 2013 ............................       133                 135,073
Continental Airlines Pass-Through Trust,
  Inc., 6.648s, 2017 ..........................       765                 691,895
Continental Airlines Pass-Through Trust,
  Inc., 6.545s, 2019 ..........................       114                 102,611
Criimi Mae Commercial Mortgage Trust,
  7s, 2011 ....................................       320                 277,600
Criimi Mae Corp., 6.701s, 2008 ................       190                 170,228
CWMBS, Inc. Pass-Through Trust,
  8s, 2030 ....................................       756                 751,984
GS Mortgage Securities Corp. II,
  6.06s, 2030 .................................       755                 721,774
Northwest Airlines Pass-Through Trust,
  8.072s, 2019 ................................       308                 309,127
Northwest Airlines, Inc., 6.81s, 2020 .........       135                 122,372
Residential Accredit Loans, Inc.,
  6.75s, 2028 .................................     1,015                 955,684
Residential Accredit Loans, Inc.,
  7s, 2028 ....................................       500                 471,071
Time Warner Pass-Through Asset Trust,
  6.1s, 2001## ................................     2,169               2,127,594
                                                                      -----------
                                                                      $10,641,722
                                                                      -----------
Electrical Equipment -- 0.2%
American Tower Corp., 5s, 2010 ................    $  480             $   486,000
                                                                      -----------
Entertainment -- 0.9%
Hearst Argyle Television, Inc., 7.5s, 2027.....    $  477             $   402,393
Time Warner Entertainment Co. LP,
  8.375s, 2033 ................................       316                 318,575
Time Warner, Inc., 10.15s, 2012 ...............       809                 928,440
Time Warner, Inc., 9.15s, 2023 ................       247                 268,178
Time Warner, Inc., 6.625s, 2029 ...............       188                 155,181
                                                                      -----------
                                                                      $ 2,072,767
                                                                      -----------
Finance -- 0.1%
Countrywide Funding Corp., 6.25s, 2009.........    $  300             $   261,732
                                                                      -----------
Financial Institutions -- 2.7%
Associates Corp., 5.75s, 2003 .................    $  593             $   563,439
Associates Corp., 5.5s, 2004 ..................     1,238               1,149,520
AT&T Capital Corp., 6.25s, 2001 ...............       189                 186,808
General Motors Acceptance Corp.,
  6.75s, 2002 .................................       544                 534,747
General Motors Acceptance Corp.,
  5.95s, 2003 .................................       310                 298,443
General Motors Acceptance Corp.,
  7.625s, 2004 ................................       866                 867,827
Goldman Sachs Group LP, 5.9s, 2003 ............       590                 567,822
GS Escrow Corp., 6.75s, 2001 ..................     1,030               1,000,629
Salton Sea Funding Corp., 7.37s, 2005 .........       305                 292,724
Salton Sea Funding Corp., 7.84s, 2010 .........       400                 390,560
Salton Sea Funding Corp., 8.3s, 2011 ..........       157                 157,546
Sunamerica Institutional, 5.75s, 2009 .........       441                 384,636


                                                Principal Amount
Issuer                                            (000 Omitted)          Value
Financial Institutions -- continued
United Companies Financial Corp.,
  7.7s, 2004 ..................................    $  200             $    69,500
                                                                      -----------
                                                                      $ 6,464,201
                                                                      -----------
Financial Services -- 2.2%
AIG Sunamerica Global Financing II,
  7.6s, 2005 ..................................    $  444             $   448,635
AIG Sunamerica Global Financing I,
  7.4s, 2003 ..................................       602                 603,403
Deere (John) Capital Corp., 7s, 2002 ..........       273                 271,206
General Electric Capital Corp., 7.5s,
  2005 ........................................       536                 541,499
General Electric Capital Corp., 8.7s,
  2007 ........................................       110                 118,315
General Electric Capital Corp., 8.75s,
  2007 ........................................       130                 141,032
General Electric Capital Corp., 8.85s,
  2007 ........................................       199                 216,514
General Electric Capital Corp., 7.375s,
  2010 ........................................       377                 381,547
Morgan (JP) Commercial Mortgage
  Finance Corp., 6.613s, 2030 .................       175                 166,285
Morgan (JP) Commercial Mortgage
  Finance Corp., 6.903s, 2010 .................       255                 255,170
Morgan Stanley Dean Witter, 7.75s, 2005........       291                 293,011
Sprint Capital Corp., 6.5s, 2001 ..............       751                 741,350
Sprint Capital Corp., 5.875s, 2004 ............       994                 933,137
Sprint Capital Corp., 6.9s, 2019 ..............       124                 110,256
                                                                      -----------
                                                                      $ 5,221,360
                                                                      -----------
Food and Beverage Products -- 0.9%
Nabisco, Inc., 6.375s, 2035 ...................    $  290             $   259,286
Seagram (Joseph E) & Sons, Inc.,
  5.79s, 2001 .................................       573                 564,949
Seagram (Joseph E) & Sons, Inc.,
  6.4s, 2003 ..................................       985                 942,783
Seagram (Joseph E) & Sons, Inc.,
  7.5s, 2018 ..................................       488                 466,811
                                                                      -----------
                                                                      $ 2,233,829
                                                                      -----------
Forest and Paper Products -- 0.5%
Georgia-Pacific Corp., 9.95s, 2002 ............    $  130             $   134,597
Georgia-Pacific Corp., 9.875s, 2021 ...........     1,150               1,206,718
                                                                      -----------
                                                                      $ 1,341,315
                                                                      -----------
Housing -- 0.1%
Residential Funding Mortgage Securities,
  Inc., 7.66s, 2012 ...........................    $  150             $   149,660
                                                                      -----------
Insurance -- 0.8%
Aflac, Inc., 6.5s, 2009 .......................    $1,053             $   952,934
Atlantic Mutual Insurance Co.,
  8.15s, 2028 .................................       620                 488,690
Providian Capital I, 9.525s, 2027 .............       755                 592,388
                                                                      -----------
                                                                      $ 2,034,012
                                                                      -----------
Oil Services -- 0.3%
Phillips Petroleum Co., 8.5s, 2005 ............    $  279             $   288,229
Ultramar Diamond Shamrock Corp.,
  7.2s, 2017 ..................................       395                 345,574
                                                                      -----------
                                                                      $   633,803
                                                                      -----------
Oils
Occidental Petroleum Corp., 6.4s, 2003 ........    $   54             $    52,152
                                                                      -----------
Printing and Publishing
News America Holdings, Inc., 7.3s, 2028            $   76             $    64,887
                                                                      -----------

20-TRVA

                                                Principal Amount
Issuer                                            (000 Omitted)           Value
Railroads -- 0.2%
Union Pacific Corp., 5.78s, 2001 ...............   $  195              $    190,486
Union Pacific Corp., 6.34s, 2003 ...............      365              $    349,969
                                                                       ------------
                                                                       $    540,455
                                                                       ------------
Retail -- 0.2%
Federated Department Stores, Inc.,
  6.3s, 2009 ...................................   $  605              $    531,614
                                                                       ------------
Telecommunications -- 0.6%
TCI Communications Financing III,
  9.65s, 2027 ..................................   $1,143              $  1,262,787
Telecomunicaciones de Puerto Rico, Inc.,
  6.65s, 2006 ..................................      270                   255,499
                                                                       ------------
                                                                       $  1,518,286
                                                                       ------------
Telecommunications and Cable -- 0.1%
Belo Ah Corp., 7.75s, 2027 .....................   $  226              $    191,528
                                                                       ------------
U.S. Federal Agencies -- 6.7%
Federal Home Loan Bank -- 2.2%
Federal Home Loan Bank, 5.7s, 2009 .............   $4,000              $  3,643,760
Federal Home Loan Bank, 6.5s, 2028 .............    1,718                 1,621,920
                                                                       ------------
                                                                       $  5,265,680
                                                                       ------------
Federal National Mortgage Association -- 4.5%
FNMA, 5.722s, 2009 .............................   $  830              $    744,147
FNMA, 6.5s, 2027 - 2028 ........................    5,170                 4,874,463
FNMA, 6.625s, 2009 .............................      345                   333,301
FNMA, 7s, 2029 - 2030 ..........................    3,483                 3,362,551
FNMA, 7.25s, 2010 ..............................    1,679                 1,695,908
                                                                       ------------
                                                                       $ 11,010,370
                                                                       ------------
  Total U.S. Federal Agencies .....................................    $ 16,276,050
                                                                       ------------
U.S. Government Guaranteed -- 8.4%
Government National Mortgage Association -- 3.1%
GNMA, 7s, 2028 - 2028 ..........................   $2,160              $  2,099,979
GNMA, 7.5s, 2023 - 2026 ........................    2,689                 2,672,853
GNMA, 8s, 2025 - 2030 ..........................    2,706                 2,739,107
                                                                       ------------
                                                                       $  7,511,939
                                                                       ------------
U.S. Treasury Obligations -- 5.3%
U.S. Treasury Bonds, 6.125s, 2029 ..............   $6,057              $  6,117,570
U.S. Treasury Notes, 4.25s, 2010 ...............    2,544                 2,580,405
U.S. Treasury Notes, 6.5s, 2010 ................    3,916                 4,050,006
                                                                       ------------
                                                                       $ 12,747,981
                                                                       ------------
  Total U.S. Government Guaranteed ................................    $ 20,259,920
                                                                       ------------
Utilities -- Electric -- 3.9%
CalEnergy Co., Inc., 7.23s, 2005 ...............   $    5              $      4,862
CE Generation LLC, 7.416s, 2018 ................      183                   163,503
Cleveland Electric Illuminating Co.,
  7.67s, 2004 ..................................      717                   706,496
Cleveland Electric Illuminating Co.,
  7.88s, 2017 ..................................      427                   401,811
Cleveland Electric Illuminating Co.,
  9s, 2023 .....................................      321                   324,547
CMS Energy Corp., 8.375s, 2003 .................      210                   203,016
CMS Energy Corp., 8s, 2011 .....................      330                   324,957
Commonwealth Edison Company,
  8.5s, 2022 ...................................      571                   568,054
Connecticut Light & Power Co.,
  7.875s, 2001 .................................       56                    56,180
Connecticut Light & Power Co.,
  8.59s, 2003 ..................................      600                   595,824
Connecticut Light & Power Co.,
  7.875s, 2024 .................................      500                   499,840
Entergy Mississippi, Inc., 6.2s, 2004 ..........      256                   242,798
GGIB Funding Corp., 7.43s, 2011 ................      163                   155,138


                                                Principal Amount
Issuer                                            (000 Omitted)           Value
Utilities -- Electric -- continued
Gulf States Utilities Co., 8.25s, 2004 .........   $  128              $    129,123
Illinois Power Special Purpose Trust,
  5.26s, 2003 ..................................      191                   188,343
Niagara Mohawk Power Corp.,
  7.25s, 2002 ..................................      333                   329,491
Niagara Mohawk Power Corp.,
  7.375s, 2003 .................................       78                    76,910
Niagara Mohawk Power Corp.,
  7.75s, 2006 ..................................      782                   779,678
Niagara Mohawk Power Corp.,
  8.77s, 2018 ..................................      590                   607,735
Niagara Mohawk Power Corp.,
  8.5s, 2023 ...................................      285                   283,512
North Atlantic Energy, 9.05s, 2002 .............      112                   112,820
Northeast Utilities, 8.58s, 2006 ...............      320                   322,005
NRG Energy South Central,
  8.962s, 2016 .................................      279                   279,977
NRG Energy, Inc., 1s, 2005 .....................      190                   190,259
PP&L, Inc., 6.125s, 2001 .......................      500                   494,820
Texas Utilities Co., 5.94s, 2001 ...............      218                   213,304
Toledo Edison Co., 7.875s, 2004 ................      500                   488,440
TXU Eastern Funding Co., 6.15s, 2002 ...........      165                   159,870
Utilicorp United, Inc., 7s, 2004 ...............      152                   145,180
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017 ..................................      519                   493,022
                                                                       ------------
                                                                       $  9,541,515
                                                                       ------------
Utilities -- Gas -- 0.9%
Coastal Corp., 6.2s, 2004 ......................   $  699              $    666,539
Coastal Corp., 7.75s, 2010 .....................      571                   567,157
Enron Corp., 7.875s, 2003 ......................      199                   200,208
Tennessee Gas Pipeline Co., 7.625s,
  2037 .........................................      260                   242,725
Texas Gas Transmission Corp., 7.25s,
  2027 .........................................      400                   367,648
Williams Gas Pipelines Central, Inc.,
  7.375s, 2006 .................................      163                   158,684
                                                                       ------------
                                                                       $  2,202,961
                                                                       ------------
Utilities -- Telephone -- 0.2%
U.S. West Communications, Inc.,
  7.625s, 2003 .................................   $  429              $    427,859
                                                                       ------------
  Total U.S. Bonds ................................................    $ 91,937,712
                                                                       ------------
Foreign Bonds -- 0.1%
Canada -- 0.1%
AT&T Canada, Inc., 0s to 2003, 9.95s to
  2008, 1s, 2008 (Telecommunications) ..........   $   94              $     76,245
Gulf Canada Resources Ltd., 9.25s,
  2004 (Oils) ..................................      260                   261,090
                                                                       ------------
                                                                       $    337,335
                                                                       ------------
  Total Foreign Bonds .............................................    $    337,335
                                                                       ------------
  Total Bonds (Identified Cost, $94,861,855) ......................    $ 92,275,047
                                                                       ------------


                                                                         21-TRVA

Convertible Preferred Stock  -- 1.5%




Issuer                                           Shares                  Value
Containers -- 0.1%
Owens-Illinois, Inc., 4.75% ....................  8,200                $  182,450
                                                                       ----------
Insurance -- 0.4
Lincoln National Corp., 7.75% .................. 53,900                $1,091,475
                                                                       ----------
Utilities -- Electric -- 0.7%
CMS Energy Corp., 8.75% ........................ 27,100                $  758,800
NiSource, Inc., 7.75% .......................... 10,000                   395,625
TXU Corp., 9.25% ............................... 13,900                   540,362
                                                                       ----------
                                                                       $1,694,787
                                                                       ----------
Utilities -- Gas -- 0.3%
El Paso Energy Capital Trust I, 4.75%            12,000                $  772,500
                                                                       ----------
  Total Convertible Preferred Stock
   (Identified Cost, $4,506,100) .................................     $3,741,212
                                                                       ----------
Convertible Bond -- 0.7%

                                            Principal Amount
                                              (000 Omitted)
Business Machines -- 0.1%
Xerox Corp., 0s, 2018 .......................... $  520                $  270,400
                                                                       ----------
Conglomerates -- 0.6%
Loews Corp., 3.125s, 2007 ...................... $1,660                $1,381,950
                                                                       ----------
  Total Convertible Bond
   (Identified Cost, $1,737,864) .................................     $1,652,350
                                                                       ----------

                                                 Shares
Rights -- 0.2%
CVS Corp., (Identified Cost, $588,454)..........  8,000                $  566,500
                                                                       ----------

Short Term Obligations -- 1.4%

                                               Principal Amount
Issuer                                          (000 Omitted)          Value
Federal Home Loan Bank, due 7/03/00 .........    $    3              $      2,999
General Electric Capital Corp.,
  due 7/03/00 ...............................     3,400                 3,398,687
                                                                     ------------
  Total Short-Term Obligations, at Amortized Cost ................   $  3,401,686
                                                                     ------------
  Total Investments
   (Identified Cost, $233,317,642 ) ..............................   $240,331,778
Other Assets,
 Less Liabilities -- 0.8%                                               1,874,158
                                                                     ------------
  Net Assets -- 100.0% ...........................................   $242,205,936
                                                                     ============

           See portfolio footnotes and notes to financial statements.


Portfolio Footnotes:
  * Non-income producing security.
 ** Non-income producing security-in default.
  # Payment-in-kind security.
 ## SEC Rule 144A restriction.
  + Restricted security.
  ++ Security valued by or at the direction of Trustees.


Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

  AUD  = Australian Dollars     GBP  = British Pounds
  BRL  = Brazilian Real         GRD  = Greek Drachma
  CAD  = Canadian Dollars       JPY  = Japanese Yen
  DKK  = Danish Kroner          NZD  = New Zealand Dollars
  EUR  = Euro                   SEK  = Swedish Krona
                                VEB  = Venezuelan Bolivar

22-TRVA

Statements of Assets and Liabilities (Unaudited) -- June 30, 2000
(000 Omitted)


                                                           Capital        Global      Government
                                                        Appreciation   Governments    Securities
                                                          Variable       Variable      Variable
                                                           Account       Account        Account
                                                       -------------- ------------- --------------
Assets:
 Investments --
  Investments cost ...................................    $692,868       $12,873       $140,481
  Unrealized appreciation (depreciation) .............     158,879          (129)        (2,055)
                                                          --------       --------      ---------
    Total investments, at value ......................    $851,747       $12,744       $138,426
 Cash ................................................          --             1             --
 Net receivable for forward foreign currency
  exchange contracts to purchase .....................          --            11             --
 Receivable for units sold ...........................         489            --             58
 Receivable for investments sold .....................      18,990            96              6
 Interest and dividends receivable ...................         202           229          1,401
 Receivable from sponsor .............................          --            --             --
 Other assets ........................................           8            --              2
                                                          --------       --------      ---------
    Total assets .....................................    $871,436       $13,081       $139,893
                                                          --------       --------      ---------
Liabilities:
 Cash overdraft ......................................    $     --       $    --       $     --
 Payable to Custodian ................................       3,212            --             --
 Net payable for forward foreign currency exchange
  contracts closed or subject to master netting
  agreements .........................................          --             1             --
 Net payable for forward foreign currency exchange
  contracts to sell ..................................          --            14             --
 Payable for investments purchased ...................       5,586           410             --
 Payable for units surrendered .......................         934             1            186
 Written options outstanding, at value
  (premiums received $35) ............................          --            20             --
 Payable to affiliates --
  Investment adviser .................................          16            --              2
  Sponsor ............................................       1,482             6            297
 Accrued expenses and other liabilities ..............         112            24             44
                                                          --------       -------       --------
    Total liabilities ................................    $ 11,342       $   476       $    529
                                                          --------       -------       --------
    Net assets .......................................    $860,094       $12,605       $139,364
                                                          ========       =======       ========



                                                            High         Managed        Money       Total
                                                            Yield        Sectors       Market       Return
                                                          Variable       Variable     Variable     Variable
                                                           Account       Account       Account     Account
                                                       -------------- ------------- ------------ -----------
Assets:
 Investments --
  Investments cost ...................................   $ 157,081       $199,648      $97,166    $233,318
  Unrealized appreciation (depreciation) .............     (13,855)        18,387           --       7,014
                                                         ---------       --------      -------    --------
    Total investments, at value ......................   $ 143,226       $218,035      $97,166    $240,332
 Cash ................................................          --              3            7          75
 Net receivable for forward foreign currency
  exchange contracts to purchase .....................          --             --           --          --
 Receivable for units sold ...........................          --             --           94          54
 Receivable for investments sold .....................         650          9,321           --       1,516
 Interest and dividends receivable ...................       2,916             56           --       1,726
 Receivable from sponsor .............................          62             --           --         608
 Other assets ........................................           3              1           29           6
                                                         ---------       --------      -------    --------
    Total assets .....................................   $ 146,857       $227,416      $97,296    $244,317
                                                         ---------       --------      -------    --------
Liabilities:
 Cash overdraft ......................................   $      --       $     13      $    --    $      7
 Payable to Custodian ................................         500             --           --          --
 Net payable for forward foreign currency exchange
  contracts closed or subject to master netting
  agreements .........................................          --             --           --          --
 Net payable for forward foreign currency exchange
  contracts to sell ..................................          --             --           --          --
 Payable for investments purchased ...................       1,490         10,769           --       1,956
 Payable for units surrendered .......................          35             94          122          91
 Written options outstanding, at value
  (premiums received $35) ............................          --             --           --          --
 Payable to affiliates --
  Investment adviser .................................           3              4            1           5
  Sponsor ............................................          --            190          411          --
 Accrued expenses and other liabilities ..............          55             56           31          52
                                                         ---------       --------      -------    --------
    Total liabilities ................................   $   2,083       $ 11,126      $   565    $  2,111
                                                         ---------       --------      -------    --------
    Net assets .......................................   $ 144,774       $216,290      $96,731    $242,206
                                                         =========       ========      =======    ========

                       See notes to financial statements.

(000 Omitted except for unit values)


                                                            Capital        Global
                                                         Appreciation   Governments
                                               Unit        Variable       Variable
                                    Unit      Value         Account       Account
                                  ------- ------------- -------------- -------------
Net assets applicable to contract
 owners:
Capital Appreciation
 Variable Account --
 Compass 2 ......................  6,052   $  97.4495      $589,659
 Compass 3 ......................  1,554      64.5423       100,281
 Compass 3 - Level 2 ............  6,005      26.6868       160,242
Global Governments
 Variable Account --
 Compass 2 ......................    169   $  19.1565                     $ 3,232
 Compass 3 ......................    139      18.8040                       2,611
 Compass 3 - Level 2 ............    607      10.9567                       6,656
Government Securities
 Variable Account --
 Compass 2 ......................  3,650   $  29.4919
 Compass 3 ......................    509      20.6931
 Compass 3 - Level 2 ............  1,548      12.0376
High Yield
 Variable Account --
 Compass 2 ......................  2,914   $  33.5810
 Compass 3 ......................    396      24.7843
 Compass 3 - Level 2 ............  2,634      13.1768
Managed Sectors
 Variable Account --
 Compass 2 ......................    737   $  85.6214
 Compass 3 ......................    679      84.6420
 Compass 3 - Level 2 ............  3,485      27.2488
Money Market
 Variable Account --
 Compass 2 ......................  3,576   $  19.3939
 Compass 3 ......................    496      15.9575
 Compass 3 - Level 2 ............  1,571      11.8823
Total Return
 Variable Account --
 Compass 2 ......................  2,413   $  34.4289
 Compass 3 ......................  1,608      33.7971
 Compass 3 - Level 2 ............  6,269      16.2315
  Net assets applicable to owners of deferred contracts     850,182        12,499
Reserve for variable annuities --
  Compass 2 Contracts ...............................         8,846            63
  Compass 3 Contracts ...............................            85            37
  Compass 3 - Level 2 Contracts .....................           981             6
                                                           --------       -------
     Net assets .....................................      $860,094       $12,605
                                                           ========       =======



                                   Government     High      Managed     Money      Total
                                   Securities     Yield     Sectors    Market      Return
                                    Variable    Variable   Variable   Variable    Variable
                                     Account     Account    Account    Account    Account
                                  ------------ ---------- ---------- ---------- -----------
Net assets applicable to contract
 owners:
Capital Appreciation
 Variable Account --
 Compass 2 ......................
 Compass 3 ......................
 Compass 3 - Level 2 ............
Global Governments
 Variable Account --
 Compass 2 ......................
 Compass 3 ......................
 Compass 3 - Level 2 ............
Government Securities
 Variable Account --
 Compass 2 ......................   $107,628
 Compass 3 ......................     10,527
 Compass 3 - Level 2 ............     18,631
High Yield
 Variable Account --
 Compass 2 ......................               $ 97,833
 Compass 3 ......................                  9,808
 Compass 3 - Level 2 ............                 34,710
Managed Sectors
 Variable Account --
 Compass 2 ......................                          $ 63,111
 Compass 3 ......................                            57,512
 Compass 3 - Level 2 ............                            94,965
Money Market
 Variable Account --
 Compass 2 ......................                                     $69,295
 Compass 3 ......................                                       7,895
 Compass 3 - Level 2 ............                                      18,655
Total Return
 Variable Account --
 Compass 2 ......................                                                $ 83,053
 Compass 3 ......................                                                  54,316
 Compass 3 - Level 2 ............                                                 101,768
                                                                                 --------
  Net assets applicable to owners    136,786     142,351    215,588    95,845     239,137
of deferred contracts
Reserve for variable annuities --
   Compass 2 Contracts .........       2,400       2,367        368       819       2,610
   Compass 3 Contracts .........          68           4         --        --          57
  Compass 3 - Level 2 Contracts .        110          52        334        67         402
                                    --------    --------   --------   -------    --------
      Net assets ...............    $139,364    $144,774   $216,290   $96,731    $242,206
                                    ========    ========   ========   =======    ========

                       See notes to financial statements.

Statements of Operations (Unaudited) -- Six Months Ended June 30, 2000 (000 Omitted)


                                                                        Capital        Global     Government
                                                                     Appreciation   Governments   Securities
                                                                       Variable       Variable     Variable
                                                                        Account       Account       Account
                                                                    -------------- ------------- ------------
Net investment income (loss):
 Income --
  Interest ........................................................   $      392      $  398        $5,412
  Dividends .......................................................        4,639          --           --
                                                                      ----------      ------        ------
   Total investment income ........................................   $    5,031      $  398        $5,412
                                                                      ----------      ------        ------
 Expenses --
  Mortality and expense risk charges ..............................   $    5,339      $   82        $ 931
  Management fee ..................................................        2,979          50          409
  Boards of Managers fees .........................................            8          --            2
  Distribution fee ................................................           77           2            9
  Administrative fee ..............................................           69           1           12
  Custodian fee ...................................................          172           8           25
  Printing ........................................................           23           1           10
  Auditing fees ...................................................           15          19           17
  Legal fees ......................................................            1          --           --
  Miscellaneous ...................................................           52          --           --
                                                                      ----------      ------        ------
   Total expenses .................................................   $    8,735      $  163        $1,415
  Fees paid indirectly ............................................          (61)         --             (5)
                                                                      ----------      ------        --------
   Net expenses ...................................................   $    8,674      $  163        $1,410
                                                                      ----------      ------        -------
    Net investment income (loss) ..................................   $   (3,643)     $  235        $4,002
                                                                      ----------      ------        -------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -- ..................
  Investment transactions .........................................   $  198,263      $ (830)       $(666)
  Written option transactions .....................................           --          93           --
  Foreign currency transactions ...................................           27        (207)          --
                                                                      ----------      ------        -------
   Net realized gain (loss) on investments and foreign
    currency transactions .........................................   $  198,290      $ (944)       $(666)
                                                                      ----------      ------        -------
Change in unrealized appreciation (depreciation):
  Investments .....................................................   $ (149,198)     $  521        $1,730
  Written options .................................................           --         (35)          --
  Translation of assets and liabilities in foreign currencies .....           --         (30)          --
                                                                      ----------      ------        -------
   Net unrealized gain (loss) on investments and foreign
    currency translation ..........................................   $ (149,198)     $  456        $1,730
                                                                      ----------      ------        -------
    Net realized and unrealized gain (loss) on
     investments and foreign currency .............................   $   49,092      $ (488)       $1,064
                                                                      ----------      ------        -------
     Increase (decrease) in net assets from operations                $   45,449      $ (253)       $5,066
                                                                      ==========      ======        =======


                                                                         High          Managed         Money         Total
                                                                         Yield         Sectors        Market        Return
                                                                       Variable        Variable      Variable      Variable
                                                                        Account        Account        Account       Account
                                                                    -------------- --------------- ------------ --------------
Net investment income (loss):
 Income --
  Interest ........................................................    $ 6,845        $    565        $3,725       $ 3,642
  Dividends .......................................................         66             265           --          1,620
                                                                       -------        --------        ------       -------
   Total investment income ........................................    $ 6,911        $    830        $3,725       $ 5,262
                                                                       -------        --------        ------       -------
 Expenses --
  Mortality and expense risk charges ..............................    $   799        $  1,437        $ 780        $ 1,529
  Management fee ..................................................        477             874          311            936
  Boards of Managers fees .........................................          1               2            1              3
  Distribution fee ................................................          7              50            8             44
  Administrative fee ..............................................          9              19           10             20
  Custodian fee ...................................................         25              61           24             50
  Printing ........................................................         12              11            8              9
  Auditing fees ...................................................         19              14           10             19
  Legal fees ......................................................          1              --           --             --
  Miscellaneous ...................................................         17              15            4              1
                                                                       -------        --------        ------       -------
   Total expenses .................................................    $ 1,367        $  2,483        $1,156       $ 2,611
  Fees paid indirectly ............................................           (4)          (19)           (3)           (1)
                                                                       ---------      --------        ------       -------
   Net expenses ...................................................    $ 1,363        $  2,464        $1,153       $ 2,610
                                                                       ---------      --------        ------       -------
    Net investment income (loss) ..................................    $ 5,548        $ (1,634)       $2,572       $ 2,652
                                                                       ---------      --------        ------       -------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -- ..................
  Investment transactions .........................................    $  (388)       $ 52,412        $  --        $ 4,535
  Written option transactions .....................................         --              --           --             --
  Foreign currency transactions ...................................         50              12           --              3
                                                                       ---------      --------        ------       -------
   Net realized gain (loss) on investments and foreign
    currency transactions .........................................    $  (338)       $ 52,424        $ --         $ 4,538
                                                                       ---------      --------        ------       -------
Change in unrealized appreciation (depreciation):
  Investments .....................................................    $(5,102)       $(69,968)       $  --        $(3,207)
  Written options .................................................         --              --           --             --
  Translation of assets and liabilities in foreign currencies .....           (5)             (5)        --              3
                                                                       ----------     -----------     ------       -------
   Net unrealized gain (loss) on investments and foreign
    currency translation ..........................................    $(5,107)       $(69,973)       $  --        $(3,204)
                                                                       ---------      ----------      ------       -------
    Net realized and unrealized gain (loss) on
     investments and foreign currency .............................    $(5,445)       $(17,549)       $  --        $ 1,334
                                                                       ---------      ----------      ------       -------
     Increase (decrease) in net assets from operations                 $   103        $(19,183)       $2,572       $ 3,986
                                                                       =========      ==========      ======       =======

                       See notes to financial statements.

Statements of Changes in Net Assets
(000 Omitted)


                                                               Capital Appreciation
                                                                 Variable Account
                                                           ----------------------------
                                                             Six Months
                                                               Ended
                                                              June 30,     Year Ended
                                                                2000      December 31,
                                                            (Unaudited)       1999
                                                           ------------- --------------
Increase (decrease) in net assets:
From operations:
  Net investment income (loss) ...........................  $   (3,643)    $ (10,931)
  Net realized gain (loss) on investments
   and foreign currency transactions .....................     198,290       130,239
  Net unrealized gain (loss) on investments
   and foreign currency translation ......................    (149,198)       87,329
                                                            ----------     ---------
   Increase (decrease) in net assets from operations.       $   45,449     $ 206,637
                                                            ----------     ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received .............................  $   10,201     $  19,435
  Net transfers between variable and fixed
   accumulation accounts .................................       4,229       (23,279)
  Withdrawals, surrenders, annuitizations and
   contract charges ......................................     (53,265)      (92,454)
                                                            ----------     ---------
   Net accumulation activity .............................  $  (38,835)    $ (96,298)
                                                            ----------     ---------
 Annuitization activity:
  Annuitizations .........................................  $    1,075     $     766
  Annuity payments and contract charges ..................        (685)       (1,105)
  Net transfers among accounts for annuity reserves                 28            --
  Adjustments to annuity reserves ........................        (129)         (384)
                                                            ----------     ---------
   Net annuitization activity ............................  $      289     $    (723)
                                                            ----------     ---------
  Decrease in net assets from participant
   transactions ..........................................  $  (38,546)    $ (97,021)
                                                            ----------     ---------
   Total increase (decrease) in net assets ...............  $    6,903     $ 109,616
Net assets:
 At beginning of period ..................................     853,191       743,575
                                                            ----------     ---------
 At end of period ........................................  $  860,094     $ 853,191
                                                            ==========     =========



                                                                Global Governments         Government Securities
                                                                 Variable Account            Variable Account
                                                           ---------------------------- ---------------------------
                                                             Six Months                   Six Months
                                                               Ended                        Ended
                                                              June 30,     Year Ended      June 30,     Year Ended
                                                                2000      December 31,       2000      December 31,
                                                            (Unaudited)       1999       (Unaudited)       1999
                                                           ------------- -------------- ------------- -------------
Increase (decrease) in net assets:
From operations:
  Net investment income (loss) ...........................   $   235        $    528      $   4,002     $   8,695
  Net realized gain (loss) on investments
   and foreign currency transactions .....................      (944)           (239)          (666)       (1,424)
  Net unrealized gain (loss) on investments
   and foreign currency translation ......................       456          (1,531)         1,730       (12,570)
                                                             -------        --------      ---------     ---------
   Increase (decrease) in net assets from operations.        $  (253)       $ (1,242)     $   5,066     $  (5,299)
                                                             -------        --------      ---------     ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received .............................   $   325        $    858      $   1,348     $   3,260
  Net transfers between variable and fixed
   accumulation accounts .................................      (621)         (2,176)        (9,958)        5,805
  Withdrawals, surrenders, annuitizations and
   contract charges ......................................    (1,783)         (2,986)       (13,257)      (26,185)
                                                             -------        --------      ---------     ---------
   Net accumulation activity .............................   $(2,079)       $ (4,304)     $ (21,867)    $ (17,120)
                                                             -------        --------      ---------     ---------
 Annuitization activity:
  Annuitizations .........................................   $    11        $     39      $     105     $     278
  Annuity payments and contract charges ..................        (9)            (50)          (215)         (482)
  Net transfers among accounts for annuity reserves                2             (51)           280            --
  Adjustments to annuity reserves ........................       (11)             31           (124)           29
                                                             -------        --------      ---------     ---------
   Net annuitization activity ............................   $    (7        $    (31)     $      46     $    (175)
                                                             -------        --------      ---------     ---------
  Decrease in net assets from participant
   transactions ..........................................   $(2,086        $ (4,335)     $ (21,821)    $ (17,295)
                                                             -------        --------      ---------     ---------
   Total increase (decrease) in net assets ...............   $(2,339        $ (5,577)     $ (16,755)    $ (22,594)
Net assets:
 At beginning of period ..................................    14,944          20,521        156,119       178,713
                                                             -------        --------      ---------     ---------
 At end of period ........................................   $12,605        $ 14,944      $ 139,364     $ 156,119
                                                             =======        ========      =========     =========

                       See notes to financial statements.

(000 Omitted)


                                                                       High Yield                    Managed Sectors
                                                                    Variable Account                Variable Account
                                                             ------------------------------   -----------------------------
                                                               Six Months                       Six Months
                                                                 Ended                            Ended
                                                                June 30,       Year Ended        June 30,       Year Ended
                                                                  2000        December 31,         2000        December 31,
                                                              (Unaudited)         1999         (Unaudited)         1999
                                                             -------------   --------------   -------------   -------------
Increase (decrease) in net assets:
From operations:
  Net investment income (loss) ...........................     $   5,548       $  12,068        $  (1,634)      $  (1,908)
  Net realized gain (loss) on investments and
   foreign currency transactions .........................          (338)         (3,849)          52,424          42,843
  Net unrealized gain (loss) on investments
   and foreign currency translation ......................        (5,107)          1,096          (69,973)         63,070
                                                               ---------       ---------        ---------       ---------
   Increase (decrease) in net assets from operations.          $     103       $   9,315        $ (19,183)      $ 104,005
                                                               ---------       ---------        ---------       ---------
Participant transactions:
 Accumulation activity:
  Purchase payments received .............................     $   1,527       $   2,632        $   4,731       $   7,734
  Net transfers between variable and fixed
   accumulation accounts .................................        24,343          (7,896)          16,458          13,940
  Withdrawals, surrenders, annuitizations and
   contract charges ......................................       (10,484)        (22,130)         (14,373)        (22,020)
                                                               ---------       ---------        ---------       ---------
   Net accumulation activity .............................     $  15,386       $ (27,394)       $   6,816       $    (346)
                                                               ---------       ---------        ---------       ---------
 Annuitization activity:
  Annuitizations .........................................     $      85       $     201        $      24       $     125
  Annuity payments and contract charges ..................          (202)           (413)             (89)           (157)
  Net transfers among accounts for annuity reserves                  (53)             53               75              --
  Adjustments to annuity reserves ........................            96            (112)             (61)           (137)
                                                               ---------       ---------        ---------       ---------
   Net annuitization activity ............................     $     (74)      $    (271)       $     (51)      $    (169)
                                                               ---------       ---------        ---------       ---------
  Increase (decrease) in net assets from
   participant transactions ..............................     $  15,312       $ (27,665)       $   6,765       $    (515)
                                                               ---------       ---------        ---------       ---------
   Total increase (decrease) in net assets ...............     $  15,415       $ (18,350)       $ (12,418)      $ 103,490
Net assets:
 At beginning of period ..................................       129,359         147,709          228,708         125,218
                                                               ---------       ---------        ---------       ---------
 At end of period ........................................     $ 144,774       $ 129,359        $ 216,290       $ 228,708
                                                               =========       =========        =========       =========

                       See notes to financial statements.

(000 Omitted)


                                                                              Money Market                 Total Return
                                                                            Variable Account             Variable Account
                                                                      ---------------------------- -----------------------------
                                                                        Six Months                   Six Months
                                                                          Ended                        Ended
                                                                         June 30,     Year Ended      June 30,      Year Ended
                                                                           2000      December 31,       2000       December 31,
                                                                       (Unaudited)       1999       (Unaudited)        1999
                                                                      ------------- -------------- ------------- ---------------
Increase (decrease) in net assets:
 From operations:
  Net investment income .............................................   $   2,572     $   3,947      $   2,652      $  5,739
  Net realized gain on investments and foreign currency
   transactions .....................................................          --            --          4,538        20,432
  Net unrealized loss on investments and foreign currency
   translation ......................................................          --            --         (3,204)      (21,745)
                                                                        ---------     ---------      ---------      --------
   Increase in net assets from operations ...........................   $   2,572     $   3,947      $   3,986      $  4,426
                                                                        ---------     ---------      ---------      --------
Participant transactions:
 Accumulation activity:
  Purchase payments received ........................................   $   2,482     $   3,675      $   5,468      $ 12,582
  Net transfers between variable and fixed accumulation accounts ....     (17,484)       19,742        (18,470)       (7,811)
  Withdrawals, surrenders, annuitizations and contract charges ......     (21,426)      (29,454)       (27,849)      (50,581)
                                                                        ---------     ---------      ---------      --------
   Net accumulation activity ........................................   $ (36,428)    $  (6,037)     $ (40,851)     $(45,810)
                                                                        ---------     ---------      ---------      --------
 Annuitization activity:
  Annuitizations ....................................................   $      19     $     326      $      34      $    364
  Annuity payments and contract charges .............................         (91)         (274)          (199)         (558)
  Net transfers among accounts for annuity reserves .................        (315)          353            (16)           (1)
  Adjustments to annuity reserves ...................................        (174)          (61)            47           (21)
                                                                        ---------     ---------      ---------      --------
   Net annuitization activity .......................................   $    (561)    $     344      $    (134)     $   (216)
                                                                        ---------     ---------      ---------      --------
  Decrease in net assets from participant transactions ..............   $ (36,989)    $  (5,693)     $ (40,985)     $(46,026)
                                                                        ---------     ---------      ---------      --------
   Total decrease in net assets .....................................   $ (34,417)    $  (1,746)     $ (36,999)     $(41,600)
Net assets:
 At beginning of period .............................................     131,148       132,894        279,205       320,805
                                                                        ---------     ---------      ---------      --------
 At end of period ...................................................   $  96,731     $ 131,148      $ 242,206      $279,205
                                                                        =========     =========      =========      ========

                       See notes to financial statements.

Per Unit and Other Data


                                                            Capital Appreciation Variable Account
                                                            -------------------------------------
                                                                                     Compass 2
                                                                                 -----------------
                                                                 Six Months          Year Ended
                                                                    Ended           December 31,
                                                                June 30, 2000    -----------------
                                                                 (Unaudited)           1999
                                                            -------------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...................     $  92.2421          $ 70.4257
                                                                ----------          ---------
 Investment income ........................................     $   0.5645          $  0.4013
 Expenses .................................................         0.9702            1.5185
                                                                ----------          ---------
  Net investment loss .....................................     $  (0.4057)         $ (1.1172)
 Net realized and unrealized gain on investments
  and foreign currency transactions .......................         5.6131           22.9336
                                                                ----------          ---------
 Net increase in unit value ...............................     $   5.2074          $ 21.8164
                                                                ----------          ---------
 Unit value:
 Net asset value -- end of period .........................     $  97.4495          $ 92.2421
                                                                ==========          =========
Ratios (to average net assets):
 Expenses+## ..............................................           0.78%++            0.76%
 Net investment loss ......................................          (0.43)%++         (1.51)%
Portfolio turnover ........................................             71%                85%
Number of units outstanding at end of period (000 Omitted)           6,052              6,403



                                                                           Capital Appreciation Variable Account
                                                            -------------------------------------------------------------------
                                                                                         Compass 2
                                                            -------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                            -------------------------------------------------------------------
                                                                  1998             1997             1996             1995
                                                            ---------------- ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...................    $ 55.3902        $ 45.4107        $ 37.7151        $ 28.0107
                                                               ---------        ---------        ---------        ---------
 Investment income ........................................    $  0.3113        $  0.3241        $  0.2861        $  0.3624
 Expenses .................................................      1.2754           1.0741           0.8695           0.6989
                                                               ---------        ---------        ---------        ---------
  Net investment loss .....................................    $ (0.9641)       $ (0.7500)       $ (0.5834)       $ (0.3365)
 Net realized and unrealized gain on investments
  and foreign currency transactions .......................     15.9996          10.7295           8.2790          10.0409
                                                               ---------        ---------        ---------        ---------
 Net increase in unit value ...............................    $ 15.0355        $  9.9795        $  7.6956        $  9.7044
                                                               ---------        ---------        ---------        ---------
 Unit value:
 Net asset value -- end of period .........................    $ 70.4257        $ 55.3902        $ 45.4107        $ 37.7151
                                                               =========        =========        =========        =========
Ratios (to average net assets):
 Expenses+## ..............................................         0.77%            0.77%            0.78%            0.80%
 Net investment loss ......................................        (1.55)%          (1.45)%          (1.41)%         (1.02)%
Portfolio turnover ........................................           78%              60%              66%              96%
Number of units outstanding at end of period (000 Omitted)         7,447            8,173            9,004           10,014


                                                            Capital Appreciation Variable Account
                                                            -------------------------------------
                                                                                     Compass 3
                                                                                 -----------------
                                                                 Six Months          Year Ended
                                                                    Ended           December 31,
                                                                June 30, 2000    -----------------
                                                                 (Unaudited)           1999
                                                            -------------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...................     $  61.1235          $ 46.7129
                                                                ----------          ---------
 Investment income ........................................     $   0.3534          $  0.2614
 Expenses .................................................         0.6636            1.0418
                                                                ----------          ---------
  Net investment loss .....................................     $  (0.3102)         $ (0.7804)
 Net realized and unrealized gain on investments and
  foreign currency transactions ...........................         3.7290           15.1910
                                                                ----------          ---------
 Net increase in unit value ...............................     $   3.4188          $ 14.4106
                                                                ----------          ---------
 Unit value:
 Net asset value -- end of period .........................     $  64.5423          $ 61.1235
                                                                ==========          =========
Ratios (to average net assets):
 Expenses+## ..............................................           0.78%++            0.76%
 Net investment loss ......................................          (0.43)%++          (1.51)%
Portfolio turnover ........................................             71%                85%
Number of units outstanding at end of period (000 Omitted)           1,554              1,824



                                                                           Capital Appreciation Variable Account
                                                            -------------------------------------------------------------------
                                                                                         Compass 3
                                                            -------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                            -------------------------------------------------------------------
                                                                  1998             1997             1996             1995
                                                            ---------------- ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...................    $ 36.7764        $ 30.1803        $ 25.0907        $ 18.6531
                                                               ---------        ---------        ---------        ---------
 Investment income ........................................    $  0.2031        $  0.2107        $  0.1893        $  0.2402
 Expenses .................................................      0.8753           0.7383           0.6053           0.4847
                                                               ---------        ---------        ---------        ---------
  Net investment loss .....................................    $ (0.6722)       $ (0.5276)       $ (0.4160)       $ (0.2445)
 Net realized and unrealized gain on investments and
  foreign currency transactions ...........................     10.6087           7.1237           5.5056           6.6821
                                                               ---------        ---------        ---------        ---------
 Net increase in unit value ...............................    $  9.9365        $  6.5961        $  5.0896        $  6.4376
                                                               ---------        ---------        ---------        ---------
 Unit value:
 Net asset value -- end of period .........................    $ 46.7129        $ 36.7764        $ 30.1803        $ 25.0907
                                                               =========        =========        =========        =========
Ratios (to average net assets):
 Expenses+## ..............................................         0.77%            0.77%            0.78%            0.80%
 Net investment loss ......................................        (1.55)%          (1.45)%          (1.41)%         (1.02)%
Portfolio turnover ........................................           78%              60%              66%              96%
Number of units outstanding at end of period (000 Omitted)         2,452            2,953            3,721            4,272


                                                            Capital Appreciation Variable Account
                                                            -------------------------------------
                                                                                      Compass
                                                                                    3 - Level 2
                                                                                 ----------------
                                                                 Six Months         Year Ended
                                                                    Ended              1999
                                                                June 30, 2000    ----------------
                                                                 (Unaudited)       December 31,
                                                            -------------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...................     $  25.2546          $ 19.2720
                                                                ----------          ---------
 Investment income ........................................     $   0.1580          $  0.1090
 Expenses .................................................         0.2599            0.4089
                                                                ----------          ---------
  Net investment loss .....................................     $  (0.1019)         $ (0.2999)
 Net realized and unrealized gain on investments and
  foreign currency transactions ...........................         1.5341            6.2825
                                                                ----------          ---------
 Net increase in unit value ...............................     $   1.4322          $  5.9826
                                                                ----------          ---------
 Unit value:
 Net asset value -- end of period .........................     $  26.6868          $ 25.2546
                                                                ==========          =========
Ratios (to average net assets):
 Expenses+## ..............................................           0.78%++            0.76%
 Net investment loss ......................................          (0.43)%++          (1.51)%
Portfolio turnover ........................................             71%                85%
Number of units outstanding at end of period (000 Omitted)           6,005              5,632



                                                                   Capital Appreciation Variable Account
                                                            ---------------------------------------------------
                                                                           Compass 3 - Level 2
                                                            --------------------------------------------------
                                                                         Year Ended December 31,
                                                            --------------------------------------------------
                                                                  1998             1997             1996
                                                            ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...................    $ 15.1500        $ 12.4143        $ 10.3053
                                                               ---------        ---------        ---------
 Investment income ........................................    $  0.0850        $  0.0914        $  0.0790
 Expenses .................................................       0.3421           0.2935           0.2370
                                                               ---------        ---------        ---------
  Net investment loss .....................................    $ (0.2571)       $ (0.2021)       $ (0.1580)
 Net realized and unrealized gain on investments and
  foreign currency transactions ...........................      4.3791           2.9378           2.2670
                                                               ---------        ---------        ---------
 Net increase in unit value ...............................    $  4.1220        $  2.7357        $  2.1090
                                                               ---------        ---------        ---------
 Unit value:
 Net asset value -- end of period .........................    $ 19.2720        $ 15.1500        $ 12.4143
                                                               =========        =========        =========
Ratios (to average net assets):
 Expenses+## ..............................................         0.77%            0.77%            0.78%
 Net investment loss ......................................        (1.55)%          (1.45)%          (1.41)%
Portfolio turnover ........................................           78%              60%              66%
Number of units outstanding at end of period (000 Omitted)         5,055            3,971            2,494



                                                      Capital Appreciation Variable Account
                                                   ---------------------------------------------
                                                                Period Ended
                                                                December 31,
                                                                    1995#
                                                            --------------------
Per unit data:*
 Net asset value -- beginning of period ...................     $  10.0000
                                                                ----------
 Investment income ........................................     $   0.0196
 Expenses .................................................         0.0517
                                                                ----------
  Net investment loss .....................................     $  (0.0321)
 Net realized and unrealized gain on investments and
  foreign currency transactions ...........................         0.3374
                                                                ----------
 Net increase in unit value ...............................     $   0.3053
                                                                ----------
 Unit value:
 Net asset value -- end of period .........................     $  10.3053
                                                                ==========
Ratios (to average net assets):
 Expenses+## ..............................................           0.80%++
 Net investment loss ......................................          (1.02)%++
Portfolio turnover ........................................             96%
Number of units outstanding at end of period (000 Omitted)             955

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.


                       See notes to financial statements.

                                                            Global Governments Variable Account
                                                        --------------------------------------------
                                                                                  Compass 2
                                                                               --------------
                                                                Six Months       Year Ended
                                                                   Ended        December 31,
                                                               June 30, 2000   --------------
                                                                (Unaudited)         1999
                                                            ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...................    $   19.4589       $ 20.8302
                                                               -----------       ---------
 Investment income ........................................    $    0.5664       $  1.0947
 Expenses .................................................         0.2297          0.4789
                                                               -----------       ---------
  Net investment income ...................................    $    0.3367       $  0.6158
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................        (0.6391)        (1.9871)
                                                               -----------       ---------
 Net increase (decrease) in unit value ....................    $   (0.3024)      $ (1.3713)
                                                               -----------       ---------
 Unit value:
 Net asset value -- end of period .........................    $   19.1565       $ 19.4589
                                                               ===========       =========
Ratios (to average net assets):
 Expenses+## ..............................................           1.19%++         1.11%
 Net investment income ....................................           1.76%++         3.07%
Portfolio turnover ........................................             97%            172%
Number of units outstanding at end of period (000 Omitted)             169             212



                                                                      Global Governments Variable Account
                                                            -------------------------------------------------------
                                                                                   Compass 2
                                                            -------------------------------------------------------
                                                                            Year Ended December 31,
                                                            -------------------------------------------------------
                                                                 1998          1997          1996          1995
                                                            ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...................  $  18.2798     $ 18.6786    $  18.1095    $  15.8337
                                                             ----------     ---------    ----------    ----------
 Investment income ........................................  $   1.0806     $  1.1566    $   1.2469    $   1.3112
 Expenses .................................................      0.4506        0.4192        0.4084        0.3863
                                                             ----------     ---------    ----------    ----------
  Net investment income ...................................  $   0.6300     $  0.7374    $   0.8385    $   0.9249
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................      1.9204       (1.1362)     ( 0.2694)       1.3509
                                                             ----------     ---------    ----------    ----------
 Net increase (decrease) in unit value ....................  $   2.5504     $ (0.3988)   $   0.5691    $   2.2758
                                                             ----------     ---------    ----------    ----------
 Unit value:
 Net asset value -- end of period .........................  $  20.8302     $ 18.2798    $  18.6786    $  18.1095
                                                             ==========     =========    ==========    ==========
Ratios (to average net assets):
 Expenses+## ..............................................        1.08%         1.05%         1.00%         1.00%
 Net investment income ....................................        3.33%         3.95%         4.54%         5.25%
Portfolio turnover ........................................         306%          338%          397%          330%
Number of units outstanding at end of period (000 Omitted)          296           435           588           824


                                                            Global Governments Variable Account
                                                        -------------------------------------------
                                                                                  Compass 3
                                                                               --------------
                                                                Six Months       Year Ended
                                                                   Ended        December 31,
                                                               June 30, 2000   --------------
                                                                (Unaudited)         1999
                                                            ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...................    $   19.1149       $ 20.4924
                                                               -----------       ---------
 Investment income ........................................    $    0.5547       $  0.9861
 Expenses .................................................         0.2359          0.4427
                                                               -----------       ---------
  Net investment income ...................................    $    0.3188       $  0.5434
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................       (0.6297)       ( 1.9209)
                                                               -----------       ---------
 Net increase (decrease) in unit value ....................    $   (0.3109)      $ (1.3775)
                                                               -----------       ---------
 Unit value:
 Net asset value -- end of period .........................    $   18.8040       $ 19.1149
                                                               ===========       =========
Ratios (to average net assets):
 Expenses+## ..............................................           1.19%++         1.11%
 Net investment income ....................................           1.76%++         3.07%
Portfolio turnover ........................................             97%            172%
Number of units outstanding at end of period (000 Omitted)             139             186



                                                                      Global Governments Variable Account
                                                            -------------------------------------------------------
                                                                                   Compass 3
                                                            -------------------------------------------------------
                                                                            Year Ended December 31,
                                                            -------------------------------------------------------
                                                                 1998          1997          1996          1995
                                                            ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...................  $  18.0103     $ 18.4308    $  17.8962    $  15.6705
                                                             ----------     ---------    ----------    ----------
 Investment income ........................................  $   1.0464     $  1.1298    $   1.2367    $   1.3045
 Expenses .................................................      0.4279        0.4390        0.4322        0.4086
                                                             ----------     ---------    ----------    ----------
  Net investment income ...................................  $   0.6185     $  0.6908    $   0.8045    $   0.8959
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................      1.8636       (1.1113)      (0.2699)       1.3298
                                                             ----------     ---------    ----------    ----------
 Net increase (decrease) in unit value ....................  $   2.4821     $ (0.4205)   $   0.5346    $   2.2257
                                                             ----------     ---------    ----------    ----------
 Unit value:
 Net asset value -- end of period .........................  $  20.4924     $ 18.0103    $  18.4308    $  17.8962
                                                             ==========     =========    ==========    ==========
Ratios (to average net assets):
 Expenses+## ..............................................        1.08%         1.05%         1.00%         1.00%
 Net investment income ....................................        3.33%         3.95%         4.54%         5.25%
Portfolio turnover ........................................         306%          338%          397%          330%
Number of units outstanding at end of period (000 Omitted)          290           500           789         1,021


                                                           Global Governments Variable Account
                                                        ------------------------------------------
                                                                                  Compass
                                                                                3 - Level 2
                                                                               -------------
                                                                Six Months       Year Ended
                                                                   Ended            1999
                                                               June 30, 2000   -------------
                                                                (Unaudited)     December 31,
                                                            ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...................    $   11.1296       $ 11.9139
                                                               -----------       ---------
 Investment income ........................................    $    0.3299       $  1.8262
 Expenses .................................................         0.1336          0.7827
                                                               -----------       ---------
  Net investment income ...................................    $    0.1963       $  1.0435
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................       ( 0.3692)       ( 1.8278)
                                                               -----------       ---------
 Net increase (decrease) in unit value ....................    $   (0.1729)      $ (0.7843)
                                                               -----------       ---------
 Unit value:
 Net asset value -- end of period .........................    $   10.9567       $ 11.1296
                                                               ===========       =========
Ratios (to average net assets):
 Expenses+## ..............................................           1.19%++         1.11%
 Net investment income ....................................           1.76%++         3.07%
Portfolio turnover ........................................             97%            172%
Number of units outstanding at end of period (000 Omitted)             607             641



                                                                        Global Governments Variable Account
                                                            ------------------------------------------------------------
                                                                       Compass 3 - Level 2
                                                            -----------------------------------------
                                                                     Year Ended December 31,             Period Ended
                                                            -----------------------------------------     December 31,
                                                                 1998          1997          1996            1995#
                                                            ------------- ------------- ------------- ------------------
Per unit data:*
 Net asset value -- beginning of period ...................  $  10.4553     $ 10.6836    $  10.3582      $   10.0000
                                                             ----------     ---------    ----------      -----------
 Investment income ........................................  $   0.6269     $  0.6710    $   0.7308      $    0.1819
 Expenses .................................................      0.2531        0.2440        0.2391           0.0554
                                                             ----------     ---------    ----------      -----------
  Net investment income ...................................  $   0.3738     $  0.4270    $   0.4917      $    0.1265
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................      1.0848       (0.6553)      (0.1663)          0.2317
                                                             ----------     ---------    ----------      -----------
 Net increase (decrease) in unit value ....................  $   1.4586     $ (0.2283)   $   0.3254      $    0.3582
                                                             ----------     ---------    ----------      -----------
 Unit value:
 Net asset value -- end of period .........................  $  11.9139     $ 10.4553    $  10.6836      $   10.3582
                                                             ==========     =========    ==========      ===========
Ratios (to average net assets):
 Expenses+## ..............................................        1.08%         1.05%         1.00%            1.00%++
 Net investment income ....................................        3.33%         3.95%         4.54%            5.25%++
Portfolio turnover ........................................         306%          338%          397%             330%
Number of units outstanding at end of period (000 Omitted)          695           670           563              316

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                         Government Securities Variable Account
                                                     ----------------------------------------------
                                                                                  Compass 2
                                                                               --------------
                                                                Six Months       Year Ended
                                                                   Ended        December 31,
                                                               June 30, 2000   --------------
                                                                (Unaudited)         1999
                                                            ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...................    $   28.5233       $ 29.4179
                                                               -----------       ---------
 Investment income ........................................    $    1.0737       $  2.0534
 Expenses .................................................         0.2790          0.5578
                                                               -----------       ---------
  Net investment income ...................................    $    0.7947       $  1.4956
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................         0.1739         (2.3902)
                                                               -----------       ---------
 Net increase (decrease) in unit value ....................    $    0.9686       $ (0.8946)
                                                               -----------       ---------
 Unit value:
 Net asset value -- end of period .........................    $   29.4919       $ 28.5233
                                                               ===========       =========
Ratios (to average net assets):
 Expenses+## ..............................................           0.64%++         0.63%
 Net investment income ....................................           2.69%++         5.06%
Portfolio turnover ........................................             38%             75%
Number of units outstanding at end of period (000 Omitted)           3,650           4,228



                                                                    Government Securities Variable Account
                                                            -------------------------------------------------------
                                                                                   Compass 2
                                                            -------------------------------------------------------
                                                                            Year Ended December 31,
                                                            -------------------------------------------------------
                                                                 1998          1997          1996          1995
                                                            ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...................  $  27.5372    $  25.6724    $  25.5791    $  22.0031
                                                             ----------    ----------    ----------    ----------
 Investment income ........................................  $   1.8835    $   1.9396    $   1.9022    $   1.7836
 Expenses .................................................      0.5450        0.5159        0.4873        0.4564
                                                             ----------    ----------    ----------    ----------
  Net investment income ...................................  $   1.3385    $   1.4237    $   1.4149    $   1.3272
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................      0.5422        0.4411       (1.3216)       2.2488
                                                             ----------    ----------    ----------    ----------
 Net increase (decrease) in unit value ....................  $   1.8807    $   1.8648    $   0.0933    $   3.5760
                                                             ----------    ----------    ----------    ----------
 Unit value:
 Net asset value -- end of period .........................  $  29.4179    $  27.5372    $  25.6724    $  25.5791
                                                             ==========    ==========    ==========    ==========
Ratios (to average net assets):
 Expenses+## ..............................................        0.62%         0.66%         0.62%         0.63%
 Net investment income ....................................        4.61%         5.31%         5.53%         5.51%
Portfolio turnover ........................................         137%          168%           39%           80%
Number of units outstanding at end of period (000 Omitted)        4,751         5,613         7,255         8,361


                                                             Government Securities Variable Account
                                                         ----------------------------------------------
                                                                                  Compass 3
                                                                               --------------
                                                                Six Months       Year Ended
                                                                   Ended        December 31,
                                                               June 30, 2000   --------------
                                                                (Unaudited)         1999
                                                            ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...................    $   20.0233       $ 20.6717
                                                               -----------       ---------
 Investment income ........................................    $    0.7326       $  1.4104
 Expenses .................................................         0.2007          0.4065
                                                               -----------       ---------
  Net investment income ...................................    $    0.5319       $  1.0039
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................         0.1379         (1.6523)
                                                               -----------       ---------
 Net increase (decrease) in unit value ....................    $    0.6698       $ (0.6484)
                                                               -----------       ---------
 Unit value:
 Net asset value -- end of period .........................    $   20.6931       $ 20.0233
                                                               ===========       =========
Ratios (to average net assets):
 Expenses+## ..............................................           0.64%++         0.63%
 Net investment income ....................................           2.69%++         5.06%
Portfolio turnover ........................................             38%             75%
Number of units outstanding at end of period (000 Omitted)             509             701



                                                                    Government Securities Variable Account
                                                            -------------------------------------------------------
                                                                                   Compass 3
                                                            -------------------------------------------------------
                                                                            Year Ended December 31,
                                                            -------------------------------------------------------
                                                                 1998          1997          1996          1995
                                                            ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...................  $  19.3693    $  18.0755    $  18.0278    $  15.5227
                                                             ----------    ----------    ----------    ----------
 Investment income ........................................  $   1.3267    $   1.3696    $   1.3222    $   1.2529
 Expenses .................................................      0.4061        0.3848        0.3586        0.3385
                                                             ----------    ----------    ----------    ----------
  Net investment income ...................................  $   0.9206    $   0.9848    $   0.9636    $   0.9144
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................      0.3818        0.3090       (0.9159)       1.5907
                                                             ----------    ----------    ----------    ----------
 Net increase (decrease) in unit value ....................  $   1.3024    $   1.2938    $   0.0477    $   2.5051
                                                             ----------    ----------    ----------    ----------
 Unit value:
 Net asset value -- end of period .........................  $  20.6717    $  19.3693    $  18.0755    $  18.0278
                                                             ==========    ==========    ==========    ==========
Ratios (to average net assets):
 Expenses+## ..............................................        0.62%         0.66%         0.62%         0.63%
 Net investment income ....................................        4.61%         5.31%         5.53%         5.51%
Portfolio turnover ........................................         137%          168%           39%           80%
Number of units outstanding at end of period (000 Omitted)          851         1,129         1,549         1,888


                                                             Government Securities Variable Account
                                                         ----------------------------------------------
                                                                                 Compass 3
                                                                                 - Level 2
                                                                               -------------
                                                                Six Months       Year Ended
                                                                   Ended        December 31,
                                                               June 30, 2000   -------------
                                                                (Unaudited)         1999
                                                            ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...................    $   11.6394       $ 11.9984
                                                               -----------       ---------
 Investment income ........................................    $    0.4331       $  0.8333
 Expenses .................................................         0.1109          0.2227
                                                               -----------       ---------
  Net investment income ...................................    $    0.3222       $  0.6106
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................         0.0760         (0.9696)
                                                               -----------       ---------
 Net increase (decrease) in unit value ....................    $    0.3982       $ (0.3590)
                                                               -----------       ---------
 Unit value:
 Net asset value -- end of period .........................    $   12.0376       $ 11.6394
                                                               ===========       =========
Ratios (to average net assets):
 Expenses+## ..............................................           0.64%++         0.63%
 Net investment income ....................................           2.69%++         5.06%
Portfolio turnover ........................................             38%             75%
Number of units outstanding at end of period (000 Omitted)           1,548           1,641



                                                                       Government Securities Variable Account
                                                            ------------------------------------------------------------
                                                                       Compass 3 - Level 2
                                                            -----------------------------------------
                                                                    Year Ended December 31,              Period Ended
                                                            -----------------------------------------    December 31,
                                                                 1998          1997          1996            1995#
                                                            ------------- ------------- ------------- ------------------
Per unit data:*
 Net asset value -- beginning of period ...................  $  11.2258    $  10.4604    $  10.4172      $   10.0000
                                                             ----------    ----------    ----------      -----------
 Investment income ........................................  $   0.7608    $   0.7931    $   0.7931      $    0.1868
 Expenses .................................................      0.2176        0.2102        0.1966           0.0478
                                                             ----------    ----------    ----------      -----------
  Net investment income ...................................  $   0.5432    $   0.5829    $   0.5965      $    0.1390
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................      0.2294        0.1825      ( 0.5533)          0.2782
                                                             ----------    ----------    ----------      -----------
 Net increase (decrease) in unit value ....................  $   0.7726    $   0.7654    $   0.0432      $    0.4172
                                                             ----------    ----------    ----------      -----------
 Unit value:
 Net asset value -- end of period .........................  $  11.9984    $  11.2258    $  10.4604      $   10.4172
                                                             ==========    ==========    ==========      ===========
Ratios (to average net assets):
 Expenses+## ..............................................        0.62%         0.66%         0.62%            0.63%++
 Net investment income ....................................        4.61%         5.31%         5.53%            5.51%++
Portfolio turnover ........................................         137%          168%           39%              80%
Number of units outstanding at end of period (000 Omitted)        1,532         1,319         1,079              608

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                              High Yield Variable Account
                                                            --------------------------------
                                                                                  Compass 2
                                                                               --------------
                                                                Six Months       Year Ended
                                                                   Ended        December 31,
                                                               June 30, 2000   --------------
                                                                (Unaudited)         1999
                                                            ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...................    $   33.6297      $  31.9732
                                                               -----------      ----------
 Investment income ........................................    $    1.8771      $   3.4237
 Expenses .................................................         0.3689          0.7284
                                                               -----------      ----------
  Net investment income ...................................    $    1.5082      $   2.6953
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................        (1.5569)        (1.0388)
                                                               -----------      ----------
 Net increase (decrease) in unit value ....................    $   (0.0487)     $   1.6565
                                                               -----------      ----------
 Unit value:
 Net asset value -- end of period .........................    $   33.5810      $  33.6297
                                                               ===========      ==========
Ratios (to average net assets):
 Expenses+## ..............................................           0.89%++         0.90%
 Net investment income ....................................           4.36%++         7.93%
Portfolio turnover ........................................             46%            153%
Number of units outstanding at end of period (000 Omitted)           2,914           3,065



                                                                          High Yield Variable Account
                                                            -------------------------------------------------------
                                                                                   Compass 2
                                                            -------------------------------------------------------
                                                                            Year Ended December 31,
                                                            -------------------------------------------------------
                                                                 1998          1997          1996          1995
                                                            ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...................   $ 32.6450    $  29.0656    $  26.1493    $  22.6776
                                                              ---------    ----------    ----------    ----------
 Investment income ........................................   $  3.3038    $   3.0237    $   2.7199    $   2.5137
 Expenses .................................................      0.7062        0.6627        0.6035        0.5356
                                                              ---------    ----------    ----------    ----------
  Net investment income ...................................   $  2.5976    $   2.3610    $   2.1164    $   1.9781
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................     (3.2694)       1.2184        0.7999        1.4936
                                                              ---------    ----------    ----------    ----------
 Net increase (decrease) in unit value ....................   $ (0.6718)   $   3.5794    $   2.9163    $   3.4717
                                                              ---------    ----------    ----------    ----------
 Unit value:
 Net asset value -- end of period .........................   $ 31.9732    $  32.6450    $  29.0656    $  26.1493
                                                              =========    ==========    ==========    ==========
Ratios (to average net assets):
 Expenses+## ..............................................        0.86%         0.86%          0.8%         0.88%
 Net investment income ....................................        7.66%         7.47%          7.5%         7.91%
Portfolio turnover ........................................         174%          164%          108%           88%
Number of units outstanding at end of period (000 Omitted)        3,667         4,424         4,956         5,649


                                                              High Yield Variable Account
                                                            --------------------------------
                                                                                  Compass 3
                                                                               --------------
                                                                Six Months       Year Ended
                                                                   Ended        December 31,
                                                               June 30, 2000   --------------
                                                                (Unaudited)         1999
                                                            ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...................    $   24.8324      $  23.6325
                                                               -----------      ----------
 Investment income ........................................    $    1.3463      $   2.4510
 Expenses .................................................         0.2804          0.5524
                                                               -----------      ----------
  Net investment income ...................................         1.0659      $   1.8986
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................        (1.1140)        (0.6987)
                                                               -----------      ----------
 Net increase (decrease) in unit value ....................    $   (0.0481)     $   1.1999
                                                               -----------      ----------
 Unit value:
 Net asset value -- end of period .........................    $   24.7843      $  24.8324
                                                               ===========      ==========
Ratios (to average net assets):
 Expenses+## ..............................................           0.89%++         0.90%
 Net investment income ....................................           4.36%++         7.93%
Portfolio turnover ........................................             46%            153%
Number of units outstanding at end of period (000 Omitted)             396             427



                                                                          High Yield Variable Account
                                                            -------------------------------------------------------
                                                                                   Compass 3
                                                            -------------------------------------------------------
                                                                            Year Ended December 31,
                                                            -------------------------------------------------------
                                                                 1998          1997          1996          1995
                                                            ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...................   $ 24.1529    $  21.5259    $  19.3854    $  16.8283
                                                              ---------    ----------    ----------    ----------
 Investment income ........................................   $  2.3041    $   2.2363    $   1.9450    $   1.8912
 Expenses .................................................      0.5257        0.5196        0.4432        0.4253
                                                              ---------    ----------    ----------    ----------
  Net investment income ...................................   $  1.7784    $   1.7167    $   1.5018    $   1.4659
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................     (2.2988)       0.9103        0.6387        1.0912
                                                              ---------    ----------    ----------    ----------
 Net increase (decrease) in unit value ....................   $ (0.5204)   $   2.6270    $   2.1405    $   2.5571
                                                              ---------    ----------    ----------    ----------
 Unit value:
 Net asset value -- end of period .........................   $ 23.6325    $  24.1529    $  21.5259    $  19.3854
                                                              =========    ==========    ==========    ==========
Ratios (to average net assets):
 Expenses+## ..............................................        0.86%         0.86%         0.88%         0.88%
 Net investment income ....................................        7.66%         7.47%         7.59%         7.91%
Portfolio turnover ........................................         174%          164%          108%           88%
Number of units outstanding at end of period (000 Omitted)          665         1,209         1,438         1,913


                                                              High Yield Variable Account
                                                            --------------------------------
                                                                                  Compass
                                                                                3 - Level 2
                                                                               -------------
                                                                Six Months       Year Ended
                                                                   Ended            1999
                                                               June 30, 2000   -------------
                                                                (Unaudited)     December 31,
                                                            ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...................    $   13.1926      $  12.5366
                                                               -----------      ----------
 Investment income ........................................    $    0.7734      $   1.4140
 Expenses .................................................         0.1511          0.2960
                                                               -----------      ----------
  Net investment income ...................................    $    0.6223      $   1.1180
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................        (0.6381)        (0.4620)
                                                               -----------      ----------
 Net increase (decrease) in unit value ....................    $   (0.0158)     $   0.6560
                                                               -----------      ----------
 Unit value:
 Net asset value -- end of period .........................    $   13.1768      $  13.1926
                                                               ===========      ==========
Ratios (to average net assets):
 Expenses+## ..............................................           0.89%++         0.90%
 Net investment income ....................................           4.36%++         7.93%
Portfolio turnover ........................................             46%            153%
Number of units outstanding at end of period (000 Omitted)           2,634           1,001



                                                                            High Yield Variable Account
                                                            ------------------------------------------------------------
                                                                       Compass 3 - Level 2
                                                            -----------------------------------------
                                                                      Year Ended December 31,           Period Ended
                                                            -----------------------------------------    December 31,
                                                                 1998          1997          1996            1995#
                                                            ------------- ------------- ------------- ------------------
Per unit data:*
 Net asset value -- beginning of period ...................   $ 12.7936    $  11.3852    $  10.2377      $   10.0000
                                                              ---------    ----------    ----------      -----------
 Investment income ........................................   $  1.1776    $   1.1903    $   0.9246      $    0.3803
 Expenses .................................................      0.2556        0.2584        0.2033           0.0765
                                                              ---------    ----------    ----------      -----------
  Net investment income ...................................   $  0.9220    $   0.9319    $   0.7213      $    0.3038
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................     (1.1790)       0.4765        0.4262          (0.0661)
                                                              ---------    ----------    ----------      -----------
 Net increase (decrease) in unit value ....................   $ (0.2570)   $   1.4084    $   1.1475      $    0.2377
                                                              ---------    ----------    ----------      -----------
 Unit value:
 Net asset value -- end of period .........................   $ 12.5366    $  12.7936    $  11.3852      $   10.2377
                                                              =========    ==========    ==========      ===========
Ratios (to average net assets):
 Expenses+## ..............................................        0.86%         0.86%         0.88%            0.88%++
 Net investment income ....................................        7.66%         7.47%         7.59%            7.91%++
Portfolio turnover ........................................         174%          164%          108%              88%
Number of units outstanding at end of period (000 Omitted)          971         2,042         1,819            1,368

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                              Managed Sectors Variable Account
                                                            -------------------------------------
                                                                                     Compass 2
                                                                                 -----------------
                                                                 Six Months          Year Ended
                                                                    Ended           December 31,
                                                                June 30, 2000    -----------------
                                                                 (Unaudited)           1999
                                                            -------------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...................     $  92.8647          $ 50.4880
                                                                ----------          ---------
 Investment income ........................................     $   0.3352          $  0.4931
 Expenses .................................................         0.9616            1.2364
                                                                ----------          ---------
  Net investment loss .....................................     $  (0.6264)         $ (0.7433)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................        (6.6169)          43.1200
                                                                ----------          ---------
 Net increase (decrease) in unit value ....................     $  (7.2433)         $ 42.3767
                                                                ----------          ---------
 Unit value:
 Net asset value -- end of period .........................     $  85.6214          $ 92.8647
                                                                ==========          =========
Ratios (to average net assets):
 Expenses+## ..............................................           0.84%++           0.84%
 Net investment loss ......................................          (0.70)%++        (1.30)%
Portfolio turnover ........................................            270%              417%
Number of units outstanding at end of period (000 Omitted)             737               686



                                                                             Managed Sectors Variable Account
                                                            -------------------------------------------------------------------
                                                                                         Compass 2
                                                            -------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                            -------------------------------------------------------------------
                                                                  1998             1997             1996             1995
                                                            ---------------- ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...................    $ 45.4522        $ 36.5900        $ 31.3870        $ 23.9044
                                                               ---------        ---------        ---------        ---------
 Investment income ........................................    $  0.2611        $  0.2406        $  0.2838        $  0.3277
 Expenses .................................................       0.9850           0.8842           0.7089           0.6066
                                                               ---------        ---------        ---------        ---------
  Net investment loss .....................................    $ (0.7239)       $ (0.6436)       $ (0.4251)       $ (0.2789)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................       5.7597           9.5058           5.6281           7.7615
                                                               ---------        ---------        ---------        ---------
 Net increase (decrease) in unit value ....................    $  5.0358        $  8.8622        $  5.2030        $  7.4826
                                                               ---------        ---------        ---------        ---------
 Unit value:
 Net asset value -- end of period .........................    $ 50.4880        $ 45.4522        $ 36.5900        $ 31.3870
                                                               =========        =========        =========        =========
Ratios (to average net assets):
 Expenses+## ..............................................         0.84%            0.85%            0.85%            0.87%
 Net investment loss ......................................        (1.59)%          (1.60)%          (1.36)%          (1.07)%
Portfolio turnover ........................................         159%              103%              64%             115%
Number of units outstanding at end of period (000 Omitted)           681              736              729              788


                                                              Managed Sectors Variable Account
                                                            -------------------------------------
                                                                                     Compass 3
                                                                                 -----------------
                                                                 Six Months          Year Ended
                                                                    Ended           December 31,
                                                                June 30, 2000    -----------------
                                                                 (Unaudited)           1999
                                                            -------------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...................     $  91.8703          $ 50.0213
                                                                ----------          ---------
 Investment income ........................................         0.3141          $  0.4727
 Expenses .................................................         1.0045            1.2902
                                                                ----------          ---------
  Net investment loss .....................................     $  (0.6904)         $ (0.8175)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................        (6.5379)           42.6665
                                                                ----------          ---------
 Net increase (decrease) in unit value ....................     $  (7.2283)         $ 41.8490
                                                                ----------          ---------
 Unit value:
 Net asset value -- end of period .........................     $  84.6420          $ 91.8703
                                                                ==========          =========
Ratios (to average net assets):
 Expenses+## ..............................................           0.84%++           0.84%
 Net investment loss ......................................          (0.70)%++        (1.30)%
Portfolio turnover ........................................            270%              417%
Number of units outstanding at end of period (000 Omitted)             679               785



                                                                             Managed Sectors Variable Account
                                                            -------------------------------------------------------------------
                                                                                         Compass 3
                                                            -------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                            -------------------------------------------------------------------
                                                                  1998             1997             1996             1995
                                                            ---------------- ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...................    $ 45.0995        $ 36.3604        $ 31.2371        $ 23.8258
                                                               ---------        ---------        ---------        ---------
 Investment income ........................................    $  0.2543        $  0.2328        $  0.2830        $  0.3259
 Expenses .................................................       1.0369           0.9264           0.7511           0.6452
                                                               ---------        ---------        ---------        ---------
  Net investment loss .....................................    $ (0.7826)       $ (0.6936)       $ (0.4681)       $ (0.3193)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................      5.7044           9.4327           5.5914           7.7306
                                                               ---------        ---------        ---------        ---------
 Net increase (decrease) in unit value ....................    $  4.9218        $  8.7391        $  5.1233        $  7.4113
                                                               ---------        ---------        ---------        ---------
 Unit value:
 Net asset value -- end of period .........................    $ 50.0213        $ 45.0995        $ 36.3604        $ 31.2371
                                                               =========        =========        =========        =========
Ratios (to average net assets):
 Expenses+## ..............................................         0.84%            0.85%            0.85%            0.87%
 Net investment loss ......................................       (1.59)%           (1.60)%         (1.36)%           (1.07)%
Portfolio turnover ........................................          159%             103%              64%             115%
Number of units outstanding at end of period (000 Omitted)           988            1,258            1,552            1,729


                                                              Managed Sectors Variable Account
                                                            -------------------------------------
                                                                                      Compass
                                                                                    3 - Level 2
                                                                                 ----------------
                                                                 Six Months         Year Ended
                                                                    Ended              1999
                                                                June 30, 2000    ----------------
                                                                 (Unaudited)       December 31,
                                                            -------------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...................     $  29.5539          $ 16.0677
                                                                ----------          ---------
 Investment income ........................................     $   0.1064          $  0.1592
 Expenses .................................................         0.3071            0.4006
                                                                ----------          ---------
  Net investment loss .....................................     $  (0.2007)         $ (0.2414)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................        (2.1044)          13.7276
                                                                ----------          ---------
 Net increase (decrease) in unit value ....................     $  (2.3051)         $ 13.4862
                                                                ----------          ---------
 Unit value:
 Net asset value -- end of period .........................     $  27.2488          $ 29.5539
                                                                ==========          =========
Ratios (to average net assets):
 Expenses+## ..............................................           0.84%++           0.84%
 Net investment loss ......................................          (0.70)%++        (1.30)%
Portfolio turnover ........................................            270%              417%
Number of units outstanding at end of period (000 Omitted)           3,485             3,115



                                                                     Managed Sectors Variable Account
                                                            ---------------------------------------------------
                                                                           Compass 3 - Level 2
                                                            --------------------------------------------------
                                                                         Year Ended December 31,
                                                            --------------------------------------------------
                                                                  1998             1997             1996
                                                            ---------------- ---------------- ----------------
Per unit data:*
 Net asset value -- beginning of period ...................    $ 14.4652        $ 11.6449        $  9.9892
                                                               ---------        ---------        ---------
 Investment income ........................................    $  0.0880        $  0.0831        $  0.0873
 Expenses .................................................       0.3308           0.3015           0.2287
                                                               ---------        ---------        ---------
  Net investment loss .....................................    $ (0.2428)       $ (0.2184)       $ (0.1414)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................       1.8453           3.0387           1.7971
                                                               ---------        ---------        ---------
 Net increase (decrease) in unit value ....................    $  1.6025        $  2.8203        $  1.6557
                                                               ---------        ---------        ---------
 Unit value:
 Net asset value -- end of period .........................    $ 16.0677        $ 14.4652        $ 11.6449
                                                               =========        =========        =========
Ratios (to average net assets):
 Expenses+## ..............................................         0.84%            0.85%            0.85%
 Net investment loss ......................................        (1.59)%          (1.60)%          (1.36)%
Portfolio turnover ........................................          159%             103%              64%
Number of units outstanding at end of period (000 Omitted)         2,542            2,156            1,204



                                                              Managed Sectors
                                                              Variable Account
                                                            --------------------
                                                                Period Ended
                                                                December 31,
                                                                    1995#
                                                            --------------------
Per unit data:*
 Net asset value -- beginning of period ...................     $  10.0000
                                                                ----------
 Investment income ........................................     $   0.0231
 Expenses .................................................         0.0539
                                                                ----------
  Net investment loss .....................................     $  (0.0308)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................         0.0200
                                                                ----------
 Net increase (decrease) in unit value ....................     $  (0.0108)
                                                                ----------
 Unit value:
 Net asset value -- end of period .........................     $   9.9892
                                                                ==========
Ratios (to average net assets):
 Expenses+## ..............................................           0.87%++
 Net investment loss ......................................          (1.07)%++
Portfolio turnover ........................................            115%
Number of units outstanding at end of period (000 Omitted)             418

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.


                       See notes to financial statements.

                                                             Money Market Variable Account
                                                            --------------------------------
                                                                                  Compass 2
                                                                               --------------
                                                                Six Months       Year Ended
                                                                   Ended        December 31,
                                                               June 30, 2000   --------------
                                                                (Unaudited)         1999
                                                            ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...................    $   18.9969      $  18.3907
                                                               -----------      ----------
 Investment income ........................................    $    0.5770      $   0.9598
 Expenses .................................................         0.1800          0.3536
                                                               -----------      ----------
  Net investment income ...................................    $    0.3970      $   0.6062
                                                               -----------      ----------
 Net increase in unit value ...............................    $    0.3970      $   0.6062
                                                               -----------      ----------
 Unit value:
 Net asset value -- end of period .........................    $   19.3939      $  18.9969
                                                               ===========      ==========
Ratios (to average net assets):
 Expenses+## ..............................................           0.59%++         0.58%
 Net investment income ....................................           2.07%++         3.25%
Number of units outstanding at end of period (000 Omitted)           3,576           3,749



                                                                         Money Market Variable Account
                                                            -------------------------------------------------------
                                                                                   Compass 2
                                                            -------------------------------------------------------
                                                                            Year Ended December 31,
                                                            -------------------------------------------------------
                                                                 1998          1997          1996          1995
                                                            ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...................  $  17.7451    $  17.1109    $  16.5213    $  15.8699
                                                             ----------    ----------    ----------    ----------
 Investment income ........................................  $   0.9924    $   0.9600    $   0.9058    $   0.9560
 Expenses .................................................      0.3468        0.3258        0.3162        0.3046
                                                             ----------    ----------    ----------    ----------
  Net investment income ...................................  $   0.6456    $   0.6342    $   0.5896    $   0.6514
                                                             ----------    ----------    ----------    ----------
 Net increase in unit value ...............................  $   0.6456    $   0.6342    $   0.5896    $   0.6514
                                                             ----------    ----------    ----------    ----------
 Unit value:
 Net asset value -- end of period .........................  $  18.3907    $  17.7451    $  17.1109    $  16.5213
                                                             ==========    ==========    ==========    ==========
Ratios (to average net assets):
 Expenses+## ..............................................        0.59%         0.59%         0.58%         0.58%
 Net investment income ....................................        3.58%         3.56%         3.49%         4.00%
Number of units outstanding at end of period (000 Omitted)        4,123         4,639         5,208         6,501


                                                             Money Market Variable Account
                                                            --------------------------------
                                                                                  Compass 3
                                                                               --------------
                                                                Six Months       Year Ended
                                                                   Ended        December 31,
                                                               June 30, 2000   --------------
                                                                (Unaudited)         1999
                                                            ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...................    $   15.6384      $  15.1544
                                                               -----------      ----------
 Investment income ........................................    $    0.4692      $   0.7807
 Expenses .................................................         0.1501          0.2967
                                                               -----------      ----------
  Net investment income ...................................    $    0.3191      $   0.4840
                                                               -----------      ----------
 Net increase in unit value ...............................    $    0.3191      $   0.4840
                                                               -----------      ----------
 Unit value:
 Net asset value -- end of period .........................    $   15.9575      $  15.6384
                                                               ===========      ==========
Ratios (to average net assets):
 Expenses+## ..............................................           0.59%++         0.58%
 Net investment income ....................................           2.07%++         3.25%
Number of units outstanding at end of period (000 Omitted)             496             863



                                                                         Money Market Variable Account
                                                            -------------------------------------------------------
                                                                                   Compass 3
                                                            -------------------------------------------------------
                                                                            Year Ended December 31,
                                                            -------------------------------------------------------
                                                                 1998          1997          1996          1995
                                                            ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...................  $  14.6369    $  14.1277    $  13.6545    $  13.1291
                                                             ----------    ----------    ----------    ----------
 Investment income ........................................  $   0.8199    $   0.7782    $   0.7437    $   0.7885
 Expenses .................................................      0.3024        0.2690        0.2705        0.2631
                                                             ----------    ----------    ----------    ----------
  Net investment income ...................................  $   0.5175    $   0.5092    $   0.4732    $   0.5254
                                                             ----------    ----------    ----------    ----------
 Net increase in unit value ...............................  $   0.5175    $   0.5092    $   0.4732    $   0.5254
                                                             ----------    ----------    ----------    ----------
 Unit value:
 Net asset value -- end of period .........................  $  15.1544    $  14.6369    $  14.1277    $  13.6545
                                                             ==========    ==========    ==========    ==========
Ratios (to average net assets):
 Expenses+## ..............................................        0.59%         0.59%         0.58%         0.58%
 Net investment income ....................................        3.58%         3.56%         3.49%         4.00%
Number of units outstanding at end of period (000 Omitted)        1,370         1,160         1,930         3,929


                                                             Money Market Variable Account
                                                            --------------------------------
                                                                                 Compass 3
                                                                                 - Level 2
                                                                               -------------
                                                                Six Months       Year Ended
                                                                   Ended        December 31,
                                                               June 30, 2000   -------------
                                                                (Unaudited)         1999
                                                            ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...................    $   11.6362      $  11.2593
                                                               -----------      ----------
 Investment income ........................................    $    0.3507      $   0.5792
 Expenses .................................................         0.1046          0.2023
                                                               -----------      ----------
  Net investment income ...................................    $    0.2461      $   0.3769
                                                               -----------      ----------
 Net increase in unit value ...............................    $    0.2461      $   0.3769
                                                               -----------      ----------
 Unit value:
 Net asset value -- end of period .........................    $   11.8823      $  11.6362
                                                               ===========      ==========
Ratios (to average net assets):
 Expenses+## ..............................................           0.59%++         0.58%
 Net investment income ....................................           2.07%++         3.25%
Number of units outstanding at end of period (000 Omitted)           1,571           3,875



                                                                           Money Market Variable Account
                                                            ------------------------------------------------------------
                                                                       Compass 3 - Level 2
                                                            -----------------------------------------
                                                                      Year Ended Deceember 31,         Period Ended
                                                            -----------------------------------------   December 31,
                                                                 1998          1997          1996            1995#
                                                            ------------- ------------- ------------- ------------------
Per unit data:*
 Net asset value -- beginning of period ...................  $  10.8587    $  10.4654    $  10.0997      $   10.0000
                                                             ----------    ----------    ----------      -----------
 Investment income ........................................  $   0.6068    $   0.5838    $   0.5993      $    0.1358
 Expenses .................................................      0.2062        0.1905        0.2336           0.0361
                                                             ----------    ----------    ----------      -----------
  Net investment income ...................................  $   0.4006    $   0.3933    $   0.3657      $    0.0997
                                                             ----------    ----------    ----------      -----------
 Net increase in unit value ...............................  $   0.4006    $   0.3933    $   0.3657      $    0.0997
                                                             ----------    ----------    ----------      -----------
 Unit value:
 Net asset value -- end of period .........................  $  11.2593    $  10.8587    $  10.4654      $   10.0997
                                                             ==========    ==========    ==========      ===========
Ratios (to average net assets):
 Expenses+## ..............................................        0.59%         0.59%         0.58%            0.58%++
 Net investment income ....................................        3.58%         3.56%         3.49%            4.00%++
Number of units outstanding at end of period (000 Omitted)        3,141         1,104           897              561

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

                                                             Total Return Variable Account
                                                            --------------------------------
                                                                                  Compass 2
                                                                               --------------
                                                                Six Months       Year Ended
                                                                   Ended        December 31,
                                                               June 30, 2000   --------------
                                                                (Unaudited)         1999
                                                            ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...................    $   33.7285      $  33.2507
                                                               -----------      ----------
 Investment income ........................................    $    0.7197      $   1.3733
 Expenses .................................................         0.3482          0.7013
                                                               -----------      ----------
  Net investment income ...................................    $    0.3715      $   0.6720
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................         0.3289         (0.1942)
                                                               -----------      ----------
 Net increase in unit value ...............................    $    0.7004      $   0.4778
                                                               -----------      ----------
 Unit value:
 Net asset value -- end of period .........................    $   34.4289      $  33.7285
                                                               ===========      ==========
Ratios (to average net assets):
 Expenses+## ..............................................           0.83%++         0.83%
 Net investment income ....................................           1.06%++         1.90%
Portfolio turnover ........................................             49%            106%
Number of units outstanding at end of period (000 Omitted)           2,413           2,925



                                                                         Total Return Variable Account
                                                            -------------------------------------------------------
                                                                                   Compass 2
                                                            -------------------------------------------------------
                                                                            Year Ended December 31,
                                                            -------------------------------------------------------
                                                                 1998          1997          1996          1995
                                                            ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...................  $  30.1563    $  25.0444    $  22.2577    $  17.4729
                                                             ----------    ----------    ----------    ----------
 Investment income ........................................  $   1.3940    $   1.3666    $   1.1203    $   1.0394
 Expenses .................................................      0.6750        0.6070        0.4844        0.4118
                                                             ----------    ----------    ----------    ----------
  Net investment income ...................................  $   0.7190    $   0.7596    $   0.6359    $   0.6276
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................      2.3754        4.3523        2.1508        4.1572
                                                             ----------    ----------    ----------    ----------
 Net increase in unit value ...............................  $   3.0944    $   5.1119    $   2.7867    $   4.7848
                                                             ----------    ----------    ----------    ----------
 Unit value:
 Net asset value -- end of period .........................  $  33.2507    $  30.1563    $  25.0444    $  22.2577
                                                             ==========    ==========    ==========    ==========
Ratios (to average net assets):
 Expenses+## ..............................................        0.82%         0.83%         0.82%         0.83%
 Net investment income ....................................        2.10%         2.32%         2.59%         2.99%
Portfolio turnover ........................................         125%          111%          140%          105%
Number of units outstanding at end of period (000 Omitted)        3,495         3,956         4,414         4,801


                                                             Total Return Variable Account
                                                            --------------------------------
                                                                                  Compass 3
                                                                               --------------
                                                                Six Months       Year Ended
                                                                   Ended        December 31,
                                                               June 30, 2000   --------------
                                                                (Unaudited)         1999
                                                            ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...................    $   33.1340      $  32.7131
                                                               -----------      ----------
 Investment income ........................................    $    0.6851      $   1.3153
 Expenses .................................................         0.3598          0.7274
                                                               -----------      ----------
  Net investment income ...................................    $    0.3253      $   0.5879
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................         0.3378         (0.1670)
                                                               -----------      ----------
 Net increase in unit value ...............................    $    0.6631      $   0.4209
                                                               -----------      ----------
 Unit value:
 Net asset value -- end of period .........................    $   33.7971      $  33.1340
                                                               ===========      ==========
Ratios (to average net assets):
 Expenses+## ..............................................           0.83%++         0.83%
 Net investment income ....................................           1.06%++         1.90%
Portfolio turnover ........................................             49%            106%
Number of units outstanding at end of period (000 Omitted)           1,608           2,125



                                                                         Total Return Variable Account
                                                            -------------------------------------------------------
                                                                                   Compass 3
                                                            -------------------------------------------------------
                                                                            Year Ended December 31,
                                                            -------------------------------------------------------
                                                                 1998          1997          1996          1995
                                                            ------------- ------------- ------------- -------------
Per unit data:*
 Net asset value -- beginning of period ...................  $  29.7131    $  24.7133    $  21.9966    $  17.2937
                                                             ----------    ----------    ----------    ----------
 Investment income ........................................  $   1.3028    $   1.1487    $   1.0817    $   1.0122
 Expenses .................................................      0.6835        0.5870        0.5068        0.4358
                                                             ----------    ----------    ----------    ----------
  Net investment income ...................................  $   0.6193    $   0.5617    $   0.5749    $   0.5764
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................      2.3807        4.4381        2.1418        4.1265
                                                             ----------    ----------    ----------    ----------
 Net increase in unit value ...............................  $   3.0000    $   4.9998    $   2.7167    $   4.7029
                                                             ----------    ----------    ----------    ----------
 Unit value:
 Net asset value -- end of period .........................  $  32.7131    $  29.7131    $  24.7133    $  21.9966
                                                             ==========    ==========    ==========    ==========
Ratios (to average net assets):
 Expenses+## ..............................................        0.82%         0.83%         0.82%         0.83%
 Net investment income ....................................        2.10%         2.32%         2.59%         2.99%
Portfolio turnover ........................................         125%          111%          140%          105%
Number of units outstanding at end of period (000 Omitted)        2,943         4,024         5,177         6,322


                                                             Total Return Variable Account
                                                            --------------------------------
                                                                                 Compass 3
                                                                                 - Level 2
                                                                               -------------
                                                                Six Months       Year Ended
                                                                   Ended        December 31,
                                                               June 30, 2000   -------------
                                                                (Unaudited)         1999
                                                            ------------------ -------------
Per unit data:*
 Net asset value -- beginning of period ...................    $   15.9013      $  15.6760
                                                               -----------      ----------
 Investment income ........................................    $    0.3351      $   0.6416
 Expenses .................................................         0.1641          0.3306
                                                               -----------      ----------
  Net investment income ...................................    $    0.1710      $   0.3110
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................         0.1592         (0.0857)
                                                               -----------      ----------
 Net increase in unit value ...............................    $    0.3302      $   0.2253
                                                               -----------      ----------
 Unit value:
 Net asset value -- end of period .........................    $   16.2315      $  15.9013
                                                               ===========      ==========
Ratios (to average net assets):
 Expenses+## ..............................................           0.83%++         0.83%
 Net investment income ....................................           1.06%++         1.90%
Portfolio turnover ........................................             49%            106%
Number of units outstanding at end of period (000 Omitted)           6,269           6,729



                                                                           Total Return Variable Account
                                                            ------------------------------------------------------------
                                                                       Compass 3 - Level 2
                                                            -----------------------------------------
                                                                         Year Ended December 31,         Period Ended
                                                            -----------------------------------------    December 31,
                                                                 1998          1997          1996            1995#
                                                            ------------- ------------- ------------- ------------------
Per unit data:*
 Net asset value -- beginning of period ...................  $  14.2173    $  11.8074    $  10.4938      $   10.0000
                                                             ----------    ----------    ----------      -----------
 Investment income ........................................  $   0.6344    $   0.5718    $   0.5280      $    0.1247
 Expenses .................................................      0.3107        0.2715        0.2317           0.0525
                                                             ----------    ----------    ----------      -----------
  Net investment income ...................................  $   0.3237    $   0.3003    $   0.2963      $    0.0722
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions ...........................      1.1350        2.1096        1.0173           0.4216
                                                             ----------    ----------    ----------      -----------
 Net increase in unit value ...............................  $   1.4587    $   2.4099    $   1.3136      $    0.4938
                                                             ----------    ----------    ----------      -----------
 Unit value:
 Net asset value -- end of period .........................  $  15.6760    $  14.2173    $  11.8074      $   10.4938
                                                             ==========    ==========    ==========      ===========
Ratios (to average net assets):
 Expenses+## ..............................................        0.82%         0.83%         0.82%            0.83%++
 Net investment income ....................................        2.10%         2.32%         2.59%            2.99%++
Portfolio turnover ........................................         125%          111%          140%             105%
Number of units outstanding at end of period (000 Omitted)        6,702         5,260         3,717            1,637

 * Per unit data are based on the average number of units outstanding during each year.
 + Excluding mortality and expense risk charges and distribution expense charges.
++ Annualized.
 # For the period from May 1, 1995, (commencement of Level 2 Units) through
   December 31, 1995.
## Ratios do not reflect expense reductions from certain expense offset arrangements.


                       See notes to financial statements.

Notes to Financial Statements (Unaudited)

(1) Organization
Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, and Total Return Variable Account (the variable account(s)) are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. Capital Appreciation Variable Account, Government Securities Variable Account, Money Market Variable Account, and Total Return Variable Account operate as open-end, diversified management investment companies, and Global Governments Variable Account, High Yield Variable Account, and Managed Sectors Variable Account operate as open-end, nondiversified management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.


(2) Significant Accounting Policies
General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The account's use of amortized cost is subject to the account's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Boards of Managers.

Repurchase Agreements -- Certain variable accounts may enter into repurchase agreements with institutions that the variable account's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The variable accounts require that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the account to obtain those securities in the event of a default under the repurchase agreement. The variable accounts monitor, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than the amount owed to the variable account under each such repurchase agreement. The variable accounts, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- Certain variable accounts may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the account realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the account. The account, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the variable account's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts -- Certain variable accounts may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the

U.S. dollar. The accounts may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, certain variable accounts may enter into contracts to deliver or receive foreign currency they will receive from or require for their normal investment activities. The accounts may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, certain variable accounts may enter into contracts with the intent of changing the relative exposure of the accounts' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Federal Income Taxes -- The variable accounts are funding vehicles for individual variable annuities. The operations of the variable accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the variable accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement purposes. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Certain of the variable accounts use the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly -- The variable accounts' custody fees are reduced according to an arrangement that measures the value of cash deposited with the custodian by the variable accounts. During the period, each variable account's custodian fees were reduced under this arrangement. The Capital Appreciation Variable Account, Managed Sectors Variable Account, and Total Return Variable Account have entered into a directed brokerage agreement, under which the broker will credit the variable account a portion of the commissions generated, to offset certain expenses of the variable account. For the period, the variable accounts' custodian fees were reduced under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.



                                       Capital Appreciation Account   Managed Sectors Account   Total Return Variable Account
                                      ------------------------------ ------------------------- ------------------------------
Balance credits .....................             $22,031                     $ 5,460                       $ --
Directed brokerage credits ..........              38,559                      13,566                        588
                                                  -------                     -------                       ----
                                                  $60,590                     $19,026                       $588
                                                  =======                     =======                       ====

(3) Contract Charges
The Sponsor makes a deduction from the variable accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each variable account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, and Money Market Variable Account, or 1.25% of the assets of Global Governments Variable Account, Managed Sectors Variable Account, and Total Return Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the variable accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the variable accounts attributable to such contracts. Contracts are transferred from Compass 3 to Compass 3 -- Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract's accumulation account and paid the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

(4) Annuity Reserves
Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987, have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987, are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.


(5) Management Agreements
The Management Agreements provide that the variable accounts will pay the Investment Adviser, Massachusetts Financial Services Company, an affiliate of the Sponsor, a fee computed daily and paid monthly at an effective annual rate based on a percentage of each variable account's average daily net assets as follows:



                                                    Annual Rate of Management Fee     Annual Rate of Management Fee
                                                           Based on Average                 Based on Average
                                                           Daily Net Assets                 Daily Net Assets
                                                      Not Exceeding $300 Million        in Excess of $300 Million
                                                   -------------------------------   ------------------------------
Capital Appreciation Variable Account ..........                 0.75%                            0.675%
Global Governments Variable Account ............                 0.75%                            0.675%
Government Securities Variable Account .........                 0.55%                            0.495%
High Yield Variable Account ....................                 0.75%                            0.675%
Managed Sectors Variable Account ...............                 0.75%                            0.675%
Money Market Variable Account ..................                 0.50%                            0.500%
Total Return Variable Account ..................                 0.75%                            0.675%

The agreements also provide that the Investment Adviser will pay certain variable account expenses in excess of 1.25% of the average daily net assets of each variable account for any calendar year. The variable accounts pay no compensation directly to their officers or members of the Boards of Managers who are affiliated with the Investment Adviser or the Sponsor.

Administrator -- The accounts have an administrative services agreement with MFS to provide the accounts with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the accounts incur an administrative fee at the following annual percentages of the accounts' average daily net assets:


  First $2 billion ................     0.0175%
  Next $2.5 billion ...............     0.0130%
  Next $2.5 billion ...............     0.0005%
  In excess of $7 billion .........     0.0000%

(6) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, were as follows:



                                                       Purchases            Sales
                                                   ----------------   ----------------
Capital Appreciation Variable Account ..........    $  591,982,998     $  640,549,383
Global Governments Variable Account ............         3,924,881          4,204,693
High Yield Variable Account ....................        70,736,006         55,974,909
Managed Sectors Variable Account ...............       572,571,542        583,490,870
Money Market Variable Account* .................     1,034,091,031      1,047,742,000
Total Return Variable Account ..................        60,053,287         94,887,840

Purchases and sales of U.S. government securities, other than purchased option transactions and short-term obligations, were as follows:



                                                        Purchases            Sales
                                                    ----------------   ----------------
Global Governments Variable Account .............    $    5,889,720     $    7,574,213
Government Securities Variable Account ..........        53,724,868         78,942,650
Money Market Variable Account* ..................     3,242,922,273      3,269,560,997
Total Return Variable Account ...................        59,663,930         63,962,008

*Purchases and sales of investments for Money Market Variable Account consist solely of short-term obligations.


(7) High Yield Securities and Financial Instruments
Although the High Yield Variable Account has a diversified portfolio, its portfolio is invested in high-yield securities rated below investment grade or which are unrated. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Certain variable accounts trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the variable accounts have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.


Written Option Transactions


                      Global Governments Variable Account
                                                            Number
                                                         of Contracts
                                                        (000 Omitted)       Premiums
                                                       ---------------   -------------
Outstanding Beginning of period ....................            5         $   67,414
Options written ....................................           12            131,853
Options terminated in closing transactions .........           (9)          (143,210)
Options exercised ..................................           (2)           (14,363)
Options expired ....................................           (3)            (7,050)
                                                                          ----------
Outstanding, end of period .........................            3         $   34,644
                                                                          ==========

Certain options denominated in foreign currencies have been redenominated in accordance with the Euro Conversion.

At June 30, 2000, the Global Governments Variable Account had sufficient cash and/or securities at least equal to the value of the written options.


Forward Foreign Currency Exchange Contracts



                                                                                                             Net Unrealized
                                                                Contracts to    Contracts at   In Exchange    Appreciation
Account                        Transaction  Settlement Date   Deliver/Receive       Value          For       (Depreciation)
----------------------------- ------------- ---------------- ----------------- -------------- ------------- ---------------
High Yield Variable Account   Sales         09-13-00   EUR   700,175             $  671,230    $  671,055      $    (175)
                                                                                ===========    ==========    ============
Global Governments Variable
Account                       Sales         06-05-01   BRL          503,348      $  258,071    $  255,151      $  (2,920)
                                            09-13-00   DKK        2,519,172         323,312       323,095           (217)
                                            09-13-00   EUR           22,430          21,503        21,104           (399)
                                            09-13-00   GRD       81,519,898         230,601       231,749          1,148
                                            07-24-00   JPY       20,025,200         189,497       192,698          3,201
                                            09-13-00   SEK           57,440           6,551         6,646             95
                                            10-05-00   VEB      278,694,328         397,591       383,173        (14,418)
                                                                                 ----------    ----------      ---------
                                                                                 $1,427,126    $1,413,616      $ (13,510)
                                                                                 ==========    ==========      =========
Global Governments Variable
Account                       Purchases     09-13-00   AUD          263,832      $  157,897    $  156,154      $   1,743
                                            06-05-01   BRL          503,348         258,071       250,609          7,462
                                            09-13-00   EUR        1,533,283       1,469,899     1,471,192         (1,293)
                                            09-13-00   JPY       24,643,189         235,285       238,543         (3,258)
                                            09-13-00   NZD            9,847           4,615         4,628            (13)
                                            10-05-00   VEB      278,694,328         397,591       391,562          6,029
                                                                                 ----------    ----------      ---------
                                                                                 $2,523,358    $2,512,688      $  10,670
                                                                                 ==========    ==========      =========

At June 30, 2000, forward foreign currency purchases and sales under master netting agreements for the Global Governments Variable Account excluded above amounted to a net receivable of $408 with Merrill Lynch, and a net payable of $1,359 with Deutsche Bank.

At June 30, 2000, the Global Governments Variable Account and the High Yield Variable Account had sufficient cash and/or securities to cover any commitments under these contracts.

See page 22 for an explanation of abbreviations used to indicate amounts shown in currencies other than the U.S. dollar.

(8) Restricted Securities
Certain of the variable accounts may invest in securities which are subject to legal or contractual restrictions on resale. At June 30, 2000, High Yield Variable Account owned the following restricted securities, excluding securities issued under Rule 144A (consisting of 1.08% of the account's net assets) which may not be publicly sold without registration under the Securities Act of 1933. The variable account does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Boards of Managers.



                                                                       Date of        Share/Par
Account                         Description                          Acquisition       Amount           Cost           Value
-----------------------------   ---------------------------------   -------------   ------------   -------------   -------------
High Yield Variable Account     Airplanes Pass-Through Trust,
                                 10.875s, 2019                      3/13/96         $  740,775      $  740,775      $  601,798
                                Atlantic Gulf Communities Corp.     9/25/95                150               0              12
                                Envirsource, Inc.                   7/30/90                238           7,289             111
                                Merrill Lynch Mortgage
                                 Investors, Inc., 8.434s, 2022      6/22/94          1,000,000         693,125         955,312
                                                                                                       -------         -------
                                                                                                    $1,441,189      $1,557,233
                                                                                                    ==========      ==========

(9) Participant Transactions
The changes in net assets from changes in numbers of outstanding units were as follows:

                                                  Six Months Ended June 30, 2000 (000 Omitted)
                                       -------------------------------------------------------------------
                                                             Transfers Between          Withdrawals,
                                                             Variable Accounts           Surrenders,
                                           Purchase              and Fixed             Annuitizations,
                                           Payments            Accumulation             and Contract
                                           Received               Account                  Charges
                                       ----------------- ------------------------- -----------------------
                                        Units   Dollars      Units       Dollars     Units      Dollars
                                       ------- --------- ------------ ------------ --------- -------------
 Capital Appreciation Variable Account
  Compass 2 Contracts ................    34    $ 2,935        (7)     $     101      (378)    $ (35,396)
  Compass 3 Contracts ................    93      5,630      (258)       (16,087)     (105)       (6,520)
  Compass 3 Level 2 Contracts ........    70      1,636       748         20,215      (445)      (11,349)
                                                -------                ---------               ---------
                                                $10,201                $   4,229               $ (53,265)
                                                =======                =========               =========
 Global Government Variable Account
  Compass 2 Contracts ................     4    $    64       (18)     $    (334)      (29)    $    (561)
  Compass 3 Contracts ................    10        186       (38)          (715)      (19)         (361)
  Compass 3 Level 2 Contracts ........     9         75        37            428       (80)         (861)
                                                -------                ---------               ---------
                                                $   325                $    (621)              $  (1,783)
                                                =======                =========               =========
 Government Securities Variable Account
  Compass 2 Contracts ................    25    $   649      (259)     $  (7,579)     (344)    $  (9,902)
  Compass 3 Contracts ................    26        514      (166)        (3,365)      (52)       (1,058)
  Compass 3 Level 2 Contracts ........    18        185        85            986      (196)       (2,297)
                                                -------                ---------               ---------
                                                $ 1,348                $  (9,958)              $ (13,257)
                                                =======                =========               =========
 High Yield Variable Account
  Compass 2 Contracts ................    26    $   827        58      $   1,925      (235)    $  (7,938)
  Compass 3 Contracts ................    25        585       (15)          (391)      (41)       (1,017)
  Compass 3 Level 2 Contracts ........    12        115     1,737         22,809      (116)       (1,529)
                                                -------                ---------               ---------
                                                $ 1,527                $  24,343               $ (10,484)
                                                =======                =========               =========
 Managed Sectors Variable Account
  Compass 2 Contracts ................     6    $   465        79      $   7,960       (34)    $  (3,105)
  Compass 3 Contracts ................    37      3,346       (99)        (9,265)      (44)       (4,010)
  Compass 3 Level 2 Contracts ........    34        920       583         17,763      (247)       (7,258)
                                                -------                ---------               ---------
                                                $ 4,731                $  16,458               $ (14,373)
                                                =======                =========               =========
 Money Market Variable Account
  Compass 2 Contracts ................    27    $   494       245      $   4,699      (445)    $  (8,537)
  Compass 3 Contracts ................   118      1,856      (288)        (4,546)     (197)       (3,109)
  Compass 3 Level 2 Contracts ........    12        132    (1,487)       (17,637)     (829)       (9,780)
                                                -------                ---------               ---------
                                                $ 2,482                $ (17,484)              $ (21,426)
                                                =======                =========               =========
 Total Return Variable Account
  Compass 2 Contracts ................    28    $   853      (252)     $  (8,174)     (288)    $  (9,614)
  Compass 3 Contracts ................   109      3,473      (463)       (15,063)     (163)       (5,312)
  Compass 3 Level 2 Contracts ........    79      1,142       285          4,767      (824)      (12,923)
                                                -------                ---------               ---------
                                                $ 5,468                $ (18,470)              $ (27,849)
                                                =======                =========               =========

                                             Six Months Ended June 30, 2000 (000 Omitted)
                                       --------------------------------------------------------
                                                  Net                   Net            Net
                                              Accumulation         Annuitization    Increases
                                                Activity              Activity      (Decrease)
                                       -------------------------- --------------- -------------
                                          Units        Dollars        Dollars        Dollars
                                       ----------- -------------- --------------- -------------
Capital Appreciation Variable Account
  Compass 2 Contracts ................      (351)    $ (323,600)      $ 258         $ (32,102)
  Compass 3 Contracts ................      (270)       (16,977)        (31)          (17,008)
  Compass 3 Level 2 Contracts ........       373         10,502          62            10,564
                                                     ----------       -----         ---------
                                                     $ (330,075)      $ 289         $ (38,546)
                                                     ==========       =====         =========
 Global Government Variable Account
  Compass 2 Contracts ................       (43)    $     (831)      $   9         $    (822)
  Compass 3 Contracts ................       (47)          (890)         (1)             (891)
  Compass 3 Level 2 Contracts ........       (34)          (358)        (15)             (373)
                                                     ----------       -----         ---------
                                                     $   (2,079)      $  (7)        $  (2,086)
                                                     ==========       =====         =========
 Government Securities Variable Account
  Compass 2 Contracts ................      (578)    $  (16,832)      $  (3)        $ (16,835)
  Compass 3 Contracts ................      (192)        (3,909)         56            (3,853)
  Compass 3 Level 2 Contracts ........       (93)        (1,126)         (7)           (1,133)
                                                     ----------       -----         ---------
                                                     $  (21,867)      $  46         $ (21,821)
                                                     ==========       =====         =========
 High Yield Variable Account
  Compass 2 Contracts ................      (151)    $   (5,186)      $(116)        $  (5,302)
  Compass 3 Contracts ................       (31)          (823)         (1)           (824)
  Compass 3 Level 2 Contracts ........     1,633         21,395          43            21,438
                                                     ----------       -----         ---------
                                                     $   15,386       $ (74)        $  15,312
                                                     ==========       =====         =========
 Managed Sectors Variable Account
  Compass 2 Contracts ................        51     $    5,320       $  21         $   5,341
  Compass 3 Contracts ................      (106)        (9,929)          2            (9,927)
  Compass 3 Level 2 Contracts ........       370         11,425         (74)           11,351
                                                     ----------       -----         ---------
                                                     $    6,816       $ (51)        $   6,765
                                                     ==========       =====         =========
 Money Market Variable Account
  Compass 2 Contracts ................      (173)    $   (3,344)      $(444)        $  (3,788)
  Compass 3 Contracts ................      (367)        (5,799)        (65)           (5,864)
  Compass 3 Level 2 Contracts ........    (2,304)       (27,285)        (52)          (27,337)
                                                     ----------       -----         ---------
                                                     $  (36,428)      $(561)        $ (36,989)
                                                     ==========       =====         =========
 Total Return Variable Account
  Compass 2 Contracts ................      (512)    $  (16,935)      $(101)        $ (17,036)
  Compass 3 Contracts ................      (517)       (16,902)        (14)          (16,916)
  Compass 3 Level 2 Contracts ........      (460)        (7,014)        (19)           (7,033)
                                                     ----------       -----         ---------
                                                     $  (40,851)      $(134)        $ (40,985)
                                                     ==========       =====         =========

The changes in net assets from changes in numbers of outstanding units were as follows:

                                                   Year Ended December 31, 1999 (000 Omitted)
                                       -------------------------------------------------------------------
                                                            Transfers Between          Withdrawals,
                                                            Variable Accounts           Surrenders,
                                           Purchase             and Fixed             Annuitizations,
                                           Payments           Accumulation             and Contract
                                           Received              Account                  Charges
                                       ----------------- ----------------------- -------------------------
                                        Units   Dollars    Units      Dollars       Units       Dollars
                                       ------- --------- --------- ------------- ----------- -------------
Capital Appreciation Variable Account
  Compass 2 Contracts ................    78    $ 4,937     (245)    $ (17,308)       (877)    $ (64,867)
  Compass 3 Contracts ................   253     12,002     (667)      (32,192)       (214)      (10,493)
  Compass 3 Level 2 Contracts ........   134      2,496    1,286        26,221        (843)      (17,094)
                                                -------              ---------                 ---------
                                                $19,435              $ (23,279)                $ (92,454)
                                                =======              =========                 =========
 Global Government Variable Account
  Compass 2 Contracts ................     4    $    77      (39)    $    (776)        (49)    $    (970)
  Compass 3 Contracts ................    30        551     (103)       (2,012)        (31)         (599)
  Compass 3 Level 2 Contracts ........    23        230       48           612        (125)       (1,417)
                                                -------              ---------                 ---------
                                                $   858              $  (2,176)                $  (2,986)
                                                =======              =========                 =========
 Government Securities Variable Account
  Compass 2 Contracts ................    55    $ 1,402      120     $   3,387        (698)    $ (20,119)
  Compass 3 Contracts ................    77      1,532     (144)       (2,931)        (83)       (1,674)
  Compass 3 Level 2 Contracts ........    32        326      449         5,349        (372)       (4,392)
                                                -------              ---------                 ---------
                                                $ 3,260              $   5,805                 $ (26,185)
                                                =======              =========                 =========
 High Yield Variable Account
  Compass 2 Contracts ................    36    $ 1,035     (119)    $  (4,028)       (519)    $ (17,173)
  Compass 3 Contracts ................    56      1,349     (223)       (5,694)        (71)       (1,743)
  Compass 3 Level 2 Contracts ........    22        248      255         1,826        (247)       (3,214)
                                                -------              ---------                 ---------
                                                $ 2,632              $  (7,896)                $ (22,130)
                                                =======              =========                 =========
 Managed Sectors Variable Account
  Compass 2 Contracts ................    13    $   656      142     $   9,078        (150)    $  (9,137)
  Compass 3 Contracts ................   104      5,884     (219)      (12,153)        (88)       (5,189)
  Compass 3 Level 2 Contracts ........    67      1,194      910        17,015        (404)       (7,694)
                                                -------              ---------                 ---------
                                                $ 7,734              $  13,940                 $ (22,020)
                                                =======              =========                 =========
 Money Market Variable Account
  Compass 2 Contracts ................    57    $   963      492     $   9,356        (923)    $ (17,240)
  Compass 3 Contracts ................   140      2,101     (386)       (5,854)       (261)       (3,996)
  Compass 3 Level 2 Contracts ........    55        611    1,397        16,240        (718)       (8,218)
                                                -------              ---------                 ---------
                                                $ 3,675              $  19,742                 $ (29,454)
                                                =======              =========                 =========
 Total Return Variable Account
  Compass 2 Contracts ................    42    $ 1,269      (50)    $  (1,492)       (562)    $ (18,922)
  Compass 3 Contracts ................   278      9,002     (822)      (27,062)       (274)       (9,067)
  Compass 3 Level 2 Contracts ........   161      2,311    1,286        20,743      (1,420)      (22,592)
                                                -------              ---------                 ---------
                                                $12,582              $  (7,811)                $ (50,581)
                                                =======              =========                 =========

                                             Year Ended December 31, 1999 (000 Omitted)
                                       -------------------------------------------------------
                                                  Net                  Net
                                             Accumulation         Annuitization       Net
                                               Activity              Activity       Decrease
                                       ------------------------- --------------- -------------
                                          Units       Dollars        Dollars        Dollars
                                       ----------- ------------- --------------- -------------
Capital Appreciation Variable Account
  Compass 2 Contracts ................    (1,044)    $ (77,238)      $(613)        $ (77,851)
  Compass 3 Contracts ................      (628)      (30,683)       (190)          (30,873)
  Compass 3 Level 2 Contracts ........       577        11,623          80            11,703
                                                     ---------       -----         ---------
                                                     $ (96,298)      $(723)        $ (97,021)
                                                     =========       =====         =========
 Global Government Variable Account
  Compass 2 Contracts ................       (84)    $  (1,669)      $  (6)        $  (1,675)
  Compass 3 Contracts ................      (104)       (2,060)         92            (1,968)
  Compass 3 Level 2 Contracts ........       (54)         (575)       (117)             (692)
                                                     ---------       -----         ---------
                                                     $  (4,304)      $ (31)        $  (4,335)
                                                     =========       =====         =========
 Government Securities Variable Account
  Compass 2 Contracts ................      (523)    $ (15,330)      $(207)        $ (15,537)
  Compass 3 Contracts ................      (150)       (3,073)         29            (3,044)
  Compass 3 Level 2 Contracts ........       109         1,283           3             1,286
                                                     ---------       -----         ---------
                                                     $ (17,120)      $(175)        $ (17,295)
                                                     =========       =====         =========
 High Yield Variable Account
  Compass 2 Contracts ................      (602)    $ (20,166)      $(266)        $ (20,432)
  Compass 3 Contracts ................      (238)       (6,088)         (4)           (6,092)
  Compass 3 Level 2 Contracts ........        30        (1,140)         (1)           (1,141)
                                                     ---------       -----         ---------
                                                     $ (27,394)      $(271)        $ (27,665)
                                                     =========       =====         =========
 Managed Sectors Variable Account
  Compass 2 Contracts ................         5     $     597       $ (65)        $     532
  Compass 3 Contracts ................      (203)      (11,458)       (126)          (11,584)
  Compass 3 Level 2 Contracts ........       573        10,515          22            10,537
                                                     ---------       -----         ---------
                                                     $    (346)      $(169)        $    (515)
                                                     =========       =====         =========
 Money Market Variable Account
  Compass 2 Contracts ................      (374)    $  (6,921)      $ 163         $  (6,758)
  Compass 3 Contracts ................      (507)       (7,749)         69            (7,680)
  Compass 3 Level 2 Contracts ........       734         8,633         112             8,745
                                                     ---------       -----         ---------
                                                     $  (6,037)      $ 344         $  (5,693)
                                                     =========       =====         =========
 Total Return Variable Account
  Compass 2 Contracts ................      (570)    $ (19,145)      $(164)        $ (19,309)
  Compass 3 Contracts ................      (818)      (27,127)       (177)          (27,304)
  Compass 3 Level 2 Contracts ........        27           462         125               587
                                                     ---------       -----         ---------
                                                     $ (45,810)      $(216)        $ (46,026)
                                                     =========       =====         =========

(10) Detailed Statements of Operations -- Six Months Ended June 30, 2000 (000 Omitted)

                                                     Capital Appreciation Variable Account
                                         -------------------------------------------------------------
                                                   Compass 2                      Compass 3
                                         ------------------------------ ------------------------------
                                          Accumulation   Annuitization   Accumulation   Annuitization
                                         -------------- --------------- -------------- ---------------
 Investment income:
  Interest .............................  $       271      $       4      $       48       $   --
  Dividends ............................        3,186             52             548            2
                                          -----------      ---------      ----------       ------
   Total investment income .............  $     3,457      $      56      $      596       $    2
 Expenses ..............................        6,001             37           1,122            1
                                          -----------      ---------      ----------       ------
  Net investment income (loss) .........  $    (2,544)     $      19      $     (526)      $    1
                                          -----------      ---------      ----------       ------
 Realized and unrealized gain (loss)
  on investments:
  Net realized gain ....................  $   136,492      $   2,234      $   24,705       $   84
  Net unrealized loss ..................     (102,465)        (1,626)        (18,423)         (63)
                                          -----------      ---------      ----------       ------
 Net realized and unrealized gain
  on investments .......................  $    34,027      $     608      $    6,282       $   21
                                          -----------      ---------      ----------       ------
 Increase in net assets from
  operations ...........................  $    31,483      $     627      $    5,756       $   22
                                          ===========      =========      ==========       ======



                                            Capital Appreciation Variable Account
                                         --------------------------------------------
                                              Compass 3 - Level 2
                                         ------------------------------
                                          Accumulation   Annuitization      Total
                                         -------------- --------------- -------------
 Investment income:
  Interest .............................   $       69     $      --      $       392
  Dividends ............................          848             3            4,639
                                           ----------       -------      -----------
   Total investment income .............   $      917       $     3      $     5,031
 Expenses ..............................        1,511             2            8,674
                                           ----------       -------      -----------
  Net investment income (loss) .........   $     (594)      $     1      $    (3,643)
                                           ----------       -------      -----------
 Realized and unrealized gain (loss)
  on investments:
  Net realized gain ....................   $   34,622       $   153      $   198,290
  Net unrealized loss ..................      (26,509)         (112)        (149,198)
                                           ----------       -------      -----------
 Net realized and unrealized gain
  on investments .......................   $    8,113       $    41      $    49,092
                                           ----------       -------      -----------
 Increase in net assets from
  operations ...........................   $    7,519       $    42      $    45,449
                                           ==========       =======      ===========

                                                       Global Government Variable Account
                                          -------------------------------------------------------------
                                                    Compass 2                      Compass 3
                                          ------------------------------ ------------------------------
                                           Accumulation   Annuitization   Accumulation   Annuitization
                                          -------------- --------------- -------------- ---------------
 Investment income:
  Interest ..............................     $  104          $  2           $   86          $  1
                                              ------          ----           ------          ----
   Total investment income ..............     $  104          $  2           $   86          $  1
 Expenses ...............................         43            --               37            --
                                              ------          ----           ------          ----
  Net investment income .................     $   61          $  2           $   49          $  1
                                              ------          ----           ------          ----
 Realized and unrealized gain (loss)
  on investments:
  Net realized loss .....................     $ (246)         $ (4)          $ (196)         $ (2)
  Net unrealized gain ...................        114             3               81             1
                                              ------          ----           ------          ----
 Net realized and unrealized gain (loss)
  on investments ........................     $ (132)         $ (1)          $ (115)         $ (1)
                                              ------          ----           ------          ----
 Increase (decrease) in net assets
  from operations .......................     $  (71)         $  1           $  (66)         $ --
                                              ======          ====           ======          ====

                                             Global Government Variable Account
                                          -----------------------------------------
                                               Compass 3 - Level 2
                                          ------------------------------
                                           Accumulation   Annuitization     Total
                                          -------------- --------------- ----------
 Investment income:
  Interest ..............................     $  204          $  1         $  398
                                              ------          ----         ------
   Total investment income ..............     $  204          $  1         $  398
 Expenses ...............................         83            --            163
                                              ------          ----         ------
  Net investment income .................     $  121          $  1         $  235
                                              ------          ----         ------
 Realized and unrealized gain (loss)
  on investments:
  Net realized loss .....................     $ (495)         $ (1)        $ (944)
  Net unrealized gain ...................        251             6            456
                                              ------          ----         ------
 Net realized and unrealized gain (loss)
  on investments ........................     $ (244)         $  5         $ (488)
                                              ------          ----         ------
 Increase (decrease) in net assets
  from operations .......................     $ (123)         $  6         $ (253)
                                              ======          ====         ======

                                                 Government Securities Variable Account
                                      -------------------------------------------------------------
                                                Compass 2                      Compass 3
                                      ------------------------------ ------------------------------
                                       Accumulation   Annuitization   Accumulation   Annuitization
                                      -------------- --------------- -------------- ---------------
 Investment income:
  Interest ..........................     $4,173          $  95          $ 444            $ 5
                                          ------          -----          -----            ---
   Total investment income ..........     $4,173          $  95          $ 444            $ 5
 Expenses ...........................      1,101              8            123             --
                                          ------          -----          -----            ---
 Net investment income ..............     $3,072          $  87          $ 321            $ 5
                                          ------          -----          -----            ---
 Realized and unrealized gain (loss)
  on investments:
 Net realized loss ..................     $ (515)         $ (12)         $ (54)           $--
 Net unrealized gain ................      1,330             30            135              2
                                          ------          -----          -----            ---
 Net realized and unrealized gain
  on investments ....................     $  815          $  18          $  81            $ 2
                                          ------          -----          -----            ---
 Increase in net assets
  from operations ...................     $3,887          $ 105          $ 402            $ 7
                                          ======          =====          =====            ===

                                       Government Securities Variable Account
                                      ----------------------------------------
                                           Compass 3 - Level 2
                                      ------------------------------
                                       Accumulation   Annuitization    Total
                                      -------------- --------------- ---------
 Investment income:
  Interest ..........................     $ 693            $ 2        $5,412
                                          -----            ---        ------
   Total investment income ..........     $ 693            $ 2        $5,412
 Expenses ...........................       178             --         1,410
                                          -----            ---        ------
 Net investment income ..............     $ 515            $ 2        $4,002
                                          -----            ---        ------
 Realized and unrealized gain (loss)
  on investments:
 Net realized loss ..................     $ (85)           $--        $ (666)
 Net unrealized gain ................       232              1         1,730
                                          -----            ---        ------
 Net realized and unrealized gain
  on investments ....................     $ 147            $ 1        $1,064
                                          -----            ---        ------
 Increase in net assets
  from operations ...................     $ 662            $ 3        $5,066
                                          =====            ===        ======

                                                             High Yield Variable Account
                                            -------------------------------------------------------------
                                                      Compass 2                      Compass 3
                                            ------------------------------ ------------------------------
                                             Accumulation   Annuitization   Accumulation   Annuitization
                                            -------------- --------------- -------------- ---------------
 Investment income:
  Interest ................................    $  5,315        $  128          $  504          $--
  Dividends ...............................          52             1               5           --
                                               --------        ------          ------          ---
   Total investment income ................    $  5,367        $  129          $  509          $--
 Expenses .................................       1,070            10             106           --
                                               --------        ------          ------          ---
  Net investment income ...................    $  4,297        $  119          $  403          $--
                                               --------        ------          ------          ---
 Realized and unrealized gain (loss) on
  investments:
  Net realized loss .......................    $   (260)       $   (7)         $  (24)         $--
  Net unrealized gain (loss) ..............      (4,078)          (99)           (352)          (7)
                                               --------        ------          ------          ---
 Net realized and unrealized gain (loss)
  on investments ..........................    $ (4,338)       $ (106)         $ (376)         $(7)
                                               --------        ------          ------          ---
 Increase (decrease) in net assets from
  operations ..............................    $    (41)       $   13          $   27          $(7)
                                               ========        ======          ======          ===

                                                   High Yield Variable Account
                                            ------------------------------------------
                                                 Compass 3 - Level 2
                                            ------------------------------
                                             Accumulation   Annuitization     Total
                                            -------------- --------------- -----------
 Investment income:
  Interest ................................     $  898           $--        $  6,845
  Dividends ...............................          8            --              66
                                                ------           ---        --------
   Total investment income ................     $  906           $--        $  6,911
 Expenses .................................        177            --           1,363
                                                ------           ---        --------
  Net investment income ...................     $  729           $--        $  5,548
                                                ------           ---        --------
 Realized and unrealized gain (loss) on
  investments:
  Net realized loss .......................     $  (47)          $--        $   (338)
  Net unrealized gain (loss) ..............       (580)            9          (5,107)
                                                ------           ---        --------
 Net realized and unrealized gain (loss)
  on investments ..........................     $ (627)          $ 9        $ (5,445)
                                                ------           ---        --------
 Increase (decrease) in net assets from
  operations ..............................     $  102           $ 9        $    103
                                                ======           ===        ========

                                                       Managed Sectors Variable Account
                                         -------------------------------------------------------------
                                                   Compass 2                      Compass 3
                                         ------------------------------ ------------------------------
                                          Accumulation   Annuitization   Accumulation   Annuitization
                                         -------------- --------------- -------------- ---------------
 Investment income:
  Interest .............................   $     164        $    1        $     159         $--
  Dividends ............................          78             1               73          --
                                           ---------        ------        ---------         ---
   Total investment income .............   $     242        $    2        $     232         $--
 Expenses ..............................         698             2              742          --
                                           ---------        ------        ---------         ---
  Net investment income ................   $    (456)       $   --        $    (510)        $--
                                           ---------        ------        ---------         ---
 Realized and unrealized gain (loss) on
  investments:
  Net realized gain ....................   $  15,055        $  109        $  15,703         $ 7
  Net unrealized loss ..................     (20,526)         (148)         (19,850)         (9)
                                           ---------        ------        ---------         ---
 Net realized and unrealized loss on
  investments ..........................   $  (5,471)       $  (39)       $  (4,147)        $(2)
                                           ---------        ------        ---------         ---
 Decrease in net assets from
  operations ...........................   $  (5,927)       $  (39)       $  (4,657)        $(2)
                                           =========        ======        =========         ===

                                              Managed Sectors Variable Account
                                         -------------------------------------------
                                              Compass 3 - Level 2
                                         ------------------------------
                                          Accumulation   Annuitization      Total
                                         -------------- --------------- ------------
 Investment income:
  Interest .............................   $     240        $    1       $     565
  Dividends ............................         113            --             265
                                           ---------        ------       ---------
   Total investment income .............   $     353        $    1       $     830
 Expenses ..............................       1,021             1           2,464
                                           ---------        ------       ---------
  Net investment income ................   $    (668)       $   --       $  (1,634)
                                           ---------      --------       ---------
 Realized and unrealized gain (loss) on
  investments:
  Net realized gain ....................   $  21,471        $   79       $  52,424
  Net unrealized loss ..................     (29,336)         (104)        (69,973)
                                           ---------        ------       ---------
 Net realized and unrealized loss on
  investments ..........................   $  (7,865)       $  (25)      $ (17,549)
                                           ---------        ------       ---------
 Decrease in net assets from
  operations ...........................   $  (8,533)       $  (25)      $ (19,183)
                                           =========        ======       =========

                                                            Money Market Variable Account
                                            -------------------------------------------------------------
                                                      Compass 2                      Compass 3
                                            ------------------------------ ------------------------------
                                             Accumulation   Annuitization   Accumulation   Annuitization
                                            -------------- --------------- -------------- ---------------
 Investment income:
  Interest ................................     $2,144           $36            $317           $ (8)
                                                ------           ---            ----           ----
   Total investment income (loss) .........     $2,144           $36            $317           $ (8)
 Expenses .................................        671             4             101             --
                                                ------           ---            ----           ----
 Net investment income (loss) .............     $1,473           $32            $216           $ (8)
                                                ------           ---            ----           ----
 Increase (decrease) in net assets from
  operations ..............................     $1,473           $32            $216           $ (8)
                                                ======           ===            ====           ====

                                                 Money Market Variable Account
                                            ----------------------------------------
                                                 Compass 3 - Level 2
                                            ------------------------------
                                             Accumulation   Annuitization    Total
                                            -------------- --------------- ---------
 Investment income:
  Interest ................................     $1,231           $ 5        $3,725
                                                ------           ---        ------
   Total investment income (loss) .........     $1,231           $ 5        $3,725
 Expenses .................................        377           --          1,153
                                                ------           ---        ------
 Net investment income (loss) .............     $  854           $ 5        $2,572
                                                ------           ---        ------
 Increase (decrease) in net assets from
  operations ..............................     $  854           $ 5        $2,572
                                                ======           ===        ======

                                                          Total Return Variable Account
                                          -------------------------------------------------------------
                                                    Compass 2                      Compass 3
                                          ------------------------------ ------------------------------
                                           Accumulation   Annuitization   Accumulation   Annuitization
                                          -------------- --------------- -------------- ---------------
 Investment income:
  Interest ..............................   $   1,271        $   28          $  864          $  3
  Dividends .............................         565            13             385             1
                                            ---------        ------          ------          ----
   Total investment income ..............   $   1,836        $   41          $1,249          $  4
 Expenses ...............................         900             8             657             1
                                            ---------        ------          ------          ----
 Net Investment Income ..................   $     936        $   33          $  592          $  3
                                            ---------        ------          ------          ----
 Realized and unrealized gain (loss) on
  investments:
 Net realized gain ......................   $   1,594        $   35          $1,092          $  4
 Net unrealized loss ....................      (1,199)          (16)           (863)           (2)
                                            ---------        ------          ------          ----
 Net realized and unrealized gain on
  investments ...........................   $     395        $   19          $  229          $  2
                                            ---------        ------          ------          ----
 Increase in net assets from operations..   $   1,331        $   52          $  821          $  5
                                            =========        ======          ======          ====

                                                Total Return Variable Account
                                          ------------------------------------------
                                               Compass 3 - Level 2
                                          ------------------------------
                                           Accumulation   Annuitization     Total
                                          -------------- --------------- -----------
 Investment income:
  Interest ..............................   $   1,472         $  4        $   3,642
  Dividends .............................         654            2            1,620
                                            ---------         ----        ---------
   Total investment income ..............   $   2,126         $  6        $   5,262
 Expenses ...............................       1,043            1            2,610
                                            ---------         ----        ---------
 Net Investment Income ..................   $   1,083         $  5        $   2,652
                                            ---------         ----        ---------
 Realized and unrealized gain (loss) on
  investments:
 Net realized gain ......................   $   1,808         $  5        $   4,538
 Net unrealized loss ....................      (1,121)          (3)          (3,204)
                                            ---------         ----        ---------
 Net realized and unrealized gain on
  investments ...........................   $     687         $  2        $   1,334
                                            ---------         ----        ---------
 Increase in net assets from operations..   $   1,770         $  7        $   3,986
                                            =========         ====        =========

(11) Line of Credit
The accounts and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of account shares. Interest is charged to each account, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each of the accounts for the six months ended June 30, 2000, ranged from $36 to $3,009.

This Compass semiannual report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus.

Members of Boards of Managers
and Officers

SAMUEL ADAMS+, Member
Counsel, Kirkpatrick & Lockhart LLP
Boston, Massachusetts


J. KERMIT BIRCHFIELD+, Member
Consultant; Chairman, Display Technology, Inc.; Managing Director, Century Partners, Inc., Gloucester, Massachusetts


JAMES R. BORDEWICK JR.*, Assistant Secretary

STEPHEN E. CAVAN*, Secretary and Clerk

WILLIAM R. GUTOW+, Member
Private investor and real estate consultant; Vice Chairman, Capitol Entertainment Management Company, Dallas, Texas


DAVID D. HORN, Member
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
New Vineyard, Maine


GARTH MARSTON, Member Emeritus
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts


DERWYN F. PHILLIPS+, Member
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts


C. JAMES PRIEUR#, President

Sun Life Assurance Company
of Canada (U.S.)
Annuity Service Mailing Address
c/o Sun Life Retirement Products and Services
P.O. Box 1024, Boston, MA 02103-9986

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Distributor
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park, Wellesley Hills, MA 02481

Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Account Information

For account information, please call toll free:
1-800-752-7218 anytime from a touch-tone telephone.
To speak with a customer service representative, please call toll free: 1-800-752-7215 any business day from 8 a.m. to 6 p.m. Eastern time.


+ Independent Member
* MFS Investment Management[RegTM]
# Sun Life Assurance Company of Canada





                                                              COUS-3 08/00 52.3M